UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04087
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Exeter Fund, Inc.
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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450
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(Address of principal executive offices) (Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450
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(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880
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Date of fiscal year end: December 31, 2005
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Date of reporting period: January 1, 2005 through December 31, 2005
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

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ITEM 1: REPORTS TO STOCKHOLDERS

Exeter Fund, Inc.
Annual Report
December 31, 2005
Technology Series

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Management Discussion and Analysis (unaudited)

Dear Shareholders:

Building off of its strong relative performance in 2004, the Technology Series again outperformed its primary benchmark, the Standard & Poor’s (S&P) 500 Information Technology Index, in 2005. For the year, the Series posted a return of 2.20% as compared to the 0.99% return experienced by the S&P 500 Information Technology Index. The result marked the fifth consecutive year the Technology Series outperformed its benchmark.

Technology stocks started the year off weak, underperforming most other market sectors and declining over 10% before bottoming in April. This weak start was attributable to broader macroeconomic concerns in response to decelerating Gross Domestic Product (GDP) growth, rising energy prices, higher interest rates, and the growing U.S. trade deficit. By April, we felt the correction in the technology markets had become overdone and somewhat disconnected to underlying sector and company demand fundamentals, and our analysis showed technology stocks trading at attractive valuations relative to our expectations for future revenue and earnings growth. As a result, we began to invest more aggressively, and from that point, the sector climbed the “wall of worry”, managing to end the year in positive territory.

In our view, 2005 was a stock-picker’s market. While we were cognizant of the macroeconomic factors discussed above, our analysis demonstrated that the conditions for a severe economic slowdown were not present and technology stocks were at worst fairly valued. Moreover, this environment played to our strengths of focusing on 1) industry sectors enjoying secular (i.e., non-cyclical) tailwinds and 2) high quality companies that fit our investment strategies, operate with sound business models, and are building sustainable competitive advantages. As such, we used the environment as an opportunity to transition the Technology Series into our strongest ideas.

To that end, the Technology Series decreased its holdings in a variety of sectors, including Electronic Equipment & Instruments, Telecommunications Services, Internet Services, IT Services, Electronic Equipment & Instruments, and Media. In turn, we significantly increased holdings in the Communications Equipment, Semiconductor & Semiconductor Equipment, and Software sectors.

Communications Equipment started 2005 as the Series’ largest weighting, and during the year we increased our position such that this sector accounted for a larger position in the Series than in the benchmark. Data suggests that we are in the early stages of a secular migration from networks based on legacy systems to networks based on Internet Protocol, or IP. Due to increased competition and severe under-spending since the bubble years, telecommunications carriers are both increasing their capital spending and devoting a significantly larger share of their spending to IP. On the enterprise side, there is also increasing evidence of a networking upgrade cycle with the current equipment of enterprises now, on average, beyond its typical replacement age. Richer forms of content soaking up bandwidth, combined with compelling new technologies like Voice-Over-IP, wireless local area networks, mobile data access, and intelligent switches, are serving as catalysts to spend for both carriers and enterprises. Despite these favorable trends, the Communications Equipment sector registered only mixed performance in 2005 overall. As we enter 2006, the broader Communications Equipment sector remains an important area of focus for us given the positive trends noted above occurring in both the telecommunications and enterprise end markets.

During 2005, the Series increased its weighting in Semiconductor & Semiconductor Equipment stocks, but this industry continued to be a smaller portion of the portfolio than of the benchmark. While the cycles associated with each may not have reached their bottoms, supply/demand fundamentals for both chips and chip making equipment remained very healthy over the course of the year. Strong PC, cellular phone, and consumer electronics demand buoyed unit demand trends, and semiconductor prices remained surprisingly resilient as chip manufacturers showed excellent discipline in their capital spending plans. We saw a continued migration toward advanced technology nodes and a number of important manufacturing innovations, which kept semiconductor manufacturing equipment demand stable. Such solid fundamentals allowed the Semiconductor and, to a lesser extent, the Semiconductor Capital Equipment industries to be among the best performing technology sectors in 2005. The Series was able to capitalize on this performance as we opportunistically increased the Series’ positions in what we believe are some of the strongest chip and chip equipment companies operating in segments where growth appears to be more secular (i.e., less cyclical) in nature.

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Management Discussion and Analysis (unaudited)

The past year also saw the Series’ position in the Software sector more than double and become heavier than that of the benchmark. Our investments in this area focused on Business Intelligence (BI), Security, Telecom Billing, Software Testing, and Product Life-Cycle Management (PLM), areas of software that have meaningful secular growth drivers. This focused approach to investing in the software sector helped the Series’ performance relative to the benchmark in 2005, despite the Software sector actually underperforming the broader technology universe during the year. Security and BI, for example, remain at the top of enterprises’ spending lists as security threats become more pervasive, corporate data grows exponentially, and compliance regulation becomes more complex. We also invested in software companies enabling the secular shift towards Services Oriented Architectures (SOA), or the idea of breaking large software platforms into various parts so as to enable application customization and lower total cost of ownership. Evidence suggests SOA will be highly disruptive and holds the potential to create a new spending cycle given it will make software more modular and flexible for enterprise users.

Two important areas (in terms of their weighting within the S&P 500 Information Technology Index) in which the Series had relatively small holdings during 2005 were Computers & Peripherals and Internet Services. We have limited our holdings in Computers & Peripherals as we are witnessing heightened price competition in certain product segments, which in turn is pressuring profitability and returns on invested capital. Our relatively small position in this area helped the Series’ performance during 2005 as the sector underperformed the broader technology universe. By contrast, our relatively small holdings in the Internet Services sector hurt the Series relative to its benchmark as this was one of the strongest performing areas in technology during the year. Valuations coupled with highly optimistic expectations of the future kept us cautious on this sector in 2005.

Finally, we continue to complement our investments in the areas mentioned above with select investments in other traditional technology based industries as well as companies operating in non-traditional technology sectors that are benefiting from technological innovation. These stocks were picked in strict conformity with our strategies and processes. Key winners for the Series in 2005 operated in such diverse sectors as Office Retail, Financial Processing, and Recycling Technology. The Series will continue to look for beneficiaries of secular technology trends in both traditional technology sectors and non-traditional industries being transformed by a more or better use of technology.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

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Performance Update as of December 31, 2005 (unaudited)

	Average Annual Total Returns
	As of December 31, 2005

	One	Five	Since
	Year	Year	Inception[1]
Exeter Fund, Inc. - Technology Series[2]	2.20%	3.17%	-3.24%

Standard & Poor's (S&P) 500 Total Return Index[3]	4.91%	0.54%	-1.55%

Standard & Poor's (S&P) 500 Information Technology Index[3]	0.99%	-6.68%	-14.99%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Technology Series from its current activation1 (8/8/00) to present (12/31/05) to the S&P 500 Total Return Index and the S&P 500 Information Technology Index.

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Data for line graph to follow:

	Exeter Fund, Inc.	S&P 500	S&P 500 Information
Date	Technology Series	Total Return Index	Technology Index

8/8/00	$10,000	$10,000	$10,000
12/31/00	7,160	8,945	5,972
12/31/01	5,910	7,883	4,552
12/31/02	3,730	6,142	2,728
12/31/03	7,440	7,902	4,017
12/31/04	8,190	8,761	4,120
12/31/05	8,370	9,191	4,161

1Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series' current activation date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. If a shareholder had made an original investment of $10,000 on the previous activation date of August 29, 1994 and held the investment through the liquidation date on April 16, 1997, the average annual return would have been 28.23% versus 22.62% for the S&P 500 Total Return Index for the same time period.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Information Technology Index is a capitalization-weighted sub-index of the S&P 500 Total Return Index, including only stocks of companies involved in the business of technology related products and services. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

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Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$1,084.20	$6.30
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

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Portfolio Composition as of December 31, 2005 (unaudited)

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Sector Allocation*

Consumer Discretionary	6.9%
Health Care	3.9%
Information Technology (Communications Equipment)	21.1%
Information Technology (Computers & Peripherals)	6.6%
Information Technology (Electronic Equipment & Instruments)	2.5%
Information Technology (Semiconductors & Semiconductor Equipment)	16.7%
Information Technology (Software)	26.1%
Telecommunication Services	8.3%
Cash, short-term investments, and liabilities, less other assets	7.9%

*As a percentage of net assets.

Top Ten Stock Holdings*

Cisco Systems, Inc.	5.0%
Singapore Telecommunications Ltd. (Singapore)	4.4%
International Game Technology	4.3%
Synopsys, Inc.	4.2%
International Business Machines (IBM) Corp.	4.1%
Symantec Corp.	4.1%
Amdocs Ltd. (Guernsey)	4.0%
Juniper Networks, Inc.	4.0%
Vodafone Group plc - ADR (United Kingdom)	4.0%
Packeteer, Inc.	3.7%

*As a percentage of total investments.

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Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

COMMON STOCKS - 92.1%

Consumer Discretionary - 6.9%
Hotels, Restaurants & Leisure - 4.3%
International Game Technology	155,000	$4,770,900

Specialty Retail - 2.6%
RadioShack Corp.	135,000	2,839,050

Total Consumer Discretionary		7,609,950

Health Care - 3.9%
Health Care Providers & Services - 3.9%
AMICAS, Inc.*	218,000	1,081,280
Emdeon Corp.*	378,000	3,197,880
Total Health Care		4,279,160

Information Technology - 73.0%
Communications Equipment - 21.1%
Cisco Systems, Inc.*	323,150	5,532,328
Inter-Tel, Inc.	166,500	3,258,405
Juniper Networks, Inc.*	201,000	4,482,300
Packeteer, Inc.*	534,000	4,149,180
Polycom, Inc.*	208,000	3,182,400
Research In Motion Ltd. (RIM)* (Canada) (Note 7)	42,300	2,792,223
		23,396,836

Computers & Peripherals - 6.6%
EMC Corp.*	206,000	2,805,720
International Business Machines (IBM) Corp.	55,000	4,521,000
		7,326,720

Electronic Equipment & Instruments - 2.5%
DTS, Inc.*	187,000	2,767,600

Semiconductors & Semiconductor Equipment - 16.7%
ATI Technologies, Inc.* (Canada) (Note 7)	114,000	1,936,860
Cabot Microelectronics Corp.*	115,000	3,372,950
Cymer, Inc.*	100,000	3,551,000
Exar Corp.*	251,000	3,142,520
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan) (Note 7)	327,599	3,246,506
Zoran Corp.*	197,000	3,193,370
		18,443,206

The accompanying notes are an integral part of the financial statements.

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Investment Portfolio - December 31, 2005

	Shares/	Value
	Principal Amount	(Note 2)

Information Technology (continued)
Software - 26.1%
Agile Software Corp.*	536,000	$3,205,280
Amdocs Ltd.* (Guernsey) (Note 7)	163,000	4,482,500
Catapult Communications Corp.	187,000	2,765,730
F-Secure Oyj* (Finland) (Note 7)	267,000	644,737
Mercury Interactive Corp.*	117,000	3,251,430
RADWARE Ltd.* (Israel) (Note 7)	186,000	3,377,760
SAP AG - ADR (Germany) (Note 7)	45,000	2,028,150
Symantec Corp.*	258,000	4,515,000
Synopsys, Inc.*	230,000	4,613,800
		28,884,387

Total Information Technology		80,818,749

Telecommunication Services - 8.3%
Diversified Telecommunication Services - 4.3%
Singapore Telecommunications Ltd. (Singapore) (Note 7)	3,080,000	4,836,823

Wireless Telecommunication Services - 4.0%
Vodafone Group plc - ADR (United Kingdom) (Note 7)	205,000	4,401,350

Total Telecommunication Services		9,238,173

TOTAL COMMON STOCKS
(Identified Cost $100,212,055)		101,946,032

SHORT-TERM INVESTMENTS - 8.3%
Dreyfus Treasury Cash Management - Institutional Shares	4,120,737	4,120,737
Fannie Mae Discount Note, 1/11/2006	$4,000,000	3,995,367
Federal Home Loan Bank Discount Note, 1/11/2006	1,000,000	998,883

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $9,114,987)		9,114,987

TOTAL INVESTMENTS - 100.4%
(Identified Cost $109,327,042)		111,061,019

LIABILITIES, LESS OTHER ASSETS - (0.4%)		(405,414)

NET ASSETS - 100%		$110,655,605

*Non-income producing security
ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.

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Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost $109,327,042) (Note 2)	$111,061,019
Receivable for fund shares sold	106,630
Dividends receivable	103,203
Foreign tax reclaims receivable	953

TOTAL ASSETS	111,271,805

LIABILITIES:

Accrued management fees (Note 3)	109,863
Accrued fund accounting and transfer agent fees (Note 3)	12,904
Accrued Chief Compliance Officer service fees (Note 3)	132
Payable for securities purchased	438,113
Audit fees payable	26,921
Payable for fund shares repurchased	16,808
Other payables and accrued expenses	11,459

TOTAL LIABILITIES	616,200

TOTAL NET ASSETS	$110,655,605

NET ASSETS CONSIST OF:

Capital stock	$132,130
Additional paid-in-capital	135,528,442
Accumulated net realized loss on investments, foreign currency, and
other assets and liabilities	(26,738,944)
Net unrealized appreciation on investments	1,733,977

TOTAL NET ASSETS	$110,655,605

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($110,655,605/13,212,999 shares)	$8.37

The accompanying notes are an integral part of the financial statements.

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Statement of Operations

For the Year Ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $50,323)	$547,919
Interest	103,427

Total Investment Income	651,346

EXPENSES:

Management fees (Note 3)	902,166
Fund accounting and transfer agent fees (Note 3)	112,785
Directors' fees (Note 3)	7,662
Chief Compliance Officer service fees (Note 3)	5,326
Custodian fees	20,700
Miscellaneous	61,150

Total Expenses	1,109,789
Less reduction of expenses (Note 3)	(25,636)

Net Expenses	1,084,153

NET INVESTMENT LOSS	(432,807)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments	17,452,898
Foreign currency and other assets and liabilities	(1,184)
17,451,714

Net change in unrealized appreciation on investments	(9,195,898)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS	8,255,816

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$7,823,009

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/05	12/31/04

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(432,807)	$(177,506)
Net realized gain on investments	17,451,714	4,562,135
Net change in unrealized appreciation on investments	(9,195,898)	4,698,784

Net increase from operations	7,823,009	9,083,413

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions (Note 5)	39,511,796	34,205,184

Net increase in net assets	47,334,805	43,288,597

NET ASSETS:

Beginning of year	63,320,800	20,032,203

End of year (including undistributed net investment
loss of $0 and $0, respectively)	$110,655,605	$63,320,800

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

	For the Years Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$8.19	$7.44	$3.73	$5.91	$7.16

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.04)[1]	(0.03)	(0.03)[1]	(0.03)
Net realized and unrealized gain (loss) on
investments	0.21	0.79	3.74	(2.15)	(1.22)

Total from investment operations	0.18	0.75	3.71	(2.18)	(1.25)

Net asset value - End of year	$8.37	$8.19	$7.44	$3.73	$5.91

Total return[2]	2.20%	10.08%	99.46%	(36.89%)	(17.46%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(0.48%)	(0.52%)	(0.58%)	(0.71%)	(0.49%)

Portfolio turnover	116%	50%	83%	137%	63%

Net assets - End of year (000's omitted)	$110,656	$63,321	$20,032	$10,178	$53,071

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

0.03%	0.16%	0.81%	0.41%	0.11%

1Calculated based on average shares outstanding during the year.
2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year.

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements

1. ORGANIZATION

Technology Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Technology Series common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

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Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)
The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $25,636 for the year ended December 31, 2005, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $131,815,099 and $99,114,151, respectively. There were no purchases or sales of United States Government securities.

14


Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Technology Series were:

	For the Year		For the Year
	Ended 12/31/05		Ended 12/31/04

	Shares	Amount	Shares	Amount

Sold	6,199,719	$45,218,344	5,819,094	$40,253,707
Repurchased	(716,929)	(5,706,548)	(782,440)	(6,048,523)
Total	5,482,790	$39,511,796	5,036,654	$34,205,184

    Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.   FINANCIAL INSTRUMENTS

    The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing
    exposure  to  various  market risks.   These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005.

7.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of  foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United
    States Government.

8. TECHNOLOGY SECURITIES

    The Series may focus its investments in certain related technology industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9. FEDERAL INCOME TAX INFORMATION

    The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

15


Notes to Financial Statements

9. FEDERAL INCOME TAX INFORMATION (continued)

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$109,327,059

Unrealized appreciation	$6,139,074
Unrealized depreciation	(4,405,114)

Net unrealized appreciation	$1,733,960
Capital loss carryover	26,738,927

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2010.

16


Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of Technology Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Technology Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

17


Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

18


Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

19


Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

20


Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

21


Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                               1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site                            http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                             1-800-466-3863
On the SEC’s web site               http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                             1-800-466-3863
On the SEC’s web site                                       http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                            1-800-466-3863
On the SEC’s web site                                      http://www.sec.gov
On the Advisor’s web site                               http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

22


Exeter Fund, Inc.
Annual Report
December 31, 2005
Financial Services Series



Management Discussion and Analysis (unaudited)

Dear Shareholders:

On July 1, 2005, we launched our newest addition to the Exeter Fund family. The Financial Services Series experienced strong absolute performance over its first six months, outperforming the Standard & Poor’s (S&P) 500 Total Return Index by posting an overall return of 7.39% since its inception, while trailing the S&P 500 Financials Index over the period.

The Financials sector’s performance over this time period was aided by a couple of developments concerning the Federal Reserve (the “Fed”). The first was the naming of Ben Bernanke to succeed Alan Greenspan as Chairman of the Federal Reserve Board. This appointment was well received by the market, as it is generally believed that Mr. Bernanke will stay the course set out by Mr. Greenspan to ensure the continued economic health of the country. Secondly, after the 13th consecutive hike in interest rates, it has become widely anticipated by the financial community that the Fed’s monetary tightening policy is coming to an end.

The two main factors causing our underperformance relative to the S&P 500 Financials Index were our positions in the insurance industry and the capital markets industry. These two segments experienced strong returns in the second half of the year, and although we did participate to some extent, both our performance and weightings in these industries came in below that of the index.

We launched the Financial Services Series because we feel the Financials sector exhibits many characteristics that make it an attractive area for long term investment. Over the past two decades the Financials sector has provided sustained and stable earnings growth which has been stronger than the market as a whole. Strong secular (i.e., non-cyclical) trends are playing out in the banking, money management and financial technology industries. The recent concerns over a flat yield curve as a result of increases in short-term rates by the Fed provided us with an opportunity to buy solid companies at attractive valuations.

We have established a large position in the banking sector. A significant recovery in commercial and industrial lending has begun, although loan activity is still lower than historical levels. Another important trend in this sector is the increased focus on services for the high net worth marketplace. The confluence of banking, investments, insurance, tax and estate planning has been evolving for some time, and technology is aiding this confluence. Finally, the high level of bank consolidations is an important trend in this sector.

We have also established significant positions in the capital market industry. Corporations have record levels of cash on hand and equity multiples are at relatively inexpensive levels, leading to an increased level of merger and acquisition volume. Accordingly, we continue to add companies in this segment.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

1


Performance Update as of December 31, 2005 (unaudited)

Total Returns
Since Inception[1]
As of December 31, 2005

Exeter Fund, Inc. - Financial Services Series[2]	7.39%

Standard & Poor's (S&P) 500 Total Return Index[3]	5.76%

Standard & Poor's (S&P) 500 Financials Index[3]	9.01%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Financial Services Series from its inception1 (7/1/05) to present (12/31/05) to the S&P 500 Total Return Index and the S&P 500 Financials Index.

<graphic>
<line graph>

Data for line graph to follow:

	Exeter Fund, Inc. -	S&P 500	S&P 500
Date	Financial Services Series	Total Return Index	Financials Index

7/1/05	$10,000	$10,000	$10,000
7/31/05	10,150	10,372	10,158
8/31/05	10,030	10,277	9,980
9/30/05	10,060	10,360	10,072
10/31/05	10,330	10,187	10,390
11/30/05	10,790	10,572	10,876
12/31/05	10,739	10,576	10,901

1Performance numbers for the Series and Indices are calculated from July 1, 2005, the Series' inception date. Periods less than one year are not annualized.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Financials Index is a capitalization-weighted sub-index of the S&P 500 Total Return Index, including only stocks of companies involved in the business of financial related products and services. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2


Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$1,073.90	$6.27
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year. The Series’ total return would have been lower had certain expenses not been waived during the period.

3


Portfolio Composition as of December 31, 2005 (unaudited)

<graphic>
<pie chart>

Sector Allocation*

Financials (Capital Markets)	22.6%
Financials (Commercial Banks)	32.8%
Financials (Consumer Finance)	1.9%
Financials (Diversified Financial Services)	9.6%
Financials (Insurance)	11.3%
Financials (Real Estate)	0.8%
Financials (Thrifts & Mortgage Finance)	2.4%
Industrials	5.8%
Information Technology	9.9%
Cash, short-term investments, and other assets, less liabilities	2.9%

*As a percentage of net assets.

Top Ten Stock Holdings*

American International Group, Inc.	5.0%
Citigroup, Inc.	4.7%
PNC Financial Services Group, Inc.	3.9%
The Bank of New York Co., Inc.	3.9%
The Dun & Bradstreet Corp.	3.8%
First Data Corp.	3.8%
Wachovia Corp.	3.7%
Bank of America Corp.	3.6%
U.S. Bancorp	3.5%
SEI Investments Co.	3.4%

*As a percentage of total investments.

4


Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

COMMON STOCKS - 97.1%

Financials - 81.4%
Capital Markets - 22.6%
The Bank of New York Co., Inc.	60,500	$1,926,925
The Charles Schwab Corp.	71,000	1,041,570
Franklin Resources, Inc.	10,300	968,303
Janus Capital Group, Inc.	84,100	1,566,783
Mellon Financial Corp.[1]	14,800	506,900
Merrill Lynch & Co., Inc.	23,000	1,557,790
Morgan Stanley	8,600	487,964
Piper Jaffray Companies, Inc.*	13,300	537,320
SEI Investments Co.	46,000	1,702,000
T. Rowe Price Group, Inc.	12,700	914,781
		11,210,336

Commercial Banks - 32.8%
Bank of America Corp.	38,700	1,786,005
Barclays plc (United Kingdom) (Note 7)	47,000	493,962
Fifth Third Bancorp	12,300	463,956
KeyCorp.	24,200	796,906
M&T Bank Corp.	7,600	828,780
Marshall & Ilsley Corp.	28,300	1,218,032
National City Corp.	14,400	483,408
North Fork Bancorporation, Inc.	42,200	1,154,592
PNC Financial Services Group, Inc.	31,700	1,960,011
Royal Bank of Scotland Group plc (United Kingdom) (Note 7)	25,400	766,771
TCF Financial Corp.	35,000	949,900
U.S. Bancorp	58,500	1,748,565
Wachovia Corp.	34,500	1,823,670
Wells Fargo & Co.	6,600	414,678
Zions Bancorporation	18,800	1,420,528
		16,309,764

Consumer Finance - 1.9%
Capital One Financial Corp.	10,800	933,120

Diversified Financial Services - 9.6%
Citigroup, Inc.	47,700	2,314,881
JPMorgan Chase & Co.	37,200	1,476,468
Moody's Corp.	8,800	540,496
Principal Financial Group, Inc.	9,400	445,842
		4,777,687

The accompanying notes are an integral part of the financial statements.

5


Investment Portfolio - December 31, 2005

	Shares/	Value
	Principal Amount	(Note 2)

Financials (continued)
Insurance - 11.3%
Ambac Financial Group, Inc.	5,700	$439,242
American International Group, Inc.	36,600	2,497,218
Marsh & McLennan Companies, Inc.	14,700	466,872
MBIA, Inc.	13,500	812,160
Torchmark Corp.	7,650	425,340
Willis Group Holdings Ltd. (United Kingdom) (Note 7)	25,800	953,052
		5,593,884

Real Estate - 0.8%
Friedman, Billings, Ramsey Group, Inc. - Class A	39,600	392,040

Thrifts & Mortgage Finance - 2.4%
BankAtlantic Bancorp, Inc. - Class A	33,000	462,000
Flagstar Bancorp, Inc.	25,900	372,960
New York Community Bancorp, Inc.	21,800	360,136
		1,195,096

Total Financials		40,411,927

Industrials - 5.8%
Commercial Services & Supplies - 5.8%
ChoicePoint, Inc.*	22,200	988,122
The Dun & Bradstreet Corp.*	28,500	1,908,360
Total Industrials		2,896,482

Information Technology - 9.9%
IT Services - 9.9%
Automatic Data Processing, Inc.	10,500	481,845
The BISYS Group, Inc.*[2]	77,300	1,082,973
CheckFree Corp.*	13,300	610,470
First Data Corp.	43,300	1,862,333
Fiserv, Inc.*	20,500	887,035
Total Information Technology		4,924,656

TOTAL COMMON STOCKS
(Identified Cost $45,290,533)		48,233,065

SHORT-TERM INVESTMENTS - 2.8%
Dreyfus Treasury Cash Management - Institutional Shares	402,166	402,166
Fannie Mae Discount Note, 1/11/2006	$1,000,000	998,842

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,401,008)		1,401,008

The accompanying notes are an integral part of the financial statements.

6

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Investment Portfolio - December 31, 2005

Value
(Note 2)

TOTAL INVESTMENTS - 99.9%
(Identified Cost $46,691,541)	$49,634,073

OTHER ASSETS, LESS LIABILITIES - 0.1%	39,961

NET ASSETS - 100%	$49,674,034

*Non-income producing security
1Mellon Financial Corp. is the parent company of Mellon Trust of New England N.A., the Fund's custodian.
2A subsidiary of the company serves as the Fund's sub-accounting services and sub-transfer agent. An employee of the company serves as an officer of the Fund (See Note 4 to Financial Statements).

The accompanying notes are an integral part of the financial statements.

7


Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost $46,691,541) (Note 2)	$49,634,073
Receivable for fund shares sold	76,866
Dividends receivable	59,467

TOTAL ASSETS	49,770,406

LIABILITIES:

Accrued management fees (Note 3)	53,161
Accrued fund accounting and transfer agent fees (Note 3)	7,252
Accrued Chief Compliance Officer service fees (Note 3)	386
Audit fees payable	22,500
Payable for fund shares repurchased	1,618
Other payables and accrued expenses	11,455

TOTAL LIABILITIES	96,372

TOTAL NET ASSETS	$49,674,034

NET ASSETS CONSIST OF:

Capital stock	$46,424
Additional paid-in-capital	46,443,866
Undistributed net investment income	36,565
Accumulated net realized gain on investments	204,647
Net unrealized appreciation on investments	2,942,532

TOTAL NET ASSETS	$49,674,034

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($49,674,034/4,642,396 shares)	$10.70

The accompanying notes are an integral part of the financial statements.

8

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Statement of Operations

For the Period July 1, 2005 (commencement of operations) to December 31, 2005

INVESTMENT INCOME:

Dividends	$445,567
Interest	45,800

Total Investment Income	491,367

EXPENSES:

Management fees (Note 3)	228,760
Fund accounting and transfer agent fees (Note 3)	30,590
Directors' fees (Note 3)	4,000
Chief Compliance Officer service fees (Note 3)	2,500
Audit fees	22,500
Custodian fees	5,800
Miscellaneous	16,068

Total Expenses	310,218
Less reduction of expenses (Note 3)	(35,598)

Net Expenses	274,620

NET INVESTMENT INCOME	216,747

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	204,647
Net change in unrealized appreciation on investments	2,942,532

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,147,179

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$3,363,926

The accompanying notes are an integral part of the financial statements.

9

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Statement of Changes in Net Assets

For the Period
7/1/05[1] to
12/31/05

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$216,747
Net realized gain on investments	204,647
Net change in unrealized appreciation on investments	2,942,532

Net increase from operations	3,363,926

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(180,182)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	46,490,290

Net increase in net assets	49,674,034

NET ASSETS:

Beginning of period	-

End of period (including undistributed net investment
income of $36,565)	$49,674,034

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

10


Financial Highlights

For the Period
7/1/05[1] to
12/31/05

Per share data (for a share outstanding throughout
the period):

Net asset value - Beginning of period	$10.00

Income from investment operations:
Net investment income	0.05
Net realized and unrealized gain on investments	0.69

Total from investment operations	0.74

Less distributions to shareholders:
From net investment income	(0.04)

Net asset value - End of period	$10.70

Total return[2]	7.39%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%[3]
Net investment income	0.95%[3]

Portfolio turnover	6%

Net assets - End of period (000's omitted)	$49,674

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 0.16%3.

1Commencement of operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.
3Annualized.

The accompanying notes are an integral part of the financial statements.

11

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Notes to Financial Statements

1. ORGANIZATION

Financial Services Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in the financial services industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Financial Services Series common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

12


Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and

13


Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $35,598 for the period July 1, 2005 (commencement of operations) to December 31, 2005, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the period July 1, 2005 (commencement of operations) to December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $47,318,508 and $2,232,869, respectively. There were no purchases or sales of United States Government securities.

An employee of The BISYS Group, Inc. serves as an officer of the Fund. Therefore, The BISYS Group, Inc. is considered an “affiliated company”, as defined in the 1940 Act. The following transactions were effected in shares of The BISYS Group, Inc. for the period July 1, 2005 (commencement of operations) to December 31, 2005:

Purchases		Sales
Shares	Cost	Shares	Cost	Realized Gain	Income

77,300	$1,103,487	-	$-	$-	$-

14


Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Financial Services Series were:

	For the Period July 1, 2005
	(commencement of
	operations) to 12/31/05

	Shares	Amount

Sold	4,696,385	$47,040,740
Reinvested	16,137	174,282
Repurchased	(70,126)	(724,732)
Total	4,642,396	$46,490,290

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.   FINANCIAL INSTRUMENTS

    The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks.
    These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005.

7.  FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8. FINANCIAL SERVICES SECURITIES

The Series may focus its investments in certain related financial services industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

15


Notes to Financial Statements

9. FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid for the period July 1, 2005 (commencement of operations) to December 31, 2005 were as follows:

Ordinary income	$180,182

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$46,691,541

Unrealized appreciation	$3,409,350
Unrealized depreciation	(466,818)

Net unrealized appreciation	$2,942,532
Undistributed ordinary income	241,212

FEDERAL INCOME TAX INFORMATION (unaudited)

For federal income tax purposes, the Series designates $175,815 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction is 51.44%.

16


Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of Financial Services Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Financial Services Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

17


Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

18


Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

19


Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

20


Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

21


Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                    1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site                  http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                    1-800-466-3863
On the SEC’s web site                              http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                   1-800-466-3863
On the SEC’s web site                             http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                   1-800-466-3863
On the SEC’s web site                             http://www.sec.gov
On the Advisor’s web site                      http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

22


Exeter Fund, Inc.
Annual Report
December 31, 2005
Life Sciences Series


Management Discussion and Analysis (unaudited)

Dear Shareholders:

Market conditions in 2005 remained challenging; however, the Life Sciences Series achieved a return that exceeded the return of the S&P 500 Health Care Index for the sixth year in a row. The Life Sciences Series’ return also exceeded the return of the S&P 500 Total Return Index for the fifth time in six years. Over the calendar year 2005, the Life Sciences Series generated a total return of 14.16%, versus the 6.46% return of the S&P 500 Health Care Index and the 4.91% return of the S&P 500 Total Return Index. Performance over the full market cycle (since 4/1/00) is even stronger, both on an absolute basis and as compared to the benchmarks.

The relative performance versus the S&P 500 Health Care Index in 2005 was due in large part to the Series’ sector weightings. The main contributors to our performance among sectors were our relatively low weighting in Pharmaceuticals relative to the benchmark and our relatively heavy weighting in Health Care Providers & Services, particularly the Health Care Information Technology (HCIT) sub-sector. We maintain our cautious outlook of the U.S. Pharmaceutical industry. The low weighting in this industry relative to the S&P 500 Health Care Index has benefited the Series as the difficulties within the Pharmaceutical industry continue to mount. Product withdrawals, generic competition and litigation continue to dominate the news headlines and have driven the stocks to historically low valuations.

The other sector that drove the Series’ outperformance relative to the S&P 500 Health Care Index was Health Care Providers & Services, especially our holdings in HCIT. We increased the Series’ already large position in HCIT, which had a stellar year in 2005, over the course of the year, and we continue to add to these holdings. Significant investment is being made to improve the efficiency and effectiveness of the health care system. We continue our diligent pursuit to find best-in-class technologies that improve the overall efficiency and reliability of health care information.

The Series’ holdings in Health Care Equipment & Supplies also contributed to its performance in 2005. In this sector, the Series’ weighting was similar to that of the benchmark, but the stocks owned by the Series outperformed those in the benchmark. We have focused these holdings in the fields of personalized medicine and orthopedics. Personalized medicine uses a diagnostic test as a predictive tool to measure a drug’s benefit for a specific patient. We identified orthopedics because aging baby boomers are seeking a more active lifestyle later in life and orthopedic equipment can aid in this pursuit. Short-term issues, which the Advisor believes are overblown, have reduced valuations to attractive levels.

Lastly, we maintained the Series’ weighting in the Biotechnology industry. The Biotechnology industry performed well in 2005, driven by new product approvals and expanded labels for many of the most popular biotechnology drugs. The valuations within the industry remain high, so investors must be selective when it comes to stock selection. We believe that the long-term fundamentals for the industry remain favorable, and we are watching several companies for addition to the portfolio when valuations become attractive.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

1


Performance Update as of December 31, 2005 (unaudited)

	Average Annual Total Returns
	As of December 31, 2005

	One	Five	Since
	Year	Year	Inception[1]
Exeter Fund, Inc. - Life Sciences Series[2]	14.16%	6.89%	18.36%

Standard & Poor's (S&P) 500 Total Return Index[3]	4.91%	0.54%	0.05%

Standard & Poor's (S&P) 500 Health Care Index[3]	6.46%	-2.30%	1.50%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. Life Sciences Series from its current activation1 (11/5/99) to present (12/31/05) to the S&P 500 Total Return Index and the S&P 500 Health Care Index.

<graphic>
<line graph>

Data for line graph to follow:

	Exeter Fund, Inc.	S&P 500	S&P 500 Health
Date	Life Sciences Series	Total Return Index	Care Index

11/5/99	$10,000	$10,000	$10,000
12/31/99	10,800	10,745	8,933
12/31/00	20,229	9,766	12,138
12/31/01	22,596	8,606	10,662
12/31/02	18,544	6,705	8,800
12/31/03	23,994	8,627	10,125
12/31/04	24,721	9,565	10,290
12/31/05	28,222	10,034	10,959

1Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series' current activation date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Health Care Index is a capitalization-weighted sub-index of the S&P 500 Total Return Index, including only stocks of companies involved in the business of health care related products and services. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2


Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$1,109.00	$6.22
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.31	$5.96

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one year data.

3


Portfolio Composition as of December 31, 2005 (unaudited)

<graphic>
<pie chart>

Sector Allocation*

Health Care (Biotechnology)	12.48%
Health Care (Health Care Equipment & Supplies)	19.23%
Health Care (Health Care Providers & Services)	38.79%
Health Care (Pharmaceuticals)	15.14%
Information Technology	1.35%
Materials	2.54%
Cash, short-term investments, warrants, and other assets, less liabilities	10.47%

*As a percentage of net assets.

Top Ten Stock Holdings*

Emdeon Corp.	5.57%
Wright Medical Group, Inc.	5.01%
Schering AG (Germany)	4.20%
Valeant Pharmaceuticals International	4.02%
AMICAS, Inc.	3.79%
Millennium Pharmaceuticals, Inc.	3.44%
Biomet, Inc.	3.04%
Novartis AG - ADR (Switzerland)	3.01%
AMN Healthcare Services, Inc.	2.88%
Charles River Laboratories International, Inc.	2.72%

*As a percentage of total investments.

4


Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

COMMON STOCKS - 89.53%

Health Care - 85.64%
Biotechnology - 12.48%
Affymetrix, Inc.*	48,000	$2,292,000
Caliper Life Sciences, Inc.*	814,050	4,786,614
Charles River Laboratories International, Inc.*	142,000	6,016,540
Millennium Pharmaceuticals, Inc.*	785,000	7,614,500
Solexa, Inc.*	96,300	969,741
Xenogen Corp.*	1,883,500	5,933,025
		27,612,420

Health Care Equipment & Supplies - 19.23%
Align Technology, Inc.*	618,350	4,000,724
Biomet, Inc.	184,000	6,728,880
DENTSPLY International, Inc.	100,000	5,369,000
Orthovita, Inc.*	616,000	2,390,080
PerkinElmer, Inc.	209,000	4,924,040
Thermo Electron Corp.*	142,000	4,278,460
Wright Medical Group, Inc.*	544,000	11,097,600
Zoll Medical Corp.*	150,000	3,778,500
		42,567,284

Health Care Providers & Services - 38.79%
American Healthways, Inc.*	46,000	2,081,500
AMERIGROUP Corp.*	297,000	5,779,620
AmerisourceBergen Corp.	94,000	3,891,600
AMICAS, Inc.*	1,689,000	8,377,440
AMN Healthcare Services, Inc.*	322,000	6,369,160
Cardinal Health, Inc.	67,000	4,606,250
Cross Country Healthcare, Inc.*	225,000	4,000,500
Eclipsys Corp.*	239,850	4,540,360
Emdeon Corp.*	1,457,000	12,326,220
HCA, Inc.	106,000	5,353,000
McKesson Corp.	89,000	4,591,510
Medical Staffing Network Holdings, Inc.*	207,000	1,111,590
Omnicell, Inc.*	437,000	5,222,150
Patterson Companies, Inc.*	155,000	5,177,000
Tenet Healthcare Corp.*	404,000	3,094,640
Triad Hospitals, Inc.*	134,000	5,256,820
WebMD Health Corp. - Class A*	140,000	4,067,000
		85,846,360

Pharmaceuticals - 15.14%
Novartis AG - ADR (Switzerland) (Note 8)	127,000	6,664,960
Pfizer, Inc.	103,000	2,401,960
Sanofi-Aventis - ADR (France) (Note 8)	95,000	4,170,500
Schering AG (Germany) (Note 8)	139,000	9,304,400

The accompanying notes are an integral part of the financial statements.

5


Investment Portfolio - December 31, 2005

	Shares/	Value
	Principal Amount	(Note 2)

Health Care (continued)
Pharmaceuticals (continued)
Schering-Plough Corp.	99,000	$2,064,150
Valeant Pharmaceuticals International	492,000	8,895,360
		33,501,330
Total Health Care		189,527,394

Information Technology - 1.35%
Electronic Equipment & Instruments - 1.35%
Mettler-Toledo International, Inc.* (Switzerland) (Note 8)	54,000	2,980,800

Materials - 2.54%
Chemicals - 2.54%
Lonza Group AG (Switzerland) (Note 8)	91,921	5,626,103

TOTAL COMMON STOCKS
(Identified Cost $181,443,527)		198,134,297

WARRANTS - 0.20%
Xenogen Corp., 8/15/2010[1]
(Identified Cost $365,484)	285,000	426,365

SHORT-TERM INVESTMENTS - 10.27%
Dreyfus Treasury Cash Management - Institutional Shares	1,276,798	1,276,798
Fannie Mae Discount Note, 1/11/2006	$11,000,000	10,987,411
Federal Home Loan Bank Discount Note, 1/11/2006	5,000,000	4,994,361
U.S. Treasury Bill, 2/23/2006[2]	5,500,000	5,471,941

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $22,729,947)		22,730,511

TOTAL INVESTMENTS - 100.00%
(Identified Cost $204,538,958)		221,291,173

OTHER ASSETS, LESS LIABILITIES - 0.00%**		10,842

NET ASSETS - 100%		$221,302,015

1Security has been valued at fair value (See Note 2 to Financial Statements).
2Security pledged as collateral for put options written.
*Non-income producing security
**Less than 0.01%
ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.

6


Investment Portfolio - December 31, 2005

Written Put Options Outstanding
	Shares Subject	Market
Common Stock/Expiration Date/Exercise Price	to Put	Value
Boston Scientific Corp./February 2006/$22.5
(premiums received $155,093)	220,000	$ 121,000

The accompanying notes are an integral part of the financial statements.

7


Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost $204,538,958) (Note 2)	$221,291,173
Foreign currency, at value (identified cost $4)	4
Receivable for fund shares sold	285,847
Foreign tax reclaims receivable	77,728
Dividends receivable	65,736

TOTAL ASSETS	221,720,488

LIABILITIES:

Accrued management fees (Note 3)	201,617
Accrued fund accounting and transfer agent fees (Note 3)	21,181
Accrued Chief Compliance Officer service fees (Note 3)	132
Written options outstanding, at value (premiums received $155,093) (Note 5)	121,000
Payable for fund shares repurchased	37,072
Audit fees payable	27,821
Other payables and accrued expenses	9,650

TOTAL LIABILITIES	418,473

TOTAL NET ASSETS	$221,302,015

NET ASSETS CONSIST OF:

Capital stock	$182,876
Additional paid-in-capital	197,083,677
Accumulated net realized gain on investments, foreign currency,
and other assets and liabilities	7,253,885
Net unrealized appreciation on investments, written options, foreign currency,
and other assets and liabilities	16,781,577

TOTAL NET ASSETS	$221,302,015

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($221,302,015/18,287,612 shares)	$12.10

The accompanying notes are an integral part of the financial statements.

8


Statement of Operations

For the Year Ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $93,509)	$1,328,197
Interest	341,426

Total Investment Income	1,669,623

EXPENSES:

Management fees (Note 3)	1,964,680
Fund accounting and transfer agent fees (Note 3)	228,178
Directors' fees (Note 3)	7,662
Chief Compliance Officer service fees (Note 3)	5,326
Custodian fees	31,900
Miscellaneous	69,516

Total Expenses	2,307,262

NET INVESTMENT LOSS	(637,639)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	30,574,648
Foreign currency and other assets and liabilities	(1,229)
30,573,419

Net change in unrealized appreciation on -
Investments	(2,961,928)
Written options	34,093
Foreign currency and other assets and liabilities	(11,993)
(2,939,828)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS	27,633,591

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$26,995,952

The accompanying notes are an integral part of the financial statements.

9


Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/05	12/31/04

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(637,639)	$(1,061,324)
Net realized gain on investments	30,573,419	6,475,588
Net change in unrealized appreciation on
investments	(2,939,828)	129,524

Net increase from operations	26,995,952	5,543,788

DISTRIBUTIONS TO SHAREHOLDERS
(Note 10):

From net realized gain on investments	(23,934,912)	(6,350,085)

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions (Note 6)	32,753,986	21,303,459

Net increase in net assets	35,815,026	20,497,162

NET ASSETS:

Beginning of year	185,486,989	164,989,827

End of year (including undistributed net investment
loss of $0 and $0, respectively)	$221,302,015	$185,486,989

The accompanying notes are an integral part of the financial statements.

10


Financial Highlights

	For the Years Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Per share data (for a share outstanding throughout
each year):

Net asset value - Beginning of year	$11.89	$11.96	$9.35	$12.52	$12.69

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.07)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on
investments	1.71	0.43	2.76	(2.23)	1.47

Total from investment operations	1.67	0.36	2.74	(2.25)	1.43

Less distributions to shareholders:
From net investment income	-	-	-	-[2]	(0.05)
From net realized gain on investments	(1.46)	(0.43)	(0.13)	(0.92)	(1.55)

Total distributions to shareholders	(1.46)	(0.43)	(0.13)	(0.92)	(1.60)

Net asset value - End of year	$12.10	$11.89	$11.96	$9.35	$12.52

Total return[1]	14.16%	3.03%	29.39%	(17.93%)	11.70%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.17%	1.18%	1.18%	1.20%	1.14%
Net investment loss	(0.32%)	(0.62%)	(0.19%)	(0.25%)	(0.36%)

Portfolio turnover	110%	109%	86%	76%	120%

Net assets - End of year (000's omitted)	$221,302	$185,487	$164,990	$120,245	$141,039

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

N/A	0.04%	0.01%	N/A	N/A

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.
2Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

11


Notes to Financial Statements

1. ORGANIZATION

Life Sciences Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in the life sciences industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to advisory clients and employees of the Advisor.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Life Sciences Series common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

12


Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)
The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts
The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered.

13


Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has voluntarily agreed, until at least December 31, 2006, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.18% of average daily net assets each year. For the year ended

14

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Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

December 31, 2005, the Advisor did not waive its management fee or reimburse any expenses of the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $204,589,059 and $199,593,679, respectively. There were no purchases or sales of United States Government securities.

5. OPTIONS WRITTEN

A summary of obligations for written option contracts for the year ended December 31, 2005 is as follows:

	Put Options		Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at December 31, 2004	-	$-	-	$-
Options entered into during 2005	2,200	155,093	-	-
Balance at December 31, 2005	2,200	$155,093	-	$-

15

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Notes to Financial Statements

6. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Life Sciences Series were:

	For the Year		For the Year
	Ended 12/31/05		Ended 12/31/04

	Shares	Amount	Shares	Amount

Sold	2,163,358	$26,126,313	2,466,963	$29,405,513
Reinvested	1,930,896	23,371,581	524,650	6,204,989
Repurchased	(1,400,560)	(16,743,908)	(1,193,444)	(14,307,043)

Total	2,693,694	$32,753,986	1,798,169	$21,303,459

     Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

7.   FINANCIAL INSTRUMENTS

    The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks.
    These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in  excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005 other than those referred to in Note 5.

8.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United
    States Government.

9. LIFE SCIENCES SECURITIES

    The Series may focus its investments in certain related life sciences industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

10.  FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

16

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Notes to Financial Statements

10.  FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/05	Ended 12/31/04

Ordinary income	$8,210,403	$1,420,127
Long-term capital gains	15,724,509	4,929,958

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended December 31, 2005.

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$204,383,865

Unrealized appreciation	$22,525,806
Unrealized depreciation	(5,739,498)

Net unrealized appreciation	$16,786,308
Undistributed ordinary income	3,834,154
Undistributed long-term capital gains	3,419,731

FEDERAL INCOME TAX INFORMATION (unaudited)

For federal income tax purposes, the Series designates $815,166 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

17

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of Life Sciences Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Life Sciences Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

18


Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

19


Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

20

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Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

21

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Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

22

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Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site               http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                1-800-466-3863
On the SEC’s web site                          http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                               1-800-466-3863
On the SEC’s web site                         http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                               1-800-466-3863
On the SEC’s web site                         http://www.sec.gov
On the Advisor’s web site                  http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

23

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Exeter Fund, Inc.
Annual Report
December 31, 2005
Small Cap Series



Management Discussion and Analysis (unaudited)

Dear Shareholders:

The Small Cap Series generated a return of 14.11% during 2005, which outperformed both the Russell® 2000 Index and the Standard & Poor’s (S&P) 500 Total Return Index. More importantly, the Series significantly outperformed both indices over the current market cycle, which began on April 1, 2000. Because a market cycle includes periods of both rising and falling markets, measuring performance over a full cycle provides more perspective than over other time periods.

Energy remained a core investment theme in 2005 and was a key contributor to the Series’ performance yet again this year. The Series continued to have relatively large holdings in the Energy sector relative to the Russell® 2000 Index but did sell some holdings and take some profits during the year. Global oil demand remains robust, but we are particularly focused on the attractiveness of Energy suppliers due to the industry's continued underinvestment in exploration and production.

Our Hurdle Rate Strategy looks for strong companies within industries in which we expect to see favorable supply and demand dynamics, as low profitability forces capacity reductions, which in turn leads to pricing power for the remaining participants. We began building positions in the Airline sector using this strategy in 2004, and our investment proved successful in 2005 as our holdings performed well while the sector as a whole was down for the year.

The Series’ relatively large position in Consumer Staples also contributed to its strong performance in 2005. A number of individual securities in this sector performed well as the market began to appreciate the consistent earnings stream that many Consumer Staples companies offer. Although we reduced some position sizes in order to capitalize on gains, the Series continues to have a large position in the sector.

We increased our weighting in Information Technology stocks in 2005 as we acted to capitalize on select investment opportunities in Software and Communications Equipment. The current weighting of Information Technology in the Series is just slightly below that of the benchmark. The Series will continue to look for investments in the Information Technology sector that meet both our investment strategies and disciplined valuation approach.

Health Care was another sector where the Series increased its allocation relative to 2004. The Series’ weighting is now relatively in line with that of the index. During the year the Advisor added to new holdings in the Health Care Information Technology (HCIT) sector (a sub-sector of Health Care Providers & Services), which performed well. Investments in service providers also added to the solid performance of our health care holdings. We invested in the sector in order to benefit from the aging of the population.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

1

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Performance Update as of December 31, 2005 (unaudited)

	Average Annual Total Returns
	As of December 31, 2005

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Exeter Fund, Inc. - Small Cap Series[2]	14.11%	13.76%	9.35%	10.73%

Standard & Poor's (S&P) 500 Total Return Index[3]	4.91%	0.54%	9.07%	10.51%

Russell® 2000 Index[3]	4.55%	8.22%	9.26%	10.97%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap Series from its current activation1 (4/30/92) to present (12/31/05) to the S&P 500 Total Return Index and the RussellR 2000 Index.

<graphic>
<line graph>

Data for line graph to follow:

	Exeter Fund, Inc.	S&P 500
Date	Small Cap Series	Total Return Index	Russell® 2000 Index

4/30/92	$10,000	$10,000	$10,000
12/92	11,610	10,725	11,415
12/93	13,317	11,799	13,574
12/94	14,383	11,959	13,327
12/95	16,497	16,437	17,117
12/96	18,156	20,206	19,940
12/97	20,388	26,944	24,399
12/98	17,603	34,666	23,778
12/99	19,341	41,958	28,833
12/00	21,165	38,139	27,963
12/01	25,831	33,610	28,658
12/02	21,402	26,185	22,788
12/03	29,495	33,691	33,559
12/04	35,338	37,353	39,707
12/31/05	40,322	39,185	41,514

1Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series' current activation date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The RussellR 2000 Index is an unmanaged index that consists of 2,000 small-capitalization stocks. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices' returns, unlike Series returns, do not reflect any fees or expenses.

2

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Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$1,116.50	$6.24
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.31	$5.96

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

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Portfolio Composition as of December 31, 2005 (unaudited)

<graphic>
<pie chart>

Sector Allocation*

Consumer Discretionary	14.2%
Consumer Staples	6.0%
Energy	13.3%
Financials	5.5%
Health Care	12.2%
Industrials	17.4%
Information Technology	13.1%
Materials	7.6%
Utilities	7.5%
Cash, short-term investments, and liabilities, less other assets	3.2%

*As a percentage of net assets.

Market Capitalization

Average	$1,232 Million
Median	781 Million
Weighted Average	1,846 Million

Top Ten Stock Holdings*

Pride International, Inc.	4.8%
Allegheny Energy, Inc.	4.4%
National-Oilwell Varco, Inc.	3.6%
Helmerich & Payne, Inc.	3.2%
Minerals Technologies, Inc.	2.8%
The Hain Celestial Group, Inc.	2.7%
AirTran Holdings, Inc.	2.6%
Interface, Inc. - Class A	2.6%
Sappi Ltd. - ADR (South Africa)	2.4%
Aquila, Inc.	2.1%

*As a percentage of total investments.

4

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Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)
COMMON STOCKS - 96.8%

Consumer Discretionary - 14.2.%
Auto Components - 1.2%
Azure Dynamics Corp.* (Canada) (Note 8)	1,938,000	$1,784,254

Diversified Consumer Services - 1.8%
Corinthian Colleges, Inc.*	237,000	2,791,860

Household Durables - 2.6%
Interface, Inc. - Class A*	491,000	4,036,020

Leisure Equipment & Products - 2.1%
K2, Inc.*	48,000	485,280
Marvel Entertainment, Inc.*	171,600	2,810,808
		3,296,088

Media - 3.1%
Acme Communications, Inc.*	396,000	1,405,800
DreamWorks Animation SKG, Inc. - Class A*	68,000	1,670,080
GCap Media plc (United Kingdom) (Note 8)	350,000	1,751,926
		4,827,806

Specialty Retail - 3.4%
Build-A-Bear Workshop, Inc.*	87,000	2,578,680
Douglas Holding AG (Germany) (Note 8)	29,000	1,117,352
Pier 1 Imports, Inc.	176,000	1,536,480
		5,232,512
Total Consumer Discretionary		21,968,540

Consumer Staples - 6.0%
Beverages - 0.4%
National Beverage Corp.*	62,000	605,740

Food & Staples Retailing - 1.5%
Pathmark Stores, Inc.*	230,000	2,297,700

Food Products - 4.1%
The Hain Celestial Group, Inc.*	200,000	4,232,000
J&J Snack Foods Corp.	13,300	790,153
Lancaster Colony Corp.	12,200	452,010
Tootsie Roll Industries, Inc.	28,800	833,184
		6,307,347
Total Consumer Staples		9,210,787

Energy - 13.3%
Energy Equipment & Services - 11.7%
Helmerich & Payne, Inc.	80,000	4,952,800
National-Oilwell Varco, Inc.*[1]	89,000	5,580,300
Pride International, Inc.*[1]	246,000	7,564,500
		18,097,600

The accompanying notes are an integral part of the financial statements.

5


Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

Energy (continued)
Oil, Gas & Consumable Fuels - 1.6%
Forest Oil Corp.*	55,000	$2,506,350
Total Energy		20,603,950

Financials - 5.5%
Commercial Banks - 3.5%
Chemical Financial Corp.	16,485	523,564
Citizens & Northern Corp.	24,176	619,640
Croghan Bancshares, Inc.	11,500	427,225
F&M Bank Corp.	6,300	160,650
First Community Bancorp	9,600	521,952
First Financial Corp.	18,300	494,100
Juniata Valley Financial Corp.	3,600	86,400
National Bankshares, Inc.	13,000	611,000
Northrim BanCorp, Inc.	17,300	405,685
Omega Financial Corp.	18,400	512,808
Potomac Bancshares, Inc.	29,600	510,600
Tower Bancorp, Inc.	8,825	421,394
		5,295,018

Consumer Finance - 1.0%
MoneyGram International, Inc.	60,000	1,564,800

Real Estate - 0.5%
Equity Inns, Inc.	56,000	758,800

Thrifts & Mortgage Finance - 0.5%
Flagstar Bancorp, Inc.	55,000	792,000
Total Financials		6,845,818

Health Care - 12.2%
Health Care Equipment & Supplies - 1.7%
Wright Medical Group, Inc.*	125,000	2,550,000

Health Care Providers & Services - 10.5%
AMICAS, Inc.*	390,000	1,934,400
AMN Healthcare Services, Inc.*	162,000	3,204,360
Cross Country Healthcare, Inc.*	152,000	2,702,560
Eclipsys Corp.*	105,000	1,987,650
Emdeon Corp.*	303,800	2,570,148
Omnicell, Inc.*	175,000	2,091,250
WebMD Health Corp. - Class A*	60,000	1,743,000
		16,233,368
Total Health Care		18,783,368

Industrials - 17.4%
Airlines - 6.4%
AirTran Holdings, Inc.*	255,000	4,087,650

The accompanying notes are an integral part of the financial statements.

6

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Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

Industrials (continued)
Airlines (continued)
AMR Corp.*	103,000	$2,289,690
Continental Airlines, Inc. - Class B*	88,500	1,885,050
JetBlue Airways Corp.*	106,500	1,637,970
		9,900,360

Commercial Services & Supplies - 0.8%
Herman Miller, Inc.	47,000	1,324,930

Construction & Engineering - 1.0%
Infrasource Services, Inc.*	115,000	1,504,200

Electrical Equipment - 3.7%
General Cable Corp.*	117,000	2,304,900
Global Power Equipment Group, Inc.*	322,000	1,455,440
Hydrogenics Corp.* (Canada) (Note 8)	163,400	509,808
Plug Power, Inc.*	269,000	1,379,970
		5,650,118

Machinery - 5.5%
AGCO Corp.*	138,000	2,286,660
Gardner Denver, Inc.*	54,000	2,662,200
The Greenbrier Companies, Inc.	57,000	1,618,800
Wabtec Corp.	71,225	1,915,952
		8,483,612
Total Industrials		26,863,220

Information Technology - 13.1%
Communications Equipment - 2.6%
Inter-Tel, Inc.	76,000	1,487,320
Packeteer, Inc.*	322,000	2,501,940
		3,989,260

Electronic Equipment & Instruments - 1.1%
DTS, Inc.*	61,000	902,800
Mechanical Technology, Inc.*	274,000	767,200
		1,670,000

IT Services - 0.9%
The BISYS Group, Inc.*[2]	99,000	1,386,990

Semiconductors & Semiconductor Equipment - 5.0%
Cabot Microelectronics Corp.*	95,000	2,786,350
Cymer, Inc.*	71,000	2,521,210
Zoran Corp.*	153,000	2,480,130
		7,787,690

The accompanying notes are an integral part of the financial statements.

7

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Investment Portfolio - December 31, 2005

	Shares/	Value
	Principal Amount	(Note 2)

Information Technology (continued)
Software - 3.5%
Borland Software Corp.*	173,134	$1,130,565
Kronos, Inc.*	21,000	879,060
RADWARE Ltd.* (Israel) (Note 8)	107,000	1,943,120
Take-Two Interactive Software, Inc.*	79,000	1,398,300
		5,351,045
Total Information Technology		20,184,985

Materials - 7.6%
Chemicals - 4.0%
Minerals Technologies, Inc.	79,000	4,415,310
Nalco Holding Co.*	98,000	1,735,580
		6,150,890

Paper & Forest Products - 3.6%
Aracruz Celulose S.A. - ADR (Brazil) (Note 8)	43,500	1,740,435
Sappi Ltd. - ADR (South Africa) (Note 8)	337,000	3,818,210
		5,558,645
Total Materials		11,709,535

Utilities - 7.5%
Electric Utilities - 5.4%
Allegheny Energy, Inc.*	219,000	6,931,350
Westar Energy, Inc.	67,400	1,449,100
		8,380,450

Multi-Utilities - 2.1%
Aquila, Inc.*	902,100	3,247,560
Total Utilities		11,628,010

TOTAL COMMON STOCKS
(Identified Cost $122,654,912)		147,798,213

SHORT-TERM INVESTMENTS - 4.9%
Dreyfus Treasury Cash Management - Institutional Shares	4,623,406	4,623,406
U.S. Treasury Bill, 2/23/2006	$3,000,000	2,984,115

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $7,607,815)		7,607,521

The accompanying notes are an integral part of the financial statements.

8

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Investment Portfolio - December 31, 2005

Value
(Note 2)

TOTAL INVESTMENTS - 101.7%
(Identified Cost $130,262,727)	$155,405,734

LIABILITIES, LESS OTHER ASSETS - (1.7%)	(2,554,507)

NET ASSETS - 100%	$152,851,227

*Non-income producing security
1Securities pledged as collateral for call options written.
2A subsidiary of the company serves as the Fund's sub-accounting services and sub-transfer agent. An employee of the company serves as an officer of the Fund (See Note 4 to Financial Statements).
ADR - American Depository Receipt

Written Call Options Outstanding
	Shares Subject	Market
Common Stock/Expiration Date/Exercise Price	to Call	Value

National-Oilwell Varco, Inc./February 2006/$60	40,000	$196,000
Pride International, Inc./January 2006/$25	130,000	702,000
(premiums received $575,688)		$898,000

The accompanying notes are an integral part of the financial statements.

9


Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost $130,262,727) (Note 2)	$156,970,534
Foreign currency, at value (identified cost $1)	1
Receivable for fund shares sold	180,265
Dividends receivable	125,173

TOTAL ASSETS	157,275,973

LIABILITIES:

Accrued management fees (Note 3)	142,677
Accrued fund accounting and transfer agent fees (Note 3)	16,175
Accrued Chief Compliance Officer service fees (Note 3)	132
Payable for securities purchased	1,696,934
Written options outstanding, at value (premiums received $575,688) (Note 5)	898,000
Payable for fund shares repurchased	69,472
Audit fees payable	27,619
Other payables and accrued expenses	8,937

TOTAL LIABILITIES	2,859,946

TOTAL NET ASSETS	$154,416,027

NET ASSETS CONSIST OF:

Capital stock	$113,055
Additional paid-in-capital	127,434,247
Accumulated net realized gain on investments, foreign currency,
and other assets and liabilities	483,327
Net unrealized appreciation on investments, written options, foreign currency,
and other assets and liabilities	26,385,398

TOTAL NET ASSETS	$154,416,027

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($154,416,027/11,305,543 shares)	$13.66

The accompanying notes are an integral part of the financial statements.

10

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Statement of Operations

For the Year Ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $46,152)	$1,046,362
Interest	67,958

Total Investment Income	1,114,320

EXPENSES:

Management fees (Note 3)	1,635,129
Fund accounting and transfer agent fees (Note 3)	194,435
Directors' fees (Note 3)	7,662
Chief Compliance Officer service fees (Note 3)	5,326
Custodian fees	31,401
Miscellaneous	68,186

Total Expenses	1,942,139

NET INVESTMENT LOSS	(827,819)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	29,196,483
Foreign currency and other assets and liabilities	(3,080)
29,193,403

Net change in unrealized appreciation (depreciation) on -
Investments	(6,915,019)
Written options	(322,312)
Foreign currency and other assets and liabilities	(249)
(7,237,580)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS	21,955,823

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$21,128,004

The accompanying notes are an integral part of the financial statements.

11

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Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/05	12/31/04

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(827,819)	$(787,002)
Net realized gain on investments	29,193,403	17,028,436
Net change in unrealized appreciation (depreciation) on
investments	(7,237,580)	11,923,212

Net increase from operations	21,128,004	28,164,646

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(33,255,433)	(7,406,958)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions
(Note 6)	(2,894,053)	8,770,332

Net increase (decrease) in net assets	(15,021,482)	29,528,020

NET ASSETS:

Beginning of year	169,437,509	139,909,489

End of year (including undistributed net
investment loss of $0 and $0, respectively)	$154,416,027	$169,437,509

The accompanying notes are an integral part of the financial statements.

12

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Financial Highlights

	For the Years Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$15.01	$13.12	$9.52	$11.49	$10.57

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.07)	(0.04)	(0.03)	-[2]
Net realized and unrealized gain (loss) on investments	2.20	2.66	3.64	(1.94)	2.26

Total from investment operations	2.13	2.59	3.60	(1.97)	2.26

Less distributions to shareholders:
From net investment income	-	-	-	-	-[2]
From net realized gain on investments	(3.48)	(0.70)	-	-	(1.34)

Total distributions to shareholders	(3.48)	(0.70)	-	-	(1.34)

Net asset value - End of year	$13.66	$15.01	$13.12	$9.52	$11.49

Total return[1]	14.11%	19.81%	37.82%	(17.15%)	22.05%

Ratios (to average net assets)/Supplemental
Data:
Expenses*	1.19%	1.22%	1.22%	1.24%	1.19%
Net investment income (loss)	(0.51%)	(0.54%)	(0.39%)	(0.28%)	0.01%

Portfolio turnover	55%	61%	42%	70%	88%

Net assets - End of year (000's omitted)	$154,416	$169,438	$139,909	$95,772	$108,525

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

N/A	0.01%	0.01%	N/A	N/A

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.
2Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

13

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Notes to Financial Statements

1. ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies with small market capitalizations.

The Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 37.5 million have been designated as Small Cap Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

14


Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)
The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Option Contracts
The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered.

15


Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has voluntarily agreed, until at least December 31, 2006, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.22% of average daily net assets each year. For the year ended December 31, 2005, the Advisor did not waive its management fee or reimburse any expenses of the Series.

16


Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $86,943,647 and $119,637,265, respectively. There were no purchases or sales of United States Government securities.

An employee of The BISYS Group, Inc. serves as an officer of the Fund. Therefore, The BISYS Group, Inc. is considered an “affiliated company”, as defined in the 1940 Act. There were no purchases, sales, or income transactions in shares of The BISYS Group, Inc. for the year ended December 31, 2005.

5. OPTIONS WRITTEN

A summary of obligations for written option contracts for the year ended December 31, 2005 is as follows:

	Put Options		Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at December 31, 2004	-	$-	-	$-
Options entered into during 2005	-	-	1,700	575,688
Balance at December 31, 2005	-		$1,700	$575,688

17


Notes to Financial Statements

6. CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Small Cap Series were:

	For the Year		For the Year
	Ended 12/31/05		Ended 12/31/04

	Shares	Amount	Shares	Amount

Sold	1,301,583	$19,749,527	1,498,249	$20,578,866
Reinvested	2,297,202	32,506,715	491,034	7,247,666
Repurchased	(3,581,248)	(55,150,295)	(1,365,637)	(19,056,200)

Total	17,537	$(2,894,053)	623,646	$8,770,332

Approximately 87% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

7. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005 other than those referred to in Note 5.

8.  FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

9. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales, net operating losses, the tax practice known as equalization and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/05	Ended 12/31/04

Ordinary income	$6,173,310	$-
Long-term capital gains	27,272,123	7,406,958

18

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Notes to Financial Statements

9. FEDERAL INCOME TAX INFORMATION (continued)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed previously as capital gains for its taxable year ended December 31, 2005.

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$129,985,536

Unrealized appreciation	$34,271,353
Unrealized depreciation	(8,184,355)

Net unrealized appreciation	$26,086,998
Undistributed ordinary income	95,233
Undistributed long-term capital gains	686,591

FEDERAL INCOME TAX INFORMATION (unaudited)

For federal income tax purposes, the Series designates $894,666 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

19

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of Small Cap Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

20

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Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

21

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Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

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Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

23


Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

24

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[This page intentionally left blank]

25

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Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site               http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                1-800-466-3863
On the SEC’s web site                          http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                               1-800-466-3863
On the SEC’s web site                         http://www.sec.gov
On the Advisor’s web site                  http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

26

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Exeter Fund, Inc.
Annual Report
December 31, 2005
World Opportunities



Management Discussion and Analysis (unaudited)

Dear Shareholders:

The World Opportunities Series produced a strong absolute return for the twelve-month period ended December 31, 2005; this return exceeded that of the Morgan Stanley Capital International (“MSCI”) World Index but lagged that of the Series' other benchmark, the MSCI All Country World Index ex U.S. To put this performance in context, it is characteristic of a style which has earned a substantial portion of the gain in international benchmarks during the upward phase of this market cycle, after having provided a considerable amount of protection during the downward phase. The result of this highly-favorable up-market/down-market capture trade-off is that the Series substantially outperformed the MSCI All Country World Index ex U.S. during the current market cycle (which includes both rising and falling markets), which began on January 1, 2000.

Our team of analysts uses time-tested investment strategies to choose stocks for the portfolio. These strategies include the Profile Strategy, Hurdle Rate Strategy and the Bankable Deal Strategy. Our investment approach also considers valuation measures, and we avoid stocks whose valuations do not appear justified according to our analysis.

The Series had significantly larger positions in both Consumer Discretionary and Consumer Staples sectors than its benchmark. A majority of these stocks are owned under our Profile Strategy, with which we seek to identify companies that can grow their earnings at a faster rate than others in their industries. Generally, this is accomplished through some competitive advantage a company has that we believe is sustainable. Many of the companies we own under this strategy offer world-class products distributed globally. Although Consumer Discretionary stocks were not among the strongest performing in 2005, we believe the stocks we have identified offer attractive valuations relative to the more cyclical sectors of the global economy.

The Series also had a large position in the Industrials sector relative to its benchmark. These holdings include a range of companies, from an airplane manufacturer to a dredging company. Most of these companies were purchased under the Hurdle Rate Strategy. This strategy seeks to identify industries in which profits are depressed, capacity is leaving the industry, and overall expectations are low. As capacity leaves these industries, pricing power eventually returns to those participants that can withstand the hard times, which generally creates a more profitable environment. Stocks held under this strategy, especially those in the Energy Equipment & Services industry, performed very well last year.

The Bankable Deal Strategy seeks out companies selling at extremely discounted prices, such that we expect market forces will seek to realize the true value. The Series did not hold many stocks under this strategy. One of the stocks held under this strategy was a German conglomerate focused primarily on consumer staples products. A weak consumer demand story in Germany and a lack of clear corporate focus contributed to a depressed stock price at the time of our purchase. However, the stock performed well through stronger sales to emerging market countries and better product vision.

Japan, whose market has languished for most of the past fifteen years, contributed strong performance to the benchmark. Though we are becoming cautiously optimistic about Japan, the Series did not fully participate in this rally due to its relatively light holdings in the country. Japan’s market got a major boost from parliamentary elections, producing a more reform-minded government. Although we believe the country is moving in the right direction and there are areas, such as the financial sector, seeing real improvement, we believe valuations continue to be less attractive than in other parts of the world.

Although economic activity has been good in many regions, fears of inflation have caused several central banks to raise interest rates, which may hamper future growth. As always, we intend to remain vigilant to global economic conditions, while looking for solid companies trading at attractive prices.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

1

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Performance Update as of December 31, 2005 (unaudited)

	Average Annual Total Returns
	As of December 31, 2005

	One	Five	Since
	Year	Year	Inception[1]
Exeter Fund, Inc. - World Opportunities Series[2]	11.33%	10.19%	11.24%

Morgan Stanley Capital International (MSCI) World Index[3]	9.49%	2.18%	6.68%

Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	17.12%	6.66%	6.70%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception1 (9/6/96) to present (12/31/05) to the MSCI World Index and the MSCI All Country World Index ex U.S.

<graphic>
<line graph>

Data for line graph to follow:

	Exeter Fund, Inc.	MSCI	MSCI
Date	World Opportunities Series	World Index	All Country World Index ex U.S.

9/6/1996	$10,000	$10,000	$10,000
12/31/1996	10,482	10,865	10,163
12/31/1997	11,301	12,578	10,370
12/31/1998	10,806	15,639	11,870
12/31/1999	15,385	19,539	15,538
12/31/2000	16,609	16,964	13,194
12/31/2001	16,559	14,110	10,622
12/31/2002	14,774	10,880	9,064
12/31/2003	19,324	14,482	12,817
12/31/2004	24,237	16,614	15,554
12/31/2005	26,983	18,190	18,216

1Performance numbers for the Series are calculated from September 6, 1996, the Series' inception date. Prior to 2001, the MSCI World Index and the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1996.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and consists of 23 developed market country indices. The Index returns assume daily reinvestment of net dividends (which do account for foreign dividend taxation). The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 48 developed and emerging market country indices outside the United States. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation). Both Indices are denominated in U.S. Dollars and, unlike Series returns, do not reflect any fees or expenses.

2

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Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$1,108.00	$6.32
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.21	$6.06

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

3

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Portfolio Composition as of December 31, 2005 (unaudited)

<graphic>
<pie chart>

Country Allocation*

Brazil	6.4%
Canada	3.6%
France	13.5%
Germany	5.5%
Japan	2.3%
Netherlands	5.6%
Singapore	2.1%
South Africa	2.3%
Switzerland	14.0%
Taiwan	2.3%
United Kingdom	19.3%
Miscellaneous**	12.5%
Cash, short-term investments, and other assets, less liabilities	10.6%

*As a percentage of net assets.
**Miscellaneous
Finland (2.0%)
Guernsey (2.0%)
Mexico (1.6%)
Norway (1.3%)
Spain (2.0%)
Sweden (2.0%)
United States (1.6%)

<graphic>
<pie chart>

Sector Allocation*

Consumer Discretionary	16.3%
Consumer Staples	14.8%
Energy	11.1%
Financials	3.6%
Health Care	8.4%
Industrials	14.2%
Information Technology	8.2%
Materials	8.1%
Telecommunication Services	4.7%
Cash, short-term investments, and other assets, less liabilities	10.6%

*As a percentage of net assets.

4

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Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

COMMON STOCKS - 89.4%

Consumer Discretionary - 16.3%
Auto Components - 2.0%
Autoliv, Inc. (Sweden)	93,175	$4,232,008

Hotels, Restaurants & Leisure - 3.4%
Club Mediterranee S.A.* (France)	151,500	7,051,266.00

Household Durables - 2.4%
Sony Corp. - ADR (Japan)	119,000	4,855,200

Media - 4.6%
GCap Media plc (United Kingdom)	415,150	2,078,035
News Corp. - Class A (United States)	212,000	3,296,600
Pearson plc (United Kingdom)	355,000	4,198,130
		9,572,765

Specialty Retail - 3.9%
Douglas Holding AG (Germany)	92,400	3,560,114
Kingfisher plc (United Kingdom)	1,096,000	4,472,719
		8,032,833
Total Consumer Discretionary		33,744,072

Consumer Staples - 14.8%
Food & Staples Retailing - 3.2%
Carrefour S.A. (France)	142,600	6,680,920

Food Products - 6.9%
Cadbury Schweppes plc (United Kingdom)	400,000	3,780,790
Nestle S.A. (Switzerland)	13,650	4,083,777
Unilever plc - ADR (United Kingdom)	158,249	6,348,950
		14,213,517

Household Products - 1.6%
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico)	182,500	3,259,651

Personal Products - 3.1%
Clarins S.A. (France)	116,119	6,439,525
Total Consumer Staples		30,593,613

Energy - 11.1%
Energy Equipment & Services - 8.0%
Abbot Group plc (United Kingdom)	1,425,550	6,265,103
Compagnie Generale de Geophysique S.A. (CGG)* (France)	86,800	7,680,188
Smedvig ASA - Class A (Norway)	89,250	2,606,941
		16,552,232

The accompanying notes are an integral part of the financial statements.

5

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Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

Energy (continued)
Oil, Gas & Consumable Fuels - 3.1%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)	98,000	$6,308,260
Total Energy		22,860,492

Financials - 3.6%
Commercial Banks - 3.6%
Barclays plc (United Kingdom)	409,750	4,306,407
Royal Bank of Scotland Group plc (United Kingdom)	106,875	3,226,325
Total Financials		7,532,732

Health Care - 8.4%
Pharmaceuticals - 8.4%
Novartis AG - ADR (Switzerland)	184,000	9,656,320
Schering AG (Germany)	116,000	7,764,823
Total Health Care		17,421,143

Industrials - 14.2%
Aerospace & Defense - 2.3%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	120,000	4,692,000

Air Freight & Logistics - 3.5%
TNT N.V. (Netherlands)	232,800	7,274,914

Commercial Services & Supplies - 1.7%
Quebecor World, Inc. (Canada)	261,000	3,546,990

Construction & Engineering - 2.1%
Koninklijke Boskalis Westminster N.V. (Netherlands)	65,252	4,344,675

Electrical Equipment - 4.6%
ABB (Asea Brown Boveri) Ltd. - ADR* (Switzerland)	553,325	5,378,319
Gamesa Corporacion Tecnologica S.A. (Spain)	279,925	4,095,445
		9,473,764
Total Industrials		29,332,343

Information Technology - 8.2%
Communications Equipment - 3.9%
Nokia Oyj - ADR (Finland)	223,000	4,080,900
Research In Motion Ltd. (RIM)* (Canada)	60,575	3,998,556
		8,079,456
Semiconductors & Semiconductor Equipment - 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	477,648	4,733,492

The accompanying notes are an integral part of the financial statements.

6

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Investment Portfolio - December 31, 2005

	Shares/	Value
	Principal Amount	(Note 2)

Information Technology (continued)
Software - 2.0%
Amdocs Ltd.* (Guernsey)	153,000	$4,207,500
Total Information Technology		17,020,448

Materials - 8.1%
Chemicals - 4.8%
Lonza Group AG (Switzerland)	160,925	9,849,551

Paper & Forest Products - 3.3%
Aracruz Celulose S.A. - ADR (Brazil)	54,000	2,160,540
Sappi Ltd. - ADR (South Africa)	411,700	4,664,561
		6,825,101
Total Materials		16,674,652

Telecommunication Services - 4.7%
Diversified Telecommunication Services - 2.2%
Singapore Telecommunications Ltd. (Singapore)	2,798,000	4,393,971

Wireless Telecommunication Services - 2.5%
Vodafone Group plc - ADR (United Kingdom)	242,450	5,205,401
Total Telecommunication Services		9,599,372

TOTAL COMMON STOCKS
(Identified Cost $153,264,992)		184,778,867

SHORT-TERM INVESTMENTS - 9.2%
Dreyfus Treasury Cash Management - Institutional Shares	5,018,725	5,018,725
Fannie Mae Discount Note, 1/11/2006	$11,000,000	10,987,692
Federal Home Loan Bank Discount Note, 1/11/2006	3,000,000	2,996,650

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $19,003,067)		19,003,067

TOTAL INVESTMENTS - 98.6%
(Identified Cost $172,268,059)		203,781,934

OTHER ASSETS, LESS LIABILITIES - 1.4%		2,853,622

NET ASSETS - 100%		$206,635,556

*Non-income producing security
ADR - American Depository Receipt

The Series' portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 19.3%; Switzerland - 14.0%; France - 13.5%.

The accompanying notes are an integral part of the financial statements.

7

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Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost $172,268,059) (Note 2)	$203,781,934
Receivable for securities sold	2,584,090
Dividends receivable	281,531
Receivable for fund shares sold	268,146
Foreign tax reclaims receivable	108,462

TOTAL ASSETS	207,024,163

LIABILITIES:

Accrued management fees (Note 3)	186,711
Accrued fund accounting and transfer agent fees (Note 3)	21,176
Accrued Chief Compliance Officer service fees (Note 3)	132
Payable for fund shares repurchased	133,833
Audit fees payable	32,019
Other payables and accrued expenses	14,736

TOTAL LIABILITIES	388,607

TOTAL NET ASSETS	$206,635,556

NET ASSETS CONSIST OF:

Capital stock	$244,197
Additional paid-in-capital	167,361,202
Undistributed net investment income	583,013
Accumulated net realized gain on investments, foreign currency,
and other assets and liabilities	6,941,388
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities	31,505,756

TOTAL NET ASSETS	$206,635,556

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($206,635,556/24,419,651 shares)	$8.46

The accompanying notes are an integral part of the financial statements.

8

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Statement of Operations

For the Year Ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $337,919)	$3,396,998
Interest	313,175

Total Investment Income	3,710,173

EXPENSES:

Management fees (Note 3)	1,720,127
Fund accounting and transfer agent fees (Note 3)	208,401
Directors' fees (Note 3)	7,662
Chief Compliance Officer service fees (Note 3)	5,326
Custodian fees	53,721
Miscellaneous	77,520

Total Expenses	2,072,757

NET INVESTMENT INCOME	1,637,416

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments	20,248,283
Foreign currency and other assets and liabilities	(30,904)
20,217,379

Net change in unrealized appreciation on -
Investments	(2,255,521)
Foreign currency and other assets and liabilities	(14,296)
(2,269,817)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS	17,947,562

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$19,584,978

The accompanying notes are an integral part of the financial statements.

9

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Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/05	12/31/04

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,637,416	$1,013,053
Net realized gain on investments	20,217,379	15,138,378
Net change in unrealized appreciation on investments	(2,269,817)	15,968,837

Net increase from operations	19,584,978	32,120,268

DISTRIBUTIONS TO SHAREHOLDERS
(Note 8):

From net investment income	(1,515,746)	(1,129,987)
From net realized gain on investments	(16,559,187)	(3,309,862)

Total distributions to shareholders	(18,074,933)	(4,439,849)

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions
(Note 5)	44,230,903	13,368,907

Net increase in net assets	45,740,948	41,049,326

NET ASSETS:

Beginning of year	160,894,608	119,845,282

End of year (including undistributed net investment
income of $583,013 and $492,247, respectively)	$206,635,556	$160,894,608
The accompanying notes are an integral part of the financial statements.

10

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Financial Highlights

	For the Years Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$8.33	$6.84	$5.28	$5.98	$6.18

Income (loss) from investment operations:
Net investment income	0.07	0.05	0.06	0.06	0.06
Net realized and unrealized gain (loss) on
investments	0.87	1.68	1.56	(0.71)	(0.09)

Total from investment operations	0.94	1.73	1.62	(0.65)	(0.03)

Less distributions to shareholders:
From net investment income	(0.07)	(0.06)	(0.06)	-	(0.17)
From net realized gain on investments	(0.74)	(0.18)	--[2]	(0.05)	-

Total distributions to shareholders	(0.81)	(0.24)	(0.06)	(0.05)	(0.17)

Net asset value - End of year	$8.46	$8.33	$6.84	$5.28	$5.98

Total return[1]	11.33%	25.42%	30.80%	(10.78%)	(0.30%)

Ratios (to average net assets)/Supplemental Data:
Expenses	1.21%	1.26%	1.27%*	1.30%	1.21%
Net investment income	0.95%	0.75%	1.25%	1.10%	0.95%

Portfolio turnover	46%	42%	31%	41%	42%

Net assets - End of year (000's omitted)	$206,636	$160,895	$119,845	$78,772	$83,196

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/03 would have been increased by 0.01%.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/03.
2Less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

11

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Notes to Financial Statements

1. ORGANIZATION

World Opportunities Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 37.5 million have been designated as World Opportunities Series Class A common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

12


Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)
The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

13


Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid for by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has voluntarily agreed, until at least December 31, 2006, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.27% of average daily net assets each year. For the year ended December 31, 2005, the Advisor did not waive its management fee or reimburse any expenses of the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $88,032,655 and $73,871,259, respectively. There were no purchases or sales of United States Government securities.

14


Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of World Opportunities Series were:

	For the Year		For the Year
	Ended 12/31/05		Ended 12/31/04

	Shares	Amount	Shares	Amount

Sold	6,486,338	$55,109,926	3,334,982	$24,736,131
Reinvested	2,067,948	17,622,272	544,382	4,361,918
Repurchased	(3,443,511)	(28,501,295)	(2,088,851)	(15,729,142)

Total	5,110,775	$44,230,903	1,790,513	$13,368,907

    Approximately 75% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.  FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005.

7.  FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/05	Ended 12/31/04

Ordinary income	$3,790,576	$1,129,987
Long-term capital gains	14,284,357	3,309,862

15


Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION (continued)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed previously as capital gains for its taxable year ended December 31, 2005.

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$172,268,059

Unrealized appreciation	$33,677,988
Unrealized depreciation	(2,164,113)

Net unrealized appreciation	$31,513,875
Undistributed ordinary income	1,896,510
Undistributed long-term capital gains	5,627,891

FEDERAL INCOME TAX INFORMATION (unaudited)

For federal income tax purposes, the Series designates $718,770 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction is 0.42%.

16


Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the World Opportunities Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

17


Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

18


Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

19

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Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

20


Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

21


Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site               http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site                            http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site                            http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

22


Exeter Fund, Inc.
Annual Report
December 31, 2005
International Series



Management Discussion and Analysis (unaudited)

Dear Shareholders:

The International Series returned 13.99% for the 2005 calendar year. The Series outperformed the Standard & Poor’s (S&P) 500 Total Return Index, a measure of the performance of U.S. Stocks, but the performance was below that of the Morgan Stanley Capital International (“MSCI”) All Country World Index ex U.S., which had a very strong year. Over the entire market cycle (since 1/1/00), the Series has beaten both indexes. Global markets remained strong in 2005 after an even stronger 2004. However, 2005 did not have the benefit of a depreciating dollar that 2004 benefited from; the dollar actually appreciated during 2005.

The Series’ underperformance relative to the international benchmark for the year can be attributed to a number of factors, including strong performance from oil and commodity rich countries such as Canada, Australia, Russia, and Latin America. In addition, emerging market countries in Asia and Eastern Europe contributed more to the benchmark than to our holdings. We had only limited holdings in these countries because of headwinds for global growth including a rising Fed Funds rate and expectations for a slowdown in China. In addition, these markets looked expensive after the rapid appreciation of commodities over the last few years. Finally, the spread between emerging market bonds and U.S. bonds are at an all time low, which implies investors see little risk in these markets.

The International Series remains predominantly invested in Western Europe; although additional work remains to be done, Western European countries have been removing burdens on the corporate sector, such as strict labor laws and high taxes, to regain competitiveness lost to countries with lower labor costs such as Eastern Europe and Asia. Western Europe (Germany in particular) has initiated a fair amount of reform over the last few years, but much more needs to be done. Politicians realize that certain current policies are unsustainable over the long-term. Despite the expectation that these reforms may disadvantage the consumer in the short-term, consumption and consumer confidence have improved in Germany and around most of Western Europe.

In 2005, we added to our holdings in Germany including extra capital directed towards German banks and insurance companies. These purchases were largely driven by industry-specific “watershed” events that accelerated revenue growth. The private banking sector benefits from the elimination of state guarantees that were afforded to public banks, which allowed them to undercut risk-based rates. The life insurance industry provides substitute products for state pensions. The aging population has created a quandary for state finances, and Germany has begun cutting state pension guarantees, which in turn is creating demand for private pension products.

The Series sold a large portion of its Italian holdings in the 3rd quarter of 2005, as we became disappointed in the macroeconomic environment and the lack of reform progress. We held onto stocks in the financial sector because it remains highly fragmented, and it has been benefiting from the consolidation of Europe’s banking sector.

The Series added positions in Poland towards the end of the year based on our analysis that Eastern Europe is experiencing convergence with Western Europe. Labor cost differentials, its proximity to Western Europe, and its inclusion in the European Union have increased ease of cross-border business activity in the region. These advantages have led to strong foreign direct investment inflows and burgeoning growth. We believed Poland had the greatest potential for convergence and appeared the most attractive.

We increased our position in Japan in the 3rd quarter. The Japanese recovery has become more sustainable as the strong export growth Japan is experiencing is spreading to the domestic economy. Consumer confidence, employment, wages, and lending have all been accelerating. The Series added positions mostly in the banking and capital markets sectors. The banks have done an impressive job of cleaning up non-performing loans off their balance sheet. Banks are also experiencing a shift in demand away from demand deposits and towards products that charge higher fees, boosting banks’ revenues. Brokerage houses are also reaping benefits from rising domestic demand for equity. Both of these sectors have been among the stronger performers for the Japanese market.

1


Management Discussion and Analysis (unaudited)

The main risk regarding investing in the Philippines is its high level of public debt. President Arroyo won a mandate in the 2004 election to bring forward reforms that would increase government revenue through increased taxes and more efficient tax collection, but after some positive progress her support became seriously weakened due to a number of political scandals. The uncertainty regarding the outcome of the political crisis, combined with strong performance since our initial investment in 2004, convinced us to sell our small position in the Philippines during the 2nd quarter.

Like China, India has attracted a large share of foreign direct investment due to its abundant cheap labor for production of goods and services. Exporting remains the dominant growth driver but there is also a growing middle class willing to spend its discretionary income. We were able to identify a few companies that are attractively valued and fit our domestic demand theme, and we added them to our holdings in the 4th quarter.

Towards the end of 2005 we also purchased positions in Indonesia’s banking sector. Indonesia faced a near crisis as the government had difficulty reducing oil subsidies that were putting pressure on the country’s fiscal balance. This led to a sharp depreciation of the Indonesian peso, and forced the government to increase interest rates and remove oil subsidies in a less than optimal fashion, leading to soaring inflation. The banking sector was greatly effected by these developments, and the lower valuations created a buying opportunity.

We sold part of our Mexican position in the 2nd quarter, and sold the remaining portion in the 4th quarter. We originally purchased these stocks on the expectation that Mexico would experience accelerating growth in conjunction with improving U.S. growth. In addition, we believed that investors were overly concerned that China was going to steal Mexico’s exporting competitiveness. This did not occur, as Mexico’s proximity to the U.S. and its supply of skilled workers attracted U.S. investment. However, after strong performance from Mexican equities, the market no longer looks attractive from a valuation perspective. Federal Reserve interest rate hikes in the U.S. and the uncertainty surrounding the upcoming Mexican presidential election have also tempered our enthusiasm.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

2


Performance Update as of December 31, 2005 (unaudited)

	Average Annual Total Returns
	As of December 31, 2005

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Exeter Fund, Inc. - International Series[2]	13.99%	5.37%	11.98%	10.27%

Standard & Poor's (S&P) 500 Total Return Index[3]	4.91%	0.54%	9.07%	10.71%

Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	17.12%	6.66%	6.70%	8.23%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - International Series from its inception1 (8/27/92) to present (12/31/05) to the S&P 500 Total Return Index and the MSCI All Country World Index ex U.S.

<graphic>
<line graph>

Data for line graph to follow:

	Exeter Fund, Inc.	S&P 500	MSCI All Country
Date	International Series	Total Return Index	World Index ex U.S.

8/27/92	$10,000	$10,000	10,000
12/92	10,598	10,643	9,495
12/93	13,359	11,709	12,809
12/94	11,425	11,868	13,659
12/95	11,898	16,312	15,016
12/96	14,557	20,052	16,019
12/97	18,589	26,959	16,346
12/98	22,983	34,398	18,710
12/99	29,289	41,634	24,492
12/00	28,403	37,845	20,797
12/01	22,585	33,350	16,743
12/02	19,356	25,982	14,287
12/03	27,504	33,431	20,203
12/04	32,363	37,065	24,518
12/31/05	36,891	38,883	28,714

1Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Series' inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 48 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation). Both Indices' returns, unlike Series returns, do not reflect any fees or expenses.

3


Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$1,143.50	$6.59
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.06	$6.21

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4


Portfolio Composition as of December 31, 2005 (unaudited)
<graphic>
<pie chart>

Country Allocation*

France	12.96%
Germany	32.57%
India	1.27%
Indonesia	1.00%
Italy	7.30%
Japan	15.94%
Malaysia	2.03%
Netherlands	4.12%
Portugal	3.39%
South Korea	2.41%
Taiwan	1.98%
United Kingdom	8.22%
Miscellaneous**	2.96%
Cash, short-term investments, and liabilities, less other assets	3.85%

*As a percentage of net assets.
**Miscellaneous
Denmark (0.65%)
Norway (0.55%)
Poland (0.89%)
Spain (0.43%)
Switzerland (0.44%)

<graphic>
<pie chart>

Sector Allocation*

Consumer Discretionary	12.78%
Consumer Staples	13.04%
Energy	7.00%
Financials	29.93%
Health Care	3.69%
Industrials	9.79%
Information Technology	4.59%
Materials	5.81%
Telecommunication Services	4.91%
Utilities	4.61%
Cash, short-term investments, and liabilities, less other assets	3.85%

*As a percentage of net assets.

5


Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

COMMON STOCKS - 96.15%

Consumer Discretionary - 12.78%
Auto Components - 0.73%
Halla Climate Control Corp. (South Korea)	76,300	$929,198
Michelin (CGDE) - B (France)	8,413	472,827
		1,402,025

Automobiles - 0.87%
Bayerische Motoren Werke AG (BMW) (Germany)	38,200	1,673,039

Household Durables - 0.90%
Cersanit-Krasnystaw S.A.* (Poland)	177,915	767,418
LG Electronics, Inc. (South Korea)	11,100	981,416
		1,748,834

Leisure Equipment & Products - 1.44%
Sega Sammy Holdings, Inc. (Japan)	83,100	2,783,625

Media - 4.14%
Impresa S.A. (SGPS)* (Portugal)	264,000	1,562,482
Reed Elsevier plc - ADR (United Kingdom)	33,600	1,260,336
VNU N.V. (Netherlands)	78,000	2,586,120
Wolters Kluwer N.V. (Netherlands)	128,000	2,587,848
		7,996,786

Multiline Retail - 0.80%
Don Quijote Co. Ltd. (Japan)	18,600	1,555,258

Specialty Retail - 2.41%
Douglas Holding AG (Germany)	45,900	1,768,498
KOMERI Co. Ltd. (Japan)	67,000	2,880,682
		4,649,180

Textiles, Apparel & Luxury Goods - 1.49%
LVMH S.A. (Louis Vuitton Moet Hennessy) (France)	32,320	2,871,197

Total Consumer Discretionary		24,679,944

Consumer Staples - 13.04%
Beverages - 2.20%
Diageo plc (United Kingdom)	76,000	1,101,383
Kirin Brewery Co. Ltd. (Japan)	173,000	2,017,257
Scottish & Newcastle plc (United Kingdom)	135,000	1,129,722
		4,248,362

Food & Staples Retailing - 3.59%
Carrefour S.A. (France)	38,832	1,819,309
FamilyMart Co. Ltd. (Japan)	55,000	1,861,007
Metro AG (Germany)	41,700	2,013,403

The accompanying notes are an integral part of the financial statements.

6


Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

Consumer Staples (continued)
Food & Staples Retailing (continued)
Tesco plc (United Kingdom)	220,000	$1,254,472
		6,948,191

Food Products - 4.13%
Cadbury Schweppes plc (United Kingdom)	120,000	1,134,237
CJ Corp. (South Korea)	10,300	1,065,693
Groupe Danone (France)	15,976	1,668,875
Suedzucker AG (Germany)	72,400	1,696,855
Unilever plc - ADR (United Kingdom)	60,000	2,407,200
		7,972,860

Household Products - 2.09%
Hindustan Lever Ltd. (India)	344,000	1,508,873
Kao Corp. (Japan)	47,000	1,259,498
Reckitt Benckiser plc (United Kingdom)	38,500	1,271,501
		4,039,872

Personal Products - 1.03%
Clarins S.A. (France)	35,777	1,984,059

Total Consumer Staples		25,193,344

Energy - 7.00%
Energy Equipment & Services - 1.06%
SapuraCrest Petroleum Berhad (Malaysia)	3,416,000	542,366
Scomi Group Berhad (Malaysia)	5,742,000	1,519,450
		2,061,816

Oil, Gas & Consumable Fuels - 5.94%
BP plc (United Kingdom)	114,000	1,213,809
Eni S.p.A. (Italy)	219,554	6,089,121
Royal Dutch Shell plc - Class B (United Kingdom)	41,663	1,331,530
Total S.A. (France)	11,290	2,835,831
		11,470,291

Total Energy		13,532,107

Financials - 29.93%
Capital Markets - 5.02%
Daiwa Securities Group, Inc. (Japan)	194,000	2,199,610
Deutsche Bank AG (Germany)	64,800	6,288,164
Nomura Holdings, Inc. (Japan)	63,000	1,207,429
		9,695,203

Commercial Banks - 14.69%
Banca Monte dei Paschi di Siena S.p.A. (Italy)	181,000	845,749
Banco BPI S.A. (Portugal)	383,000	1,749,956

The accompanying notes are an integral part of the financial statements.

7


Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

Financials (continued)
Commercial Banks (continued)
Bank Handlowy w Warszawie S.A. (Poland)	24,000	$491,728
BNP Paribas S.A. (France)	26,000	2,103,550
The Chugoku Bank Ltd. (Japan)	137,000	1,969,259
Commerzbank AG (Germany)	169,000	5,245,179
The Hachijuni Bank Ltd. (Japan)	244,000	1,843,657
Hana Financial Group, Inc. (South Korea)	22,624	1,034,880
Hong Leong Bank Berhad (Malaysia)	560,000	755,755
Mitsubishi UFJ Financial Group, Inc. (Japan)	170	2,306,649
PT Bank Central Asia Tbk (Indonesia)	2,717,000	941,192
PT Bank Mandiri (Indonesia)	5,943,000	993,023
SanPaolo IMI S.p.A. (Italy)	51,300	802,160
Societe Generale (France)	11,312	1,391,220
The Sumitomo Trust and Banking Co. Ltd. (Japan)	247,000	2,524,042
UniCredito Italiano S.p.A. (Italy)	489,000	3,368,781
		28,366,780

Consumer Finance - 0.56%
Takefuji Corp. (Japan)	16,050	1,090,235

Diversified Financial Services - 1.44%
ING Groep N.V. (Netherlands)	80,000	2,774,588

Insurance - 8.22%
Allianz AG (Germany)	32,620	4,940,435
Assicurazioni Generali S.p.A. (Italy)	85,804	2,998,229
Axa (France)	110,292	3,558,859
Muenchener Rueckver AG (Germany)	32,400	4,386,298
		15,883,821

Total Financials		57,810,627

Health Care - 3.69%
Pharmaceuticals - 3.69%
AstraZeneca plc (United Kingdom)	22,300	1,085,157
GlaxoSmithKline plc (United Kingdom)	48,000	1,212,880
Sanofi-Aventis (France)	21,083	1,846,737
Shire plc (United Kingdom)	115,000	1,471,721
Takeda Pharmaceutical Co. Ltd. (Japan)	28,000	1,514,925
Total Health Care		7,131,420

Industrials - 9.79%
Airlines - 1.26%
Deutsche Lufthansa AG (Germany)	164,800	2,438,418

Commercial Services & Supplies - 0.50%
Taiwan Secom (Taiwan)	621,000	957,280

The accompanying notes are an integral part of the financial statements.

8


Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

Industrials (continued)
Construction & Engineering - 1.03%
Hochtief AG (Germany)	44,500	$1,994,786

Industrial Conglomerates - 4.14%
Siemens AG (Germany)	66,525	5,698,813
Sonae S.A. (SGPS) (Portugal)	1,200,000	1,676,117
Sonae S.A. (SGPS) - Rights (Portugal)[1]	1,200,000	616,328
		7,991,258

Machinery - 2.86%
FANUC Ltd. (Japan)	15,500	1,315,765
MAN AG (Germany)	79,000	4,215,528
		5,531,293

Total Industrials		18,913,035

Information Technology - 4.59%
Communications Equipment - 0.94%
D-Link Corp. (Taiwan)	860,000	987,057
Zyxel Communications Corp. (Taiwan)	434,340	825,988
		1,813,045

Electronic Equipment & Instruments - 0.66%
KEYENCE Corp. (Japan)	4,500	1,280,317

Office Electronics - 0.61%
Canon, Inc. (Japan)	20,000	1,170,285

Software - 2.38%
SAP AG (Germany)	25,350	4,596,434

Total Information Technology		8,860,081

Materials - 5.81%
Chemicals - 5.26%
Air Liquide S.A. (France)	12,258	2,357,838
Bayer AG (Germany)	107,350	4,476,676
Degussa AG (Germany)	38,200	1,937,560
Lanxess* (Germany)	43,875	1,392,890
		10,164,964

Construction Materials - 0.55%
Taiwan Cement Corp. (Taiwan)	1,466,000	1,049,380

Total Materials		11,214,344

Telecommunication Services - 4.91%
Diversified Telecommunication Services - 4.00%
Deutsche Telekom AG (Germany)	93,100	1,549,444
France Telecom S.A. - ADR (France)	31,000	770,040
Portugal Telecom S.A. (SGPS) - ADR (Portugal)	94,250	949,098
Swisscom AG - ADR (Switzerland)	26,900	847,619

The accompanying notes are an integral part of the financial statements.

9


Investment Portfolio - December 31, 2005

	Shares/	Value
	Principal Amount	(Note 2)

Telecommunication Services (continued)
Diversified Telecommunication Services (continued)
TDC A/S - ADR (Denmark)	42,150	$1,259,442
Telefonica S.A. - ADR (Spain)	18,250	821,615
Telekomunikacja Polska S.A. (Poland)	64,000	461,410
Telenor ASA - ADR (Norway)	36,250	1,065,750
		7,724,418

Wireless Telecommunication Services - 0.91%
Maxis Communications Berhad (Malaysia)	500,000	1,111,405
SK Telecom Co. Ltd. (South Korea)	3,600	645,149
		1,756,554

Total Telecommunication Services		9,480,972

Utilities - 4.61%
Electric Utilities - 3.42%
E.ON AG (Germany)	63,837	6,608,804

Gas Utilities - 0.49%
Gail India Ltd. (India)	160,000	945,697

Multi-Utilities - 0.70%
Suez S.A. (France)	43,340	1,349,229

Total Utilities		8,903,730

TOTAL COMMON STOCKS
(Identified Cost $124,648,689)		185,719,604

SHORT-TERM INVESTMENTS - 3.88%
Dreyfus Treasury Cash Management - Institutional Shares	4,499,944	4,499,944
Fannie Mae Discount Note, 1/11/2006	$3,000,000	2,996,542

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $7,496,486)		7,496,486

TOTAL INVESTMENTS - 100.03%
(Identified Cost $132,145,175)		193,216,090

LIABILITIES, LESS OTHER ASSETS - (0.03%)		(48,586)

NET ASSETS - 100%		$193,167,504

1Security has been valued at fair value (See Note 2 to Financial Statements).
*Non-income producing security
ADR - American Depository Receipt

The Series' portfolio holds, as a percentage of net assets, greater than 10% in the following countries: Germany - 32.57%; Japan - 15.94%; France - 12.96%.

The accompanying notes are an integral part of the financial statements.

10

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Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost $132,145,175) (Note 2)	$193,216,090
Foreign currency, at value (cost $67,798)	67,746
Receivable for fund shares sold	240,576
Foreign tax reclaims receivable	104,054
Dividends receivable	59,731

TOTAL ASSETS	193,688,197

LIABILITIES:

Accrued management fees (Note 3)	173,718
Accrued fund accounting and transfer agent fees (Note 3)	18,733
Accrued Chief Compliance Officer service fees (Note 3)	132
Payable for securities purchased	201,925
Payable for fund shares repurchased	64,012
Audit fees payable	31,801
Accrued capital gains tax payable (Note 2)	9,450
Other payables and accrued expenses	20,922

TOTAL LIABILITIES	520,693

TOTAL NET ASSETS	$193,167,504

NET ASSETS CONSIST OF:

Capital stock	$195,197
Additional paid-in-capital	130,330,193
Distributions in excess of net investment income	(6,428)
Accumulated net realized gain on investments, foreign currency,
and other assets and liabilities	1,593,710
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities	61,054,832

TOTAL NET ASSETS	$193,167,504

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($193,167,504/19,519,660 shares)	$9.90

The accompanying notes are an integral part of the financial statements.

11

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Statement of Operations

For the Year Ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign tax withheld, $539,484)	$3,751,974
Interest	178,391

Total Investment Income	3,930,365

EXPENSES:

Management fees (Note 3)	1,680,942
Fund accounting and transfer agent fees (Note 3)	197,890
Directors' fees (Note 3)	7,662
Chief Compliance Officer service fees (Note 3)	5,326
Custodian fees	112,050
Miscellaneous	72,764

Total Expenses	2,076,634

NET INVESTMENT INCOME	1,853,731

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments	16,513,529
Foreign currency and other assets and liabilities	(57,640)
16,455,889

Net change in unrealized appreciation on -
Investments (net of foreign capital gains tax accrual of $9,450) (Note 2)	4,595,682
Foreign currency and other assets and liabilities	(13,027)
4,582,655

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS	21,038,544

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$22,892,275

The accompanying notes are an integral part of the financial statements.

12

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Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/05	12/31/04

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$1,853,731	$1,223,724
Net realized gain on investments	16,455,889	8,965,946
Net change in unrealized appreciation on investments	4,582,655	14,295,027

Net increase from operations	22,892,275	24,484,697

DISTRIBUTIONS TO SHAREHOLDERS
(Note 8):

From net investment income	(1,903,150)	(1,267,156)
From net realized gain on investments	(14,732,499)	(11,878,815)

Total distributions to shareholders	(16,635,649)	(13,145,971)

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions (Note 5)	20,994,192	25,099,237

Net increase in net assets	27,250,818	36,437,963

NET ASSETS:

Beginning of year	165,916,686	129,478,723

End of year (including distributions in excess of net investment income and undistributed net investment income of $(6,428)
and $101,264, respectively)	$193,167,504	$165,916,686

The accompanying notes are an integral part of the financial statements.

13

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Financial Highlights

	For the Years Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$9.52	$8.83	$6.67	$7.89	$10.40

Income (loss) from investment operations:
Net investment income	0.11	0.08	0.07	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.21	1.44	2.72	(1.20)	(2.18)

Total from investment operations	1.32	1.52	2.79	(1.13)	(2.13)

Less distributions to shareholders:
From net investment income	(0.11)	(0.08)	(0.06)	(0.07)	(0.05)
From net realized gain on investments	(0.83)	(0.75)	(0.57)	(0.02)	(0.33)

Total distributions to shareholders	(0.94)	(0.83)	(0.63)	(0.09)	(0.38)

Net asset value - End of year	$9.90	$9.52	$8.83	$6.67	$7.89

Total return[1]	13.99%	17.67%	42.10%	(14.30%)	(20.48%)

Ratios (to average net assets)/Supplemental Data:
Expenses	1.24%	1.29%	1.30%*	1.32%	1.28%
Net investment income	1.10%	0.86%	0.94%	0.96%	0.54%

Portfolio turnover	35%	19%	46%	5%	6%

Net assets - End of year (000's omitted)	$193,168	$165,917	$129,479	$80,945	$84,124

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/03 would have been increased by 0.02%.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/03.

The accompanying notes are an integral part of the financial statements.

14

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Notes to Financial Statements

1. ORGANIZATION

International Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as International Series common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Portfolio securities, including domestic equities, foreign equities, exchange-traded funds and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date, with the exception of exchange-traded funds as noted above.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

15

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Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

   Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

16

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Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has voluntarily agreed, until at least December 31, 2006, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.30% of average daily net assets each year. For the year ended December 31, 2005, the Advisor did not waive its management fee or reimburse any expenses of the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $62,214,408 and $55,551,345, respectively. There were no purchases or sales of United States Government securities.

The Series held shares of iShares MSCI Malaysia Index Fund and iShares MSCI Singapore Index Fund in 2003 and 2004; such investments were not consistent with the investment restrictions of the Series. The securities were subsequently sold at a gain of $541,572 during 2004. For 2004, 0.37% of the Series’ total return consisted of the realized gain on these investments.

17

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Notes to Financial Statements

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of International Series were:

	For the Year		For the Year
	Ended 12/31/05		Ended 12/31/04

	Shares	Amount	Shares	Amount

Sold	2,448,832	$23,946,331	2,658,744	$24,222,900
Reinvested	1,670,321	16,343,037	1,409,860	12,949,803
Repurchased	(2,023,371)	(19,295,176)	(1,309,069)	(12,073,466)

Total	2,095,782	$20,994,192	2,759,535	$25,099,237

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

    The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks.
    These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005.

7. FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and investments in passive foreign investment companies. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/05	Ended 12/31/04

Ordinary income	$3,284,321	$4,558,474
Long-term capital gains	13,351,328	8,587,497

18

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Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed previously as capital gains for its taxable year ended December 31, 2005.

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$132,396,104

Unrealized appreciation	$61,799,416
Unrealized depreciation	(979,430)

Net unrealized appreciation	$60,819,986
Undistributed ordinary income	96,611
Undistributed long-term capital gains	1,741,600

FEDERAL INCOME TAX INFORMATION (unaudited)

For federal income tax purposes, the Series designates $3,225,230 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

19

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

20

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Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

21


Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

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Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

23

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Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

24

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[This page intentionally left blank]

25


Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                   1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site                 http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site                            http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site                            http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                 1-800-466-3863
On the SEC’s web site                           http://www.sec.gov
On the Advisor’s web site                    http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

26

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Exeter Fund, Inc.
Annual Report
December 31, 2005
Core Bond Series


Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the long term the vast majority of a fixed income security’s total return is determined by its coupon, or more specifically, the yield of the security, since very few fixed income securities are actually traded at par. Given the added risk associated with corporate and mortgage-backed bonds, they traditionally carry higher yields than U.S. Treasury securities with similar maturities and, therefore, over the long-term have provided higher returns than U.S. Treasuries. With that tendency in mind, and given the incremental yield offered by corporate and mortgage-backed securities in an exceptionally low interest rate environment, the Core Bond Series was activated in April of 2005.

How the Series performs will depend not only on what happens to the level of interest rates, but also on the change in yield differentials, or “spreads” between corporate or mortgage-backed bonds and U.S. Treasury securities. The relative impact of each will vary from month to month, quarter to quarter, and year to year. Since the Series was activated, changes in the level of interest rates more so than changes in spreads have dictated performance.

With the exception of the longest dated maturities, interest rates have risen across the entire yield curve, albeit in a decidedly uneven fashion. The magnitudes of the rate increases decreased the further out on the yield curve one looked. Very short-term interest rates, three to six months, experienced the largest increases since April, in excess of 125 basis points (1.25%); two-year yields were up about 70 basis points (0.70%), 5-year yields rose by about half that, and 10-year yields were up a mere 10-15 basis points (0.10% - 0.15%), while yields on securities with maturities of more than 20 years were essentially unchanged.

The increase in short-term interest rates reflected the tighter monetary policies that the Federal Reserve (the “Fed”) started to put in place in June of 2004 and which the Fed continued to implement throughout all of 2005. The Fed “tightens” monetary policy by pulling reserves out of the banking system, thereby causing the overnight lending rate that banks charge each other to rise. This overnight rate is referred to as the Fed Funds rate. Increasing or decreasing reserves is the mechanism that the Fed uses to target the Fed Funds rate. Since April of 2005, the Fed withdrew reserves, thereby increasing the “targeted” Fed Funds rate, on six separate occasions. Each time the target was increased by 25 basis points (0.25%). Short-term rates across all market sectors rose in tandem.

Given the improvements in the economic environment, the Fed began its tightening policy in an effort to unwind what were universally considered to be “accommodative” monetary policies. As the economy continued to grow over the next 18 months (the second half of 2004 and all of 2005), the Fed continued to tighten. During the second half of 2005, although the core rate of inflation remained relatively stable, the sizable increases in energy prices pushed up the overall rate of inflation, which gave the Fed an additional reason to push up short-term interest rates.

Longer-term interest rates are driven to a greater degree by investors’ expectations about the future course of inflation. The fact that the core rate of inflation (i.e. inflation less the volatile effects of food and energy prices) barely budged in 2005 in conjunction with the Fed acting in a proactive (i.e. before inflation accelerated) rather than reactive fashion, allowed long-term fixed income investors to remain relatively sanguine about the risk of inflation. That, along with a limited number of higher yielding investment alternatives, made longer-term fixed income securities relatively attractive, which caused long-term yields to remain steady.

As for spreads, they moved out modestly from April through the end of 2005. In the corporate bond marketplace, that was a reflection of some very high-profile credit downgrades, specifically Ford and GM, as well as a realization that corporate bond investors had to be much more alert for event risk (corporate actions that help equity holders but often times hurt debt holders). Mortgage spreads widened due to supply and demand considerations, concerns about possible extension risks, as well as a moderate rise in market volatility.

As for the actual performance of the Core Bond Series, it was up 0.98% since inception (April 21, 2005) through December 31, 2005. The Merrill Lynch U.S. Domestic Master Index (which includes all U.S. Treasury, U.S. Agency, investment grade corporate bonds, and plain vanilla mortgage-backed securities with maturities of more than 1-year) posted a total return of 2.01%. One-quarter of the benchmark’s total return occurred during the last 10 days of April, a time period when the Core Bond Series was being positioned. Over the last six months of 2005, the Series and benchmark posted similar returns.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

1


Performance Update as of December 31, 2005 (unaudited)

Total Returns
Since Inception[1]
As of December 31, 2005

Exeter Fund, Inc. - Core Bond Series[2]	0.98%

Merrill Lynch U.S. Domestic Master Index[3]	2.01%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Core Bond Series from its inception1 (4/21/05) to present (12/31/05) to the Merrill Lynch U.S. Domestic Master Index.

<graphic>
<line graph>

Data for line graph to follow:

	Exeter Fund, Inc.	Merrill Lynch
Date	Core Bond Series	U.S. Domestic Master Index

4/21/05	$10,000	$10,000
6/30/05	10,130	10,212
9/30/05	10,060	10,142
12/31/05	10,098	10,201

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series' inception date. Periods less than one year are not annualized.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The unmanaged Merrill Lynch U.S. Domestic Master Index is a market value weighted measure comprised of over 4,000 U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees of expenses.

2

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Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$996.80	$4.03
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.17	$4.08

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3


Portfolio Composition as of December 31, 2005 (unaudited)

<graphic>
<pie chart>

Sector Allocation*

Consumer Discretionary	7.3%
Consumer Staples	1.3%
Energy	1.0%
Financials	10.6%
Health Care	1.4%
Industrials	7.7%
Information Technology	2.4%
Materials	0.9%
Telecommunication Services	1.5%
Utilities	4.5%
U.S. Government Agencies	55.4%
Cash, short-term investments, and liabilities, less other assets	6.0%

*As a percentage of net assets.

<graphic>
<pie chart>

Credit Quality Ratings1,2

Aaa	5.3%
Aa	15.8%
A	36.2%
Baa	42.7%

1As a percentage of total corporate bonds.
2Based on ratings from Moody's, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series' investment policies.

4


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]		Value
	(unaudited)	Principal Amount	(Note 2)

CORPORATE BONDS - 38.6%
Consumer Discretionary - 7.3%
Media - 4.1%
AOL Time Warner (now known as Time Warner, Inc.), 6.75%, 4/15/2011	Baa1	$400,000	$420,036
Comcast Cable Communications, Inc., 6.75%, 1/30/2011	Baa2	400,000	423,522
Tribune Co., 4.875%, 8/15/2010	A3	110,000	107,271
The Walt Disney Co., 6.375%, 3/1/2012	Baa1	200,000	211,544
			1,162,373

Multiline Retail - 1.5%
Target Corp., 5.875%, 3/1/2012	A2	415,000	435,947

Specialty Retail - 1.7%
The Gap, Inc.[2], 9.55%, 12/15/2008	Baa3	175,000	194,479
Lowe's Companies, Inc., 8.25%, 6/1/2010	A2	270,000	305,528
			500,007

Total Consumer Discretionary			2,098,327

Consumer Staples - 1.3%
Food & Staples Retailing - 0.5%
The Kroger Co., 7.25%, 6/1/2009	Baa2	135,000	142,886

Food Products - 0.4%
General Mills, Inc., 6.00%, 2/15/2012	Baa2	95,000	99,422

Household Products - 0.4%
The Procter & Gamble Co., 4.85%, 12/15/2015	Aa3	125,000	123,545

Total Consumer Staples			365,853

Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Finance Co., 6.75%, 5/1/2011 (Canada) (Note 7)	Baa1	265,000	286,712

Financials - 10.6%
Capital Markets - 1.9%
The Goldman Sachs Group, Inc., 6.875%, 1/15/2011	Aa3	170,000	183,136
Lehman Brothers Holdings, Inc., 6.625%, 1/18/2012	A1	170,000	183,544
Merrill Lynch & Co., Inc., 6.00%, 2/17/2009	Aa3	180,000	185,623
			552,303

Commercial Banks - 6.0%
Bank of America Corp., 7.40%, 1/15/2011	Aa3	440,000	484,671
PNC Funding Corp., 7.50%, 11/1/2009	A3	260,000	282,642
U.S. Bancorp[3], 2.69%, 8/21/2035	A4	455,000	449,881
Wachovia Corp., 5.25%, 8/1/2014	A1	495,000	495,656
			1,712,850

The accompanying notes are an integral part of the financial statements.

5


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]		Value
	(unaudited)	Principal Amount	(Note 2)

Financials (continued)
Diversified Financial Services - 0.7%
Citigroup, Inc., 5.00%, 9/15/2014	Aa2	$190,000	$187,027

Insurance - 2.0%
American International Group, Inc., 4.25%, 5/15/2013	Aa2	605,000	575,433

Total Financials			3,027,613

Health Care - 1.4%
Pharmaceuticals - 1.4%
Abbott Laboratories, 3.50%, 2/17/2009	A1	195,000	187,960
Wyeth[2], 5.25%, 3/15/2013	Baa1	210,000	212,891
Total Health Care			400,851

Industrials - 7.7%
Aerospace & Defense - 1.5%
Boeing Capital Corp., 6.50%, 2/15/2012	A3	230,000	248,267
Honeywell International, Inc., 7.50%, 3/1/2010	A2	170,000	186,823
			435,090

Air Freight & Logistics - 0.7%
FedEx Corp., 3.50%, 4/1/2009	Baa2	195,000	186,705

Airlines - 1.5%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa1	445,000	431,539

Industrial Conglomerates - 2.0%
General Electric Capital Corp., 6.75%, 3/15/2032	Aaa	495,000	581,056

Machinery - 0.7%
John Deere Capital Corp., 7.00%, 3/15/2012	A3	165,000	182,244

Road & Rail - 1.3%
CSX Corp., 6.75%, 3/15/2011	Baa2	230,000	246,477
Union Pacific Corp., 6.65%, 1/15/2011	Baa2	115,000	122,497
			368,974

Total Industrials			2,185,608

Information Technology - 2.4%
Communications Equipment - 1.5%
Corning, Inc., 5.90%, 3/15/2014	Baa3	430,000	434,125

IT Services - 0.9%
First Data Corp., 3.90%, 10/1/2009	A1	260,000	247,399

Total Information Technology			681,524

Materials - 0.9%
Metals & Mining - 0.9%
Alcoa, Inc., 7.375%, 8/1/2010	A2	225,000	246,589

The accompanying notes are an integral part of the financial statements.

6


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]		Value
	(unaudited)	Principal Amount	(Note 2)

Telecommunication Services - 1.5%
Diversified Telecommunication Services - 1.5%
Verizon Wireless Capital LLC, 5.375%, 12/15/2006	A3	$430,000	$431,416

Utilities - 4.5%
Electric Utilities - 2.9%
American Electric Power Co., Inc., 5.375%, 3/15/2010	Baa2	280,000	282,253
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	Baa3	325,000	371,667
TXU Energy Co., 7.00%, 3/15/2013	Baa2	170,000	181,163
			835,083

Multi-Utilities - 1.6%
Duke Energy Field Services Corp., 7.875%, 8/16/2010	Baa2	255,000	282,015
Sempra Energy, 7.95%, 3/1/2010	Baa1	165,000	181,248
			463,263

Total Utilities			1,298,346

TOTAL CORPORATE BONDS
(Identified Cost $11,227,625)			11,022,839

U.S. GOVERNMENT AGENCIES - 55.4%
Fannie Mae, Pool #795855, 5.50%, 9/1/2019		480,827	483,976
Fannie Mae, Pool #786281, 6.50%, 7/1/2034		501,116	514,101
Fannie Mae, Pool #815409, 4.50%, 2/1/2035		257,654	242,651
Fannie Mae, TBA[5], 5.00%, 1/15/2021		763,000	754,654
Fannie Mae, TBA[5], 4.50%, 2/15/2021		950,000	923,875
Fannie Mae, TBA[5], 5.50%, 1/15/2036		2,586,000	2,560,140
Fannie Mae, TBA[5], 6.00%, 1/15/2036		1,124,000	1,134,186
Fannie Mae, TBA[5], 5.00%, 2/15/2036		1,697,000	1,642,908
Federal Home Loan Mortgage Corp., Pool #M90974, 4.50%, 3/1/2010		99,528	97,952
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019		417,270	419,864
Federal Home Loan Mortgage Corp., Pool #A27705, 6.50%, 10/1/2034		217,285	222,694
Federal Home Loan Mortgage Corp., Pool #G01782, 6.50%, 2/1/2035		112,459	115,275
Federal Home Loan Mortgage Corp., TBA[5], 5.00%, 1/15/2021		640,000	633,400
Federal Home Loan Mortgage Corp., TBA[5], 4.50%, 2/15/2021		985,000	957,912
Federal Home Loan Mortgage Corp., TBA[5], 5.00%, 1/15/2036		1,177,000	1,139,115
Federal Home Loan Mortgage Corp., TBA[5], 6.00%, 2/15/2036		561,000	565,734

The accompanying notes are an integral part of the financial statements.

7


Investment Portfolio - December 31, 2005

	Principal Amount/	Value
	Shares	(Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mortgage Corp., TBA[5], 5.50%, 3/15/2036	$1,512,000	$1,494,990
GNMA, Pool #487193, 5.00%, 4/15/2020	118,706	118,405
GNMA, Pool #563559, 6.50%, 4/15/2032	94,691	98,945
GNMA, Pool #631703, 6.50%, 9/15/2034	228,885	238,935
GNMA, TBA[5], 6.00%, 1/15/2036	429,000	438,921
GNMA, TBA[5], 5.50%, 2/15/2036	685,000	688,425
GNMA, TBA[5], 5.00%, 3/15/2036	360,000	354,488

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $15,786,545)		15,841,546

SHORT-TERM INVESTMENTS - 51.8%
Dreyfus Treasury Cash Management - Institutional Shares	1,495,780	1,495,780
Fannie Mae Discount Note, 1/11/2006	$5,500,000	5,493,611
Fannie Mae Discount Note, 1/17/2006	1,000,000	998,156
Fannie Mae Discount Note, 2/8/2006	1,100,000	1,095,230
Fannie Mae Discount Note, 2/15/2006	500,000	497,412
Fannie Mae Discount Note, 3/8/2006	1,750,000	1,736,747
Fannie Mae Discount Note, 3/15/2006	400,000	396,639
Freddie Mac Discount Note, 2/27/2006	1,100,000	1,092,574
Freddie Mac Discount Note, 3/7/2006	2,000,000	1,985,090

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $14,791,688)		14,791,239

TOTAL INVESTMENTS - 145.8%
(Identified Cost $41,805,858)		41,655,624

LIABILITIES, LESS OTHER ASSETS - (45.8%)		(13,077,946)

NET ASSETS - 100%		$28,577,678

1Credit ratings from Moody's (unaudited).
2The coupon rate will increase with every ratings downgrade and decrease with every ratings upgrade. The coupon rate stated is the rate as of December 31, 2005.
3The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of December 31, 2005.
4Credit ratings from S&P (unaudited).
5Security purchased on a forward commitment or when-issued basis. TBA - to be announced.

The accompanying notes are an integral part of the financial statements.

8


Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost, $41,805,858) (Note 2)	$41,655,624
Interest receivable	218,933
Dividends receivable	4,454

TOTAL ASSETS	41,879,011

LIABILITIES:

Accrued management fees (Note 3)	44,433
Accrued fund accounting and transfer agent fees (Note 3)	2,937
Accrued Chief Compliance Officer service fees (Note 3)	286
Payable for purchases of delayed delivery securities (Note 2)	13,221,931
Audit fees payable	26,200
Other payables and accrued expenses	5,546

TOTAL LIABILITIES	13,301,333

TOTAL NET ASSETS	$28,577,678

NET ASSETS CONSIST OF:

Capital stock	$28,905
Additional paid-in-capital	28,893,962
Undistributed net investment income	5,099
Accumulated net realized loss on investments	(200,054)
Net unrealized depreciation on investments	(150,234)

TOTAL NET ASSETS	$28,577,678

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($28,577,678/2,890,485 shares)	$9.89

The accompanying notes are an integral part of the financial statements.

9


Statement of Operations

For the Period April 21, 2005 (commencement of operations) to December 31, 2005

INVESTMENT INCOME:

Interest	$717,283
Dividends	26,331

Total Investment Income	743,614

EXPENSES:

Management fees (Note 3)	114,909
Fund accounting and transfer agent fees (Note 3)	23,346
Directors' fees (Note 3)	5,977
Chief Compliance Officer service fees (Note 3)	3,335
Audit fees	26,200
Custodian fees	7,450
Miscellaneous	10,414

Total Expenses	191,631
Less reduction of expenses (Note 3)	(38,282)

Net Expenses	153,349

NET INVESTMENT INCOME	590,265

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments	(200,054)
Net change in unrealized depreciation on investments	(150,234)

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS	(350,288)

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$239,977

The accompanying notes are an integral part of the financial statements.

10


Statement of Changes in Net Assets

For the Period
4/21/05[1] to 12/31/05

INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$590,265
Net realized loss on investments	(200,054)
Net change in unrealized depreciation on investments	(150,234)

Net increase from operations	239,977

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(585,166)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	28,922,867

Net increase in net assets	28,577,678

NET ASSETS:

Beginning of period	-

End of period (including undistributed net investment income of
$5,099)	$28,577,678

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

11


Financial Highlights

For the Period
4/21/05[1]to 12/31/05

Per share data (for a share outstanding throughout
the period):

Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.21
Net realized and unrealized loss on investments	(0.11)

Total from investment operations	0.10

Less distributions to shareholders:
From net investment income	(0.21)

Net asset value - End of period	$9.89

Total return[2]	0.98%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.80%[3]
Net investment income	3.08%[3]

Portfolio turnover	293%

Net assets - End of period (000's omitted)	$28,578

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 0.20%3.
1Commencement of operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.
3Annualized.

The accompanying notes are an integral part of the financial statements.

12


Notes to Financial Statements

1.	ORGANIZATION

Core Bond Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total returns by investing primarily in corporate fixed income securities and pass-through securities.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 75 million have been designated as Core Bond Series common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Debt securities, including government bonds, sovereign bonds, corporate bonds and mortgage-backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund’s pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily. Dividend income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Purchased on a When-Issued Basis or Forward Commitment
The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

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Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)
In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

    Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of

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Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.80% of average daily net assets each year. Accordingly, the Advisor waived fees of $38,282 for the period April 21, 2005 (commencement of operations) to December 31, 2005, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the period April 21, 2005 (commencement of operations) to December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $12,977,034 and $1,657,364, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $80,881,240 and $64,888,820, respectively.

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Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Bond Series were:

	For the period 4/21/05 (commencement
	of operations) to 12/31/05

	Shares	Amount

Sold	2,995,471	$29,993,823
Reinvested	58,124	571,940
Repurchased	(163,110)	(1,642,896)

Total	2,890,485	$28,922,867

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

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Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

For the Period 4/21/05
(commencement of
operations) to 12/31/05

Ordinary income	$585,166

For the period April 21, 2005 (commencement of operations) to December 31, 2005, the Series elected to defer $134,190 of capital losses attributable to Post-October losses.

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$41,805,858

Unrealized appreciation	$96,393
Unrealized depreciation	(246,627)

Net unrealized depreciation	$(150,234)
Undistributed ordinary income	5,099
Capital loss carryover	65,864

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2013.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period April 21, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

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Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

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Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

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Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

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Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

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Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                    1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site                 http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                   1-800-466-3863
On the SEC’s web site                             http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                   1-800-466-3863
On the SEC’s web site                             http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                   1-800-466-3863
On the SEC’s web site                             http://www.sec.gov
On the Advisor’s web site                      http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

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Exeter Fund, Inc.
Annual Report
December 31, 2005
Core Plus Bond Series

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Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the long term the vast majority of a fixed income security’s total return is determined by its coupon, or more specifically, the yield of the security, since very few fixed income securities are actually traded at par. Given the added risk associated with corporate and mortgage-backed bonds, they traditionally carry higher yields than U.S. Treasury securities with similar maturities and, therefore, over the long-term have provided higher returns than U.S. Treasuries. With that tendency in mind, and given the incremental yield offered by corporate and mortgage-backed securities in an exceptionally low interest rate environment, the Core Plus Bond Series was activated in April of 2005.

How the Series performs will depend not only on what happens to the level of interest rates, but also on the change in yield differentials, or “spreads” between corporate or mortgage-backed bonds and U.S. Treasury securities. The relative impact of each will vary from month to month, quarter to quarter, and year to year. Since the Series was activated, changes in the level of interest rates more so than changes in spreads have dictated performance.

With the exception of the longest dated maturities, interest rates have risen across the entire yield curve, albeit in a decidedly uneven fashion. The magnitudes of the rate increases decreased the further out on the yield curve one looked. Very short-term interest rates, three to six months, experienced the largest increases since April, in excess of 125 basis points (1.25%); two-year yields were up about 70 basis points (0.70%), 5-year yields rose by about half that, and 10-year yields were up a mere 10-15 basis points (0.10% - 0.15%), while yields on securities with maturities of more than 20 years were essentially unchanged.

The increase in short-term interest rates reflected the tighter monetary policies that the Federal Reserve (the “Fed”) started to put in place in June of 2004 and which the Fed continued to implement throughout all of 2005. The Fed “tightens” monetary policy by pulling reserves out of the banking system, thereby causing the overnight lending rate that banks charge each other to rise. This overnight rate is referred to as the Fed Funds rate. Increasing or decreasing reserves is the mechanism that the Fed uses to target the Fed Funds rate. Since April of 2005, the Fed withdrew reserves, thereby increasing the “targeted” Fed Funds rate, on six separate occasions. Each time the target was increased by 25 basis points (0.25%). Short-term rates across all market sectors rose in tandem.

Given the improvements in the economic environment, the Fed began its tightening policy in an effort to unwind what were universally considered to be “accommodative” monetary policies. As the economy continued to grow over the next 18 months (the second half of 2004 and all of 2005), the Fed continued to tighten. During the second half of 2005, although the core rate of inflation remained relatively stable, the sizable increases in energy prices pushed up the overall rate of inflation, which gave the Fed an additional reason to push up short-term interest rates.

Longer-term interest rates are driven to a greater degree by investors’ expectations about the future course of inflation. The fact that the core rate of inflation (i.e. inflation less the volatile effects of food and energy prices) barely budged in 2005 in conjunction with the Fed acting in a proactive (i.e. before inflation accelerated) rather than reactive fashion, allowed long-term fixed income investors to remain relatively sanguine about the risk of inflation. That, along with a limited number of higher yielding investment alternatives, made longer-term fixed income securities relatively attractive, which caused long-term yields to remain steady.

As for spreads, they moved out modestly from April through the end of 2005. In the corporate bond marketplace, that was a reflection of some very high-profile credit downgrades, specifically Ford and GM, as well as a realization that corporate bond investors had to be much more alert for event risk (corporate actions that help equity holders but often times hurt debt holders). Mortgage spreads widened due to supply and demand considerations, concerns about possible extension risks, as well as a moderate rise in market volatility.

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Management Discussion and Analysis (unaudited)

As for the actual performance of the Core Plus Bond Series, it was up 1.04% since inception (April 21, 2005) through December 31, 2005. The Merrill Lynch U.S. Domestic Master Index (which includes all U.S. Treasury, U.S. Agency, investment grade corporate bonds, and plain vanilla mortgage-backed securities with maturities of more than 1-year) posted a total return of 2.01%. One-quarter of the benchmark’s total return occurred during the last 10 days of April, a time period when the Core Plus Bond Series was being positioned. Over the last six months of 2005, the Series and benchmark posted similar returns.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

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Performance Update as of December 31, 2005 (unaudited)

Total Returns
Since Inception[1]
As of December 31, 2005

Exeter Fund, Inc. - Core Plus Bond Series[2]	1.04%

Merrill Lynch U.S. Domestic Master Index[3]	2.01%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Core Plus Bond Series from its inception1 (4/21/05) to present (12/31/05) to the Merrill Lynch U.S. Domestic Master Index.

<graphic>
<line graph>

Data for line graph to follow:

	Exeter Fund, Inc.	Merrill Lynch
Date	Core Plus Bond Series	U.S. Domestic Master Index

4/21/05	$10,000	$10,000
6/30/05	10,140	10,212
9/30/05	10,080	10,142
12/31/05	10,104	10,201

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series' inception date. Periods less than one year are not annualized.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The unmanaged Merrill Lynch U.S. Domestic Master Index is a market value weighted measure comprised of over 4,000 U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3


Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$996.50	$4.48
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.72	$4.53

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

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Portfolio Composition as of December 31, 2005 (unaudited)

<graphic>
<pie chart>

Sector Allocation*

Consumer Discretionary	12.2%
Consumer Staples	0.7%
Energy	1.0%
Financials	10.0%
Health Care	1.4%
Industrials	7.7%
Information Technology	1.5%
Materials	0.9%
Telecommunication Services	0.9%
Utilities	3.0%
U.S. Government Agencies	55.5%
Cash, short-term investments, and liabilities, less other assets	5.2%

*As a percentage of net assets.

<graphic>
<pie chart>

Credit Quality Ratings1,2

Aaa	4.9%
Aa	12.3%
A	29.6%
Baa	33.1%
Ba	17.3%
B	2.8%

1As a percentage of total corporate bonds.
2Based on ratings from Moody's, or the S&P equivalent . The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series' investment policies.

5

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Investment Portfolio - December 31, 2005

	Credit
	Rating[1]		Value
	(unaudited)	Principal Amount	(Note 2)

CORPORATE BONDS - 39.3%
Consumer Discretionary - 12.2%
Automobiles - 3.8%
General Motors Acceptance Corp., 6.75%, 1/15/2006	Ba1	$1,705,000	$1,705,465
General Motors Acceptance Corp., 6.125%, 9/15/2006	Ba1	5,060,000	4,915,056
			6,620,521

Leisure Equipment & Products - 1.1%
Eastman Kodak Co., 6.375%, 6/15/2006	B1	1,895,000	1,896,963

Media - 3.6%
AOL Time Warner (now known as Time Warner, Inc.), 6.75%, 4/15/2011	Baa1	2,655,000	2,787,986
Comcast Cable Communications, Inc., 6.75%, 1/30/2011	Baa2	2,285,000	2,419,372
The Walt Disney Co., 6.375%, 3/1/2012	Baa1	1,150,000	1,216,376
			6,423,734

Multiline Retail - 2.1%
JC Penney Co., Inc., 8.00%, 3/1/2010	Ba1	1,465,000	1,604,537
Target Corp., 5.875%, 3/1/2012	A2	1,945,000	2,043,172
			3,647,709

Specialty Retail - 1.6%
The Gap, Inc.[2], 9.55%, 12/15/2008	Baa3	1,090,000	1,211,325
Lowe's Companies, Inc., 8.25%, 6/1/2010	A2	1,420,000	1,606,852
			2,818,177

Total Consumer Discretionary			21,407,104

Consumer Staples - 0.7%
Food & Staples Retailing - 0.5%
The Kroger Co., 7.25%, 6/1/2009	Baa2	750,000	793,808

Food Products - 0.2%
General Mills, Inc., 6.00%, 2/15/2012	Baa2	385,000	402,921

Total Consumer Staples			1,196,729

Energy - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Amerada Hess Corp., 6.65%, 8/15/2011	Ba1	1,560,000	1,676,301

Financials - 10.0%
Capital Markets - 2.1%
The Goldman Sachs Group, Inc., 6.875%, 1/15/2011	Aa3	1,125,000	1,211,931
Lehman Brothers Holdings, Inc., 6.625%, 1/18/2012	A1	1,125,000	1,214,626
Merrill Lynch & Co., Inc., 6.00%, 2/17/2009	Aa3	1,180,000	1,216,858
			3,643,415

Commercial Banks - 6.3%
Bank of America Corp., 7.40%, 1/15/2011	Aa3	2,895,000	3,188,912

The accompanying notes are an integral part of the financial statements.

6

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Investment Portfolio - December 31, 2005

	Credit
	Rating[1]		Value
	(unaudited)	Principal Amount	(Note 2)

Financials (continued)
Commercial Banks (continued)
PNC Funding Corp., 7.50%, 11/1/2009	A3	$1,490,000	$1,619,754
U.S. Bancorp[3], 2.69%, 8/21/2035	A4	3,045,000	3,010,744
Wachovia Corp., 5.25%, 8/1/2014	A1	3,250,000	3,254,310
			11,073,720

Diversified Financial Services - 0.7%
Citigroup, Inc., 5.00%, 9/15/2014	Aa2	1,245,000	1,225,522

Insurance - 0.9%
American International Group, Inc., 4.25%, 5/15/2013	Aa2	1,745,000	1,659,720

Total Financials			17,602,377

Health Care - 1.4%
Pharmaceuticals - 1.4%
Abbott Laboratories, 3.50%, 2/17/2009	A1	1,270,000	1,224,148
Wyeth[2], 5.25%, 3/15/2013	Baa1	1,205,000	1,221,590
Total Health Care			2,445,738

Industrials - 7.7%
Aerospace & Defense - 1.1%
Boeing Capital Corp., 6.50%, 2/15/2012	A3	1,135,000	1,225,145
Honeywell International, Inc., 7.50%, 3/1/2010	A2	735,000	807,733
			2,032,878

Air Freight & Logistics - 0.7%
FedEx Corp., 3.50%, 4/1/2009	Baa2	1,275,000	1,220,767

Airlines - 1.4%
Southwest Airlines Co., 5.25%, 10/1/2014	Baa1	2,560,000	2,482,560

Industrial Conglomerates - 2.4%
General Electric Capital Corp., 6.75%, 3/15/2032	Aaa	2,845,000	3,339,606
Tyco International Group S.A., 6.375%, 10/15/2011 (Luxembourg) (Note 7)	Baa3	775,000	804,911
			4,144,517

Machinery - 0.7%
John Deere Capital Corp., 7.00%, 3/15/2012	A3	1,095,000	1,209,435

Road & Rail - 1.4%
CSX Corp., 6.75%, 3/15/2011	Baa2	1,555,000	1,666,400
Union Pacific Corp., 6.65%, 1/15/2011	Baa2	760,000	809,544
			2,475,944

Total Industrials			13,566,101

The accompanying notes are an integral part of the financial statements.

7


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]		Value
	(unaudited)	Principal Amount	(Note 2)

Information Technology - 1.5%
Communications Equipment - 1.5%
Corning, Inc., 5.90%, 3/15/2014	Baa3	$2,545,000	$2,569,417

Materials - 0.9%
Metals & Mining - 0.9%
Alcoa, Inc., 7.375%, 8/1/2010	A2	1,465,000	1,605,570

Telecommunication Services - 0.9%
Diversified Telecommunication Services - 0.9%
Verizon Wireless Capital LLC, 5.375%, 12/15/2006	A3	1,620,000	1,625,336

Utilities - 3.0%
Electric Utilities - 2.6%
Allegheny Energy Supply Co. LLC[5], 8.25%, 4/15/2012	Ba3	1,180,000	1,330,450
American Electric Power Co., Inc., 5.375%, 3/15/2010	Baa2	1,230,000	1,239,899
CenterPoint Energy Resources Corp., 7.875%, 4/1/2013	Baa3	710,000	811,950
TXU Energy Co., 7.00%, 3/15/2013	Baa2	1,125,000	1,198,872
			4,581,171

Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc., 8.00%, 12/15/2013	Ba3	653,000	728,095

Total Utilities			5,309,266

TOTAL CORPORATE BONDS
(Identified Cost $69,990,677)			69,003,939

U.S. GOVERNMENT AGENCIES - 55.5%
Fannie Mae, Pool #244510, 5.50%, 12/1/2008		14,771	14,896
Fannie Mae, Pool #190549, 5.50%, 1/1/2009		16,675	16,818
Fannie Mae, Pool #50972, 5.50%, 1/1/2009		14,908	15,034
Fannie Mae, Pool #663794, 5.50%, 9/1/2017		171,364	172,548
Fannie Mae, Pool #555389, 5.50%, 4/1/2018		681,683	686,394
Fannie Mae, Pool #697020, 5.50%, 5/1/2018		54,970	55,335
Fannie Mae, Pool #741610, 5.50%, 9/1/2018		630,871	635,059
Fannie Mae, Pool #761280, 5.50%, 2/1/2019		147,482	148,448
Fannie Mae, Pool #725793, 5.50%, 9/1/2019		776,834	781,991
Fannie Mae, Pool #741552, 6.50%, 9/1/2033		763,579	783,463
Fannie Mae, Pool #747607, 6.50%, 11/1/2033		111,293	114,191
Fannie Mae, Pool #776452, 6.50%, 1/1/2034		89,334	91,660
Fannie Mae, Pool #765848, 6.50%, 2/1/2034		101,269	103,893
Fannie Mae, Pool #766304, 6.50%, 3/1/2034		96,649	99,153
Fannie Mae, Pool #725686, 6.50%, 7/1/2034		215,733	221,715
Fannie Mae, Pool #782769, 6.50%, 7/1/2034		949,535	974,139
Fannie Mae, Pool #786281, 6.50%, 7/1/2034		84,932	87,133
Fannie Mae, Pool #786692, 6.50%, 8/1/2034		97,712	100,244
Fannie Mae, Pool #799657, 6.50%, 11/1/2034		859,265	881,530
Fannie Mae, Pool #812185, 4.50%, 2/1/2035		461,022	434,177
Fannie Mae, Pool #815409, 4.50%, 2/1/2035		236,761	222,974

The accompanying notes are an integral part of the financial statements.

8


Investment Portfolio - December 31, 2005

		Value
	Principal Amount	(Note 2)

U.S. Government Agencies (continued)
Fannie Mae, Pool #815926, 4.50%, 4/1/2035	$989,337	$931,728
Fannie Mae, TBA[6], 5.00%, 1/15/2021	4,660,000	4,609,029
Fannie Mae, TBA[6], 4.50%, 2/15/2021	5,805,000	5,645,362
Fannie Mae, TBA[6], 5.50%, 1/15/2036	15,770,000	15,612,300
Fannie Mae, TBA[6], 6.00%, 1/15/2036	6,856,000	6,918,129
Fannie Mae, TBA[6], 5.00%, 2/15/2036	10,354,000	10,023,966
Federal Home Loan Mortgage Corp., Pool #M90974, 4.50%, 3/1/2010	660,502	650,044
Federal Home Loan Mortgage Corp., Pool #E00593, 5.50%, 11/1/2013	22,819	22,997
Federal Home Loan Mortgage Corp., Pool #E91213, 5.50%, 9/1/2017	97,807	98,452
Federal Home Loan Mortgage Corp., Pool #B11112, 5.50%, 11/1/2018	577,863	581,524
Federal Home Loan Mortgage Corp., Pool #B11862, 5.50%, 1/1/2019	273,782	275,516
Federal Home Loan Mortgage Corp., Pool #B16144, 5.50%, 8/1/2019	174,935	176,022
Federal Home Loan Mortgage Corp., Pool #B16835, 5.50%, 10/1/2019	1,463,240	1,472,335
Federal Home Loan Mortgage Corp., Pool #815122, 5.50%, 4/1/2020	217,932	219,322
Federal Home Loan Mortgage Corp., Pool #A22067, 6.50%, 5/1/2034	17,270	17,700
Federal Home Loan Mortgage Corp., Pool #A25775, 6.50%, 8/1/2034	817,440	837,788
Federal Home Loan Mortgage Corp., Pool #G01741, 6.50%, 10/1/2034	765,434	785,816
Federal Home Loan Mortgage Corp., Pool #G01782, 6.50%, 2/1/2035	637,270	653,225
Federal Home Loan Mortgage Corp., TBA[6], 5.00%, 1/15/2021	3,895,000	3,854,835
Federal Home Loan Mortgage Corp., TBA[6], 4.50%, 2/15/2021	6,015,000	5,849,588
Federal Home Loan Mortgage Corp., TBA[6], 5.00%, 1/15/2036	7,181,000	6,949,858
Federal Home Loan Mortgage Corp., TBA[6], 6.00%, 2/15/2036	3,422,000	3,450,875
Federal Home Loan Mortgage Corp., TBA[6], 5.50%, 3/15/2036	9,220,000	9,116,275
GNMA, Pool #487193, 5.00%, 4/15/2020	773,818	771,855
GNMA, Pool #563559, 6.50%, 4/15/2032	981,610	1,025,707
GNMA, Pool #552765, 6.50%, 9/15/2032	1,148,421	1,200,012

The accompanying notes are an integral part of the financial statements.

9


Investment Portfolio - December 31, 2005

	Principal Amount/	Value
	Shares	(Note 2)

U.S. Government Agencies (continued)
GNMA, TBA[6], 6.00%, 1/15/2036	$2,627,000	$2,687,749
GNMA, TBA[6], 5.50%, 2/15/2036	4,180,000	4,200,900
GNMA, TBA[6], 5.00%, 3/15/2036	2,200,000	2,166,314

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $97,116,314)		97,446,018

SHORT-TERM INVESTMENTS - 50.4%
Dreyfus Treasury Cash Management - Institutional Shares	3,934,560	3,934,560
Fannie Mae Discount Note, 1/11/2006	$33,700,000	33,660,849
Fannie Mae Discount Note, 1/17/2006	2,000,000	1,996,311
Fannie Mae Discount Note, 1/18/2006	5,000,000	4,990,154
Fannie Mae Discount Note, 2/8/2006	14,500,000	14,437,119
Fannie Mae Discount Note, 2/15/2006	16,000,000	15,917,195
Fannie Mae Discount Note, 3/15/2006	2,800,000	2,776,475
Freddie Mac Discount Note, 3/7/2006	10,800,000	10,719,486

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $88,429,087)		88,432,149

TOTAL INVESTMENTS - 145.2%
(Identified Cost $255,536,078)		254,882,106

LIABILITIES, LESS OTHER ASSETS - (45.2%)		(79,288,015)

NET ASSETS - 100%		$175,594,091

1Credit ratings from Moody's (unaudited).
2The coupon rate will increase with every ratings downgrade and decrease with every ratings upgrade. The coupon rate stated is the rate as of December 31, 2005.
3The coupon rate is a floating rate and is subject to change quarterly. The coupon rate stated is the rate as of December 31, 2005.
4Credit ratings from S&P (unaudited).
5Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $1,330,450, or 0.8%, of the Series' net assets as of December 31, 2005.
6Security purchased on a forward commitment or when-issued basis. TBA - to be announced.

The accompanying notes are an integral part of the financial statements.

10


Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost, $255,536,078) (Note 2)	$254,882,106
Interest receivable	1,425,571
Receivable for fund shares sold	141,649
Dividends receivable	12,604

TOTAL ASSETS	256,461,930

LIABILITIES:

Accrued management fees (Note 3)	116,837
Accrued fund accounting and transfer agent fees (Note 3)	15,851
Accrued Chief Compliance Officer service fees (Note 3)	286
Payable for purchases of delayed delivery securities (Note 2)	80,677,317
Audit fees payable	27,400
Registration and filing fees	18,202
Payable for fund shares repurchased	5,484
Other payables and accrued expenses	6,462

TOTAL LIABILITIES	80,867,839

TOTAL NET ASSETS	$175,594,091

NET ASSETS CONSIST OF:

Capital stock	$177,520
Additional paid-in-capital	177,321,396
Undistributed net investment income	30,076
Accumulated net realized loss on investments	(1,280,929)
Net unrealized depreciation on investments	(653,972)

TOTAL NET ASSETS	$175,594,091

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($175,594,091/17,751,966 shares)	$9.89

The accompanying notes are an integral part of the financial statements.

11


Statement of Operations

For the Period April 21, 2005 (commencement of operations) to December 31, 2005

INVESTMENT INCOME:

Interest	$4,694,213
Dividends	93,142

Total Investment Income	4,787,355

EXPENSES:

Management fees (Note 3)	835,800
Fund accounting and transfer agent fees (Note 3)	130,787
Directors' fees (Note 3)	5,977
Chief Compliance Officer service fees (Note 3)	3,335
Custodian fees	20,300
Miscellaneous	60,227

Total Expenses	1,056,426

NET INVESTMENT INCOME	3,730,929

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments	(1,280,929)
Net change in unrealized depreciation on investments	(653,972)

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS	(1,934,901)

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$1,796,028

The accompanying notes are an integral part of the financial statements.

12


Statement of Changes in Net Assets

For the Period
4/21/05[1] to 12/31/05

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,730,929
Net realized loss on investments	(1,280,929)
Net change in unrealized depreciation on investments	(653,972)

Net increase from operations	1,796,028

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(3,700,853)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	177,498,916

Net increase in net assets	175,594,091

NET ASSETS:

Beginning of period	-

End of period (including undistributed net investment income of
$30,076)	$175,594,091

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

13


Financial Highlights

For the Period
4/21/05[1] to 12/31/05

Per share data (for a share outstanding throughout
the period):

Net asset value - Beginning of period	$10.00

Income(loss) from investment operations:
Net investment income	0.22
Net realized and unrealized loss on investments	(0.12)

Total from investment operations	0.10

Less distributions to shareholders:
From net investment income	(0.21)

Net asset value - End of period	$9.89

Total return[2]	1.04%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.88%[3]
Net investment income	3.12%[3]

Portfolio turnover	290%

Net assets - End of period (000's omitted)	$ 175,594

1Commencement of operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.
3Annualized.

The accompanying notes are an integral part of the financial statements.

14


Notes to Financial Statements

1.	ORGANIZATION

Core Plus Bond Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total returns by investing primarily in corporate fixed income securities and pass-through securities.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 75 million have been designated as Core Plus Bond Series common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Debt securities, including government bonds, sovereign bonds, corporate bonds and mortgage-backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund’s pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily. Dividend income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses

15


Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation (continued)
represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment
The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities.

Restricted Securities
Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Distributions of Income and Gains
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts

16


Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications (continued)
that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.90% of average daily net assets each year. For the period April 21, 2005 (commencement of operations) to December 31, 2005, the Advisor did not waive its management fee or reimburse any expenses of the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the

17

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Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.	PURCHASES AND SALES OF SECURITIES

For the period April 21, 2005 (commencement of operations) to December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $84,694,791 and $14,090,496, respectively. Purchases and sales of United States Government securities, other than short-term securities, were $509,705,153 and $411,333,458, respectively.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Plus Bond Series were:

	For the period 4/21/05 (commencement
	of operations) to 12/31/05

	Shares	Amount

Sold	18,018,997	$180,249,999
Reinvested	366,846	3,613,437
Repurchased	(633,877)	(6,364,520)
Total	17,751,966	$177,498,916

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

18


Notes to Financial Statements

8. FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including Post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

For the Period 4/21/05
(commencement of
operations) to 12/31/05

Ordinary income	$3,700,853

For the period April 21, 2005 (commencement of operations) to December 31, 2005, the Series elected to defer $891,846 of capital losses attributable to Post-October losses.

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$255,536,078

Unrealized appreciation	$761,550
Unrealized depreciation	(1,415,522)

Net unrealized depreciation	$(653,972)
Undistributed ordinary income	30,076
Capital loss carryover	389,083

The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2013.

19


Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of Core Plus Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Bond Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period April 21, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

20


Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

21


Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22


Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

23


Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

24

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[This page intentionally left blank]

25

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Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                   1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site                 http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                   1-800-466-3863
On the SEC’s web site                             http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                  1-800-466-3863
On the SEC’s web site                            http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                   1-800-466-3863
On the SEC’s web site                             http://www.sec.gov
On the Advisor’s web site                     http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

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Exeter Fund, Inc.
Annual Report
December 31, 2005
Ohio Tax Exempt Series


Management Discussion and Analysis (unaudited)

Dear Shareholders:

While investing is definitely not child’s play, it is sometimes useful to draw upon one’s childhood experiences when looking for analogies that best describe what has occurred in the financial markets. In 2005, the most appropriate analogy as far as the fixed income markets, including the municipal market, were concerned, would have been the “teeter-totter”. Its movements, one side rising while the other side falls, aptly describe what happened to the change in the shape of the municipal yield curve, and that change was the key determinant of the various investment performances within the municipal market.

At the start of the year, short-term municipal yields were relatively low (medium quality general obligation bonds were yielding about 2.20%), while long-term yields were substantially higher (medium quality government obligation bonds were yielding about 4.85%). At the end of the year, short-term interest rates had moved up quite dramatically (up to about 3.35%) but long-term interest rates had actually drifted lower (down to about 4.60%). It was as if a fulcrum had been placed somewhere between the 10 and 15 year maturities and the yields on those securities with shorter maturities had “teetered” up, while the yields of securities with longer maturities had actually “tottered” down.

The increase in short-term rates reflected the tighter monetary policies that the Federal Reserve (the “Fed”) started to put in place in June of 2004 and which the Fed continued to implement throughout all of 2005. The Fed “tightens” monetary policy by pulling reserves out of the banking system, thereby causing the overnight lending rate that banks charge each other to rise. The overnight rate is referred to as the Fed Funds rate. Increasing or decreasing reserves is the mechanism that the Fed uses to target the Fed Funds rate. In 2005, the Fed withdrew reserves, thereby increasing the “targeted” Fed Funds rate, on eight separate occasions. Each time the target was increased by 25 basis points (0.25%). Short-term interest rates across all market sectors, including the municipal market, rose in tandem.

Given the improvements in the economic environment, the Fed began its tightening policy in an effort to unwind what were universally considered to be “accommodative” monetary policies. As the economy continued to grow over the next 18 months (the second half of 2004 and all of 2005) the Fed continued to tighten. During the second half of 2005, although the core rate of inflation remained relatively stable, the sizable increases in energy prices pushed up the overall rate of inflation, which gave the Fed an additional reason to push up short-term interest rates.

Longer-term interest rates are driven to a greater degree by investors’ expectations about the future course of inflation. The fact that the core rate of inflation (i.e. inflation less the volatile effects of food and energy prices) barely budged in 2005 in conjunction with the Fed acting in a proactive (i.e. before inflation accelerated) rather than reactive fashion, allowed long-term fixed income investors to remain relatively sanguine about the risk of inflation. That, along with a limited number of higher yielding investment alternatives, made longer-term fixed income securities relatively attractive, which caused long-term yields to remain steady. Yields on long-term municipal bonds were also aided by the fact that federal income tax rates remained unchanged in 2005, allowing municipal bonds to remain the best tax-shielding game in town.

The teeter-totter action of the yield curve caused the various municipal market indices to behave differently. The shortest index, which measures municipal bonds with maturities of 1-3 years, posted a total return of 1.41%; intermediate municipal bonds, the benchmark for our Series, returned 1.87%, while longer-term muni bonds did more than twice as well, posting a return of 3.94%.

1

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Management Discussion and Analysis (unaudited)

The Ohio Tax Exempt Series outperformed its benchmark in 2005 with a return of 2.85%. The relative outperformance reflected the slightly “barbelled” nature of the series; a “barbelled” portfolio focuses its positions in very short-term securities and longer-term securities. Those securities did well in 2005 compared to intermediate-term securities, hence the strong relative comparison. The performance is even more encouraging when taking into account that the Series invests almost exclusively in the highest quality municipal securities, which carry lower yields.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

2

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Performance Update as of December 31, 2005 (unaudited)

	Average Annual Total Returns
	As of December 31, 2005

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Exeter Fund, Inc. - Ohio Tax Exempt Series[2]	2.85%	4.53%	4.54%	4.63%

Merrill Lynch Intermediate Municipal Bond Index[3]	1.87%	5.11%	5.35%	5.34%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Ohio Tax Exempt Series from its inception1 (2/14/94) to present (12/31/05) to the Merrill Lynch Intermediate Municipal Bond Index.

<graphic>
<line graph>

Data for line graph to follow:

	Exeter Fund, Inc.	Merrill Lynch
Date	Ohio Tax Exempt Series	Intermediate Municipal Bond Index

2/14/94	$10,000	$10,000
12/94	9,377	9,709
12/95	10,985	11,009
12/96	11,331	11,520
12/97	12,228	12,406
12/98	12,882	13,183
12/99	12,229	13,182
12/00	13,721	14,453
12/01	14,294	15,197
12/02	15,470	16,789
12/03	16,124	17,597
12/04	16,652	18,203
12/31/05	17,127	18,543

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of over 6,000 municipal bonds issued across the United States. The Index is comprised of investment grade securities. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

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Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$1,005.00	$4.30
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.92	$4.33

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

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Portfolio Composition as of December 31, 2005 (unaudited)

<graphic>
<pie chart>

Bond Types1

General Obligation Bonds	89.7%
Revenue Bonds	8.6%
Cash, short-term investments, and other assets, less liabilities	1.7%

1As a percentage of net assets.

<graphic>
<pie chart>

Credit Quality Ratings2,3

Aaa	88.0%
Aa	10.3%
Unrated investments, such as cash, short-term investments, and other assets, less liabilities	1.7%

2As a percentage of net assets.
3Based on ratings from Moody's, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series' investment policies.

5


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
OHIO MUNICIPAL SECURITIES - 98.3%

Amherst Exempt Village School District, G.O. Bond, FGIC, 4.75%, 12/1/2010	Aaa	$200,000	$211,620
Bedford Heights, G.O. Bond, Series A, AMBAC, 5.65%, 12/1/2014	Aaa	50,000	54,098
Big Walnut Local School District, Delaware County, School Facilities Construction & Impt.,
G.O. Bond, FSA, 4.50%, 12/1/2029	Aaa	200,000	200,576
Canal Winchester Local School District, G.O. Bond, MBIA, 5.00%, 12/1/2025	Aaa	355,000	375,760
Chagrin Falls Exempt Village School District, Prerefunded Balance, G.O. Bond,
5.55%, 12/1/2022	Aa3	100,000	105,164
Chillicothe Water System, Revenue Bond, MBIA, 4.00%, 12/1/2009	Aaa	125,000	127,741
Cincinnati, Various Purposes, G.O. Bond, Series A, 5.00%, 12/1/2011	Aa1	200,000	215,300
Cleveland Heights & University Heights County School District,
Library Impt., G.O. Bond, 5.125%, 12/1/2026	Aa3	200,000	212,854
Cleveland Waterworks, Prerefunded Balance, Revenue Bond, Series I,
FSA, 5.00%, 1/1/2028	Aaa	110,000	114,712
Cleveland Waterworks, Unrefunded Balance, Revenue Bond, Series I,
FSA, 5.00%, 1/1/2028	Aaa	155,000	159,628
Delaware City School District, Prerefunded Balance, G.O. Bond, FSA, 5.00%, 12/1/2025	Aaa	200,000	211,162
Delaware City School District, Unrefunded Balance, G.O. Bond, FSA, 5.00%, 12/1/2025	Aaa	100,000	103,842
Dublin City School District, School Facilities Construction & Impt.,
G.O. Bond, 5.375%, 12/1/2017	Aa1	350,000	381,031
Eaton City School District, G.O. Bond, FGIC, 5.00%, 12/1/2029	Aaa	200,000	209,032
Erie County, G.O. Bond, FGIC, 4.75%, 10/1/2019	Aaa	175,000	180,082
Euclid, G.O. Bond, MBIA, 4.25%, 12/1/2023	Aaa	465,000	458,099
Fairfield County, Building Impt., G.O. Bond, 5.00%, 12/1/2018	Aa3	250,000	265,625
Field Local School District, School Facilities Construction & Impt., G.O. Bond,
AMBAC, 5.00%, 12/1/2026	Aaa	200,000	211,378
Garfield Heights City School District, School Impt., G.O. Bond, MBIA, 5.00%, 12/15/2026	Aaa	250,000	259,640
Genoa Area Local School District, G.O. Bond, FGIC, 5.40%, 12/1/2027	Aaa	150,000	161,652
Greene County Sewer System, Governmental Enterprise, Prerefunded Balance, Revenue
Bond, AMBAC, 5.625%, 12/1/2025	Aaa	235,000	259,734
Hancock County, Various Purposes, G.O. Bond, MBIA, 4.00%, 12/1/2016	Aaa	200,000	200,842

The accompanying notes are an integral part of the financial statements.

6


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

OHIO MUNICIPAL SECURITIES (continued)
Highland Local School District, School Impt., G.O. Bond, FSA, 5.00%, 12/1/2009	Aaa	$190,000	$200,940
Hilliard School District, Prerefunded Balance, G.O. Bond, Series A, FGIC,
5.00%, 12/1/2020	Aaa	225,000	230,724
Jackson Local School District, Stark & Summit Counties, G.O. Bond, FGIC,
3.50%, 12/1/2011	Aaa	210,000	209,385
Jackson Local School District, Stark & Summit Counties, Construction & Impt.,
G.O. Bond, FGIC, 5.00%, 12/1/2030	Aaa	200,000	209,508
Licking County Joint Vocational School District, School Facilities Construction & Impt.,
G.O. Bond, MBIA, 5.00%, 12/1/2007	Aaa	500,000	515,885
Licking Heights Local School District, School Facilities Construction & Impt., G.O. Bond,
Series A, MBIA, 5.00%, 12/1/2022	Aaa	250,000	265,817
Lorain City School District, Classroom Facilities Impt., G.O. Bond, MBIA, 4.75%, 12/1/2025	Aaa	400,000	411,712
Loveland City School District, Prerefunded Balance, G.O. Bond, Series A, MBIA,
5.00%, 12/1/2024	Aaa	200,000	213,396
Mansfield City School District, Various Purposes, Prerefunded Balance, G.O. Bond,
MBIA, 5.75%, 12/1/2022	Aaa	250,000	273,450
Marysville Exempt Village School District, G.O. Bond, FSA, 5.00%, 12/1/2023	Aaa	500,000	531,745
Maumee, G.O. Bond, MBIA, 4.125%, 12/1/2018	Aaa	375,000	375,353
Maumee City School District, School Facilities Construction & Impt., G.O. Bond,
FSA, 4.60%, 12/1/2031	Aaa	260,000	261,123
Medina City School District, G.O. Bond, FGIC, 5.00%, 12/1/2018	Aaa	150,000	155,978
Mentor, Prerefunded Balance, G.O. Bond, 5.25%, 12/1/2017	Aa2	100,000	103,578
Minster Local School District, G.O. Bond, FSA, 4.25%, 12/1/2018	AAA[2]	250,000	251,575
Mississinawa Valley Local School District, Classroom Facilities, G.O. Bond, FSA,
5.75%, 12/1/2022	Aaa	205,000	229,348
North Olmsted, G.O. Bond, AMBAC, 5.00%, 12/1/2016	Aaa	125,000	129,670
Northwood Local School District, G.O. Bond, AMBAC, 5.55%, 12/1/2006	Aaa	65,000	66,385
Ohio State, Common Schools Capital Facilities, Prerefunded Balance, G.O. Bond,
Series A, 4.75%, 6/15/2020	Aa1	250,000	263,363
Ohio State, Infrastructure Impt., Prerefunded Balance, G.O. Bond, 5.20%, 8/1/2010	Aa1	50,000	51,961
Ohio State Turnpike Commission, Prerefunded Balance, Revenue Bond, Series A,
MBIA, 5.70%, 2/15/2017	Aaa	125,000	127,858
Ohio State Water Development Authority, Fresh Water, Prerefunded Balance, Revenue
Bond, FSA, 5.125%, 12/1/2023	Aaa	300,000	315,489

The accompanying notes are an integral part of the financial statements.

7


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

OHIO MUNICIPAL SECURITIES (continued)
Ohio State Water Development Authority, Pollution Control,
Revenue Bond, 5.25%, 12/1/2015	Aaa	$200,000	$223,126
Ohio State Water Development Authority, Pure Water,
Revenue Bond, Series I, AMBAC, 6.00%, 12/1/2016	Aaa	40,000	45,127
Ontario Local School District, Prerefunded Balance, G.O. Bond, FSA, 5.00%, 12/1/2023	Aaa	350,000	369,534
Orange City School District, G.O. Bond, 5.00%, 12/1/2023	Aaa	305,000	319,472
Painesville City School District, School Impt., G.O. Bond, FGIC, 4.50%, 12/1/2025	Aaa	170,000	171,238
Plain Local School District, G.O. Bond, FGIC, 5.00%, 12/1/2025	Aaa	315,000	329,761
Plain Local School District, G.O. Bond, FGIC, 5.00%, 12/1/2029	Aaa	225,000	233,489
Plain Local School District, G.O. Bond, FGIC, 5.00%, 12/1/2030	Aaa	140,000	145,984
Sidney City School District, School Impt., G.O. Bond,
Series B, FGIC, 5.10%, 12/1/2019	Aaa	150,000	160,800
South-Western City School District, Franklin & Pickway County, G.O. Bond,
AMBAC, 4.75%, 12/1/2026	Aaa	175,000	177,303
Tallmadge City School District, School Facilities, G.O. Bond, FSA, 5.00%, 12/1/2031	AAA[2]	200,000	209,480
Tecumseh Local School District, School Impt., G.O. Bond, FGIC, 4.75%, 12/1/2027	Aaa	195,000	199,984
Troy City School District, School Impt., G.O. Bond, FSA, 4.00%, 12/1/2014	Aaa	250,000	253,500
Twinsburg Local School District, Prerefunded Balance, G.O. Bond, FGIC, 5.90%, 12/1/2021	Aaa	325,000	339,050
Upper Arlington City School District, Capital Appreciation, Prerefunded Balance, G.O.
Bond, MBIA, 5.25%, 12/1/2022	Aaa	255,000	262,058
Van Buren Local School District, School Facilities Construction & Impt., G.O. Bond,
FSA, 5.25%, 12/1/2016	Aaa	300,000	323,184
Van Wert City School District, School Impt., G.O. Bond, FGIC, 5.00%, 12/1/2020	Aaa	500,000	529,325
Vandalia, G.O. Bond, AMBAC, 5.00%, 12/1/2015	Aaa	235,000	255,102
Washington Court House City School District, School Impt., G.O. Bond,
FGIC, 5.00%, 12/1/2029	Aaa	500,000	526,765
Westerville City School District, G.O. Bond, MBIA, 5.00%, 12/1/2027	Aaa	200,000	206,794
Wood County, G.O. Bond, 5.40%, 12/1/2013	Aa3	50,000	50,059
Wyoming City School District, Prerefunded Balance, G.O. Bond, Series B, FGIC,
5.15%, 12/1/2027	Aaa	300,000	317,985

TOTAL OHIO MUNICIPAL SECURITIES
(Identified Cost $15,239,506)			15,722,935

The accompanying notes are an integral part of the financial statements.

8


Investment Portfolio - December 31, 2005

		Value
	Shares	(Note 2)

SHORT-TERM INVESTMENTS - 1.6%
Dreyfus Municipal Reserves - Class R
(Identified Cost $250,254)	250,254	$250,254

TOTAL INVESTMENTS - 99.9%
(Identified Cost $15,489,760)		15,973,189

OTHER ASSETS, LESS LIABILITIES - 0.1%		15,249

NET ASSETS - 100%		$15,988,438

KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:
AMBAC (AMBAC Assurance Corp.)
FGIC (Financial Guaranty Insurance Co.)
FSA (Financial Security Assurance)
MBIA (MBIA, Inc.)
The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited)
2Credit ratings from S&P (unaudited)

The Series' portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: FGIC - 28.3%; MBIA - 25.5%; FSA - 23.3%.

The accompanying notes are an integral part of the financial statements.

9


Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost $15,489,760) (Note 2)	$15,973,189
Interest receivable	75,045
Dividends receivable	807

TOTAL ASSETS	16,049,041

LIABILITIES:

Accrued management fees (Note 3)	31,957
Accrued fund accounting and transfer agent fees (Note 3)	2,406
Accrued Chief Compliance Officer service fees (Note 3)	132
Audit fees payable	24,571
Other payables and accrued expenses	1,537

TOTAL LIABILITIES	60,603

TOTAL NET ASSETS	$15,988,438

NET ASSETS CONSIST OF:

Capital stock	$15,196
Additional paid-in-capital	15,378,754
Undistributed net investment income	100,444
Accumulated net realized gain on investments	10,615
Net unrealized appreciation on investments	483,429

TOTAL NET ASSETS	$15,988,438

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($15,988,438/1,519,599 shares)	$10.52

The accompanying notes are an integral part of the financial statements.

10


Statement of Operations

For the Year Ended December 31, 2005

INVESTMENT INCOME:

Interest	$676,180
Dividends	8,091

Total Investment Income	684,271

EXPENSES:

Management fees (Note 3)	75,966
Fund accounting and transfer agent fees (Note 3)	28,665
Directors' fees (Note 3)	7,661
Chief Compliance Officer service fees (Note 3)	5,326
Audit fees	24,550
Custodian fees	3,190
Miscellaneous	7,149

Total Expenses	152,507
Less reduction of expenses (Note 3)	(23,322)

Net Expenses	129,185

NET INVESTMENT INCOME	555,086

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain on investments	15,686
Net change in unrealized appreciation on investments	(145,892)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS	(130,206)

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$424,880

The accompanying notes are an integral part of the financial statements.

11


Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/05	12/31/04

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$555,086	$467,775
Net realized gain on investments	15,686	36,500
Net change in unrealized appreciation on
investments	(145,892)	(59,316)

Net increase from operations	424,880	444,959

DISTRIBUTIONS TO SHAREHOLDERS
(Note 8):

From net investment income	(519,425)	(591,068)
From net realized gain on investments	(10,188)	(17,784)

Total distributions to shareholders	(529,613)	(608,852)

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions
(Note 5)	1,973,214	2,191,949

Net increase in net assets	1,868,481	2,028,056

NET ASSETS:

Beginning of year	14,119,957	12,091,901

End of year (including undistributed net investment
income of $100,444 and $59,729, respectively)	$15,988,438	$14,119,957

The accompanying notes are an integral part of the financial statements.

12


Financial Highlights

	For the Years Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$10.59	$10.75	$10.74	$10.31	$10.29

Income (loss) from investment operations:
Net investment income	0.38	0.38	0.42	0.41	0.46
Net realized and unrealized gain (loss) on
investments	(0.08)	(0.04)	0.03	0.43	(0.03)

Total from investment operations	0.30	0.34	0.45	0.84	0.43

Less distributions to shareholders:
From net investment income	(0.36)	(0.49)	(0.39)	(0.40)	(0.41)
From net realized gain on investments	(0.01)	(0.01)	(0.05)	(0.01)	-

Total distributions to shareholders	(0.37)	(0.50)	(0.44)	(0.41)	(0.41)

Net asset value - End of year	$10.52	$10.59	$10.75	$10.74	$10.31

Total return[1]	2.85%	3.28%	4.23%	8.22%	4.18%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.65%	3.64%	3.91%	4.09%	4.27%

Portfolio turnover	9%	7%	14%	8%	9%

Net assets - End of year (000's omitted)	$15,988	$14,120	$12,092	$11,785	$9,833

*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. Ifvthese expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

0.15%	0.20%	0.59%	0.68%	0.74%

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the year.

The accompanying notes are an integral part of the financial statements.

13


Notes to Financial Statements

1. ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Ohio Tax Exempt Series common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily. Dividend income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

14


Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains
Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor waived fees of $23,322 for the year ended December 31, 2005, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

15


Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $3,444,935 and $1,378,609, respectively. There were no purchases or sales of United States Government securities.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Ohio Tax Exempt Series were:

	For the Year		For the Year
	Ended 12/31/05		Ended 12/31/04

	Shares	Amount	Shares	Amount
Sold	338,241	$3,578,039	272,911	$2,874,653
Reinvested	49,592	521,757	57,048	605,147
Repurchased	(201,117)	(2,126,582)	(122,075)	(1,287,851)
Total	186,716	$1,973,214	207,884	$2,191,949

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005.

16


Notes to Financial Statements

7.	CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/05	Ended 12/31/04

Ordinary income	$-	$25,550
Tax exempt income	519,425	565,518
Long-term capital gains	10,188	17,784

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended December 31, 2005. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2005.

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$15,465,795

Unrealized appreciation	$546,515
Unrealized depreciation	(39,121)

Net unrealized appreciation	$507,394
Undistributed tax exempt income	71,625
Undistributed ordinary income	4,854
Undistributed long-term capital gains	10,615

17

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ohio Tax Exempt Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

18


Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

19


Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

20


Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

21


Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

22


Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                         1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site                       http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                        1-800-466-3863
On the SEC’s web site                                  http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                        1-800-466-3863
On the SEC’s web site                                  http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                      1-800-466-3863
On the SEC’s web site                                http://www.sec.gov
On the Advisor’s web site                         http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

23


Exeter Fund, Inc.
Annual Report
December 31, 2005
New York Tax Exempt Series


Management Discussion and Analysis (unaudited)

Dear Shareholders:

While investing is definitely not child’s play, it is sometimes useful to draw upon one’s childhood experiences when looking for analogies that best describe what has occurred in the financial markets. In 2005, the most appropriate analogy as far as the fixed income markets, including the municipal market, were concerned, would have been the “teeter- totter”. Its movements, one side rising while the other side falls, aptly describe what happened to the change in the shape of the municipal yield curve, and that change was the key determinant of the various investment performances within the municipal market.

At the start of the year, short-term municipal yields were relatively low (medium quality general obligation bonds were yielding about 2.20%), while long-term yields were substantially higher (medium quality government obligation bonds were yielding about 4.85%). At the end of the year, short-term interest rates had moved up quite dramatically (up to about 3.35%) but long-term interest rates had actually drifted lower (down to about 4.60%). It was as if a fulcrum had been placed somewhere between the 10 and 15 year maturities and the yields on those securities with shorter maturities that had “teetered” up, while the yields of securities with longer maturities had actually “tottered” down.

The increase in short-term rates reflected the tighter monetary policies that the Federal Reserve (the “Fed”) started to put in place in June of 2004 and which the Fed continued to implement throughout all of 2005. The Fed “tightens” monetary policy by pulling reserves out of the banking system, thereby causing the overnight lending rate that banks charge each other to rise. The overnight rate is referred to as the Fed Funds rate. Increasing or decreasing reserves is the mechanism that the Fed uses to target the Fed Funds rate. In 2005, the Fed withdrew reserves, thereby increasing the “targeted” Fed Funds rate, on eight separate occasions. Each time the target was increased by 25 basis points (0.25%). Short-term interest rates across all market sectors, including the municipal market, rose in tandem.

Given the improvements in the economic environment, the Fed began its tightening policy in an effort to unwind what were universally considered to be “accommodative” monetary policies. As the economy continued to grow over the next 18 months (the second half of 2004 and all of 2005) the Fed continued to tighten. During the second half of 2005, although the core rate of inflation remained relatively stable, the sizable increases in energy prices pushed up the overall rate of inflation, which gave the Fed an additional reason to push up short-term interest rates.

Longer-term interest rates are driven to a greater degree by investors’ expectations about the future course of inflation. The fact that the core rate of inflation (i.e. inflation less the volatile effects of food and energy prices) barely budged in 2005 in conjunction with the Fed acting in a proactive (i.e. before inflation accelerated) rather than reactive fashion, allowed long-term fixed income investors to remain relatively sanguine about the risk of inflation. That, along with a limited number of higher yielding investment alternatives, made longer-term fixed income securities relatively attractive, which caused long-term yields to remain steady. Yields on long-term municipal bonds were also aided by the fact that federal income tax rates remained unchanged in 2005, allowing municipal bonds to remain the best tax-shielding game in town.

The teeter-totter action of the yield curve caused the various municipal market indices to behave differently. The shortest index, which measures municipal bonds with maturities of 1-3 years, posted a total return of 1.41%; intermediate municipal bonds, the benchmark for our Series, returned 1.87%, while longer-term muni bonds did more than twice as well, posting a return of 3.94%.

1


Management Discussion and Analysis (unaudited)

The New York Tax Exempt Series outperformed its benchmark in 2005 with a return of 2.33%. The relative outperformance reflected the slightly “barbelled” nature of the series; a “barbelled” portfolio focuses its positions in very short-term securities and longer-term securities. Those securities did well in 2005 compared to intermediate-term securities, hence the strong relative comparison. The performance is even more encouraging when taking into account that the Series invests almost exclusively in the highest quality municipal securities, which carry lower yields.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

2


Performance Update as of December 31, 2005 (unaudited)

	Average Annual Total Returns
	As of December 31, 2005

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Exeter Fund, Inc. - New York Tax Exempt Series[2]	2.33%	4.53%	4.75%	4.69%

Merrill Lynch Intermediate Municipal Bond Index[3]	1.87%	5.11%	5.35%	5.31%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception1 (1/17/94) to present (12/31/05) to the Merrill Lynch Intermediate Municipal Bond Index.

<graphic>
<line graph>

Data for line graph to follow:

	Exeter Fund, Inc.	Merrill Lynch
Date	New York Tax Exempt Series	Intermediate Municipal Bond Index

1/17/94	$10,000	$10,000
12/94	9,318	9,719
12/95	10,882	11,020
12/96	11,243	11,532
12/97	12,180	12,419
12/98	12,853	13,197
12/99	12,349	13,196
12/00	13,861	14,468
12/01	14,410	15,213
12/02	15,823	16,807
12/03	16,441	17,616
12/04	16,906	18,222
12/31/05	17,300	18,563

1Performance numbers for the Series and Index are calculated from January 17, 1994, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of over 6,000 municipal bonds issued across the United States. The Index is comprised of investment grade securities. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

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Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$1,003.60	$3.59
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.63	$3.62

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

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Portfolio Composition as of December 31, 2005 (unaudited)

<graphic>
<pie chart>

Bond Types1

Certificate of Participation	0.3%
General Obligation Bonds	64.2%
Revenue Bonds	31.1%
Cash, short-term investments, and other assets, less liabilities	4.4%

1As a percentage of net assets.

<graphic>
<pie chart>

Credit Quality Ratings2,3

Aaa	89.4%
Aa	5.8%
Baa	0.4%
Unrated investments, such as cash, short-term investments, and other assets, less liabilities	4.4%

2As a percentage of net assets.
3Based on ratings from Moody's, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series' investment policies.

5


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES - 95.6%

Amherst, Public Impt., G.O. Bond, FGIC, 4.625%, 3/1/2007	Aaa	$200,000	$203,176
Arlington Central School District, G.O. Bond, MBIA, 4.625%, 12/15/2024	Aaa	845,000	863,041
Arlington Central School District, G.O. Bond, MBIA, 4.625%, 12/15/2025	Aaa	365,000	372,176
Auburn City School District, G.O. Bond, FGIC, 4.55%, 12/1/2006	Aaa	385,000	389,535
Bayport-Blue Point Union Free School District, G.O. Bond, FGIC, 5.60%, 6/15/2012	Aaa	250,000	257,605
Beacon City School District, G.O. Bond, MBIA, 5.60%, 7/15/2019	Aaa	500,000	541,835
Brighton Central School District, G.O. Bond, FSA, 5.40%, 6/1/2012	Aaa	250,000	257,132
Brookhaven, Public Impt., G.O. Bond, FGIC, 4.00%, 5/1/2023	Aaa	900,000	854,514
Brookhaven, Public Impt., G.O. Bond, FGIC, 4.00%, 5/1/2024	Aaa	815,000	768,341
Broome County, Public Safety Facility, Certificate of Participation, MBIA, 5.00%, 4/1/2006	Aaa	250,000	251,027
Buffalo, Prerefunded Balance, G.O. Bond, Series A, AMBAC, 5.20%, 2/1/2010	Aaa	250,000	259,662
Buffalo Municipal Water Finance Authority, Water Systems, Prerefunded Balance, Revenue
Bond, Series A, FGIC, 5.00%, 7/1/2028	Aaa	750,000	787,852
Cattaraugus County, Public Impt., G.O. Bond, AMBAC, 5.00%, 8/1/2007	Aaa	300,000	308,076
Chautauqua County, Public Impt., G.O. Bond, Series B, MBIA, 4.50%, 12/15/2018	Aaa	485,000	505,462
Clyde-Savannah Central School District, G.O. Bond, FGIC, 5.00%, 6/1/2013	Aaa	500,000	541,420
Colonie, G.O. Bond, MBIA, 5.20%, 8/15/2008	Aaa	100,000	102,233
Dryden Central School District, G.O. Bond, FSA, 5.50%, 6/15/2011	Aaa	200,000	203,756
Dutchess County New York, G.O. Bond, MBIA, 4.00%, 12/15/2016	Aaa	675,000	681,581
East Aurora Union Free School District, G.O. Bond, FGIC, 5.20%, 6/15/2011	Aaa	300,000	305,637
Eastchester, Public Impt., G.O. Bond, Series B, FSA, 4.90%, 10/15/2011	Aaa	385,000	394,406
Ellenville Central School District, G.O. Bond, FSA, 5.375%, 5/1/2009	Aaa	210,000	215,647
Ellenville Central School District, G.O. Bond, AMBAC, 5.70%, 5/1/2011	Aaa	700,000	734,307

The accompanying notes are an integral part of the financial statements.

6


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
Erie County, Prerefunded Balance, G.O. Bond, Series B, FGIC, 5.50%, 6/15/2009	Aaa	$100,000	$101,507
Erie County, Prerefunded Balance, G.O. Bond, Series B, FGIC, 5.50%, 6/15/2025	Aaa	400,000	406,028
Erie County, Public Impt., G.O. Bond, Series A, FGIC, 4.00%, 3/15/2006	Aaa	1,500,000	1,502,520
Erie County, Public Impt., G.O. Bond, Series A, FGIC, 5.00%, 9/1/2014	Aaa	500,000	537,560
Erie County, Public Impt., G.O. Bond, Series A, FGIC, 4.75%, 10/1/2016	Aaa	550,000	572,698
Fairport Central School District, G.O. Bond, FSA, 5.00%, 6/1/2019	Aaa	500,000	534,335
Franklin Square Union Free School District, G.O. Bond, FGIC, 5.00%, 1/15/2021	Aaa	520,000	548,132
Freeport, G.O. Bond, Series A, FGIC, 4.00%, 1/15/2014	Aaa	540,000	547,544
Greece Central School District, G.O. Bond, FSA, 4.60%, 6/15/2018	Aaa	180,000	185,355
Hamburg Central School District, G.O. Bond, FGIC, 5.375%, 6/1/2014	Aaa	600,000	629,082
Hempstead Town, Prerefunded Balance, G.O. Bond, Series B, FGIC, 5.625%, 2/1/2010	AAA[2]	35,000	35,767
Hempstead Town, Unrefunded Balance, G.O. Bond, Series B, FGIC, 5.625%, 2/1/2010	Aaa	165,000	168,623
Huntington, G.O. Bond, MBIA, 5.875%, 9/1/2009	Aaa	45,000	45,643
Islip, Public Impt., G.O. Bond, FGIC, 5.375%, 6/15/2015	Aaa	1,555,000	1,683,256
Jamesville-Dewitt Central School District, G.O. Bond, AMBAC, 5.75%, 6/15/2009	Aaa	420,000	452,852
Johnson City Central School District, G.O. Bond, FGIC, 4.25%, 6/15/2024	Aaa	500,000	488,725
Johnson City Central School District, G.O. Bond, FGIC, 4.375%, 6/15/2028	Aaa	1,000,000	982,570
Johnson City Central School District, G.O. Bond, FGIC, 4.375%, 6/15/2030	Aaa	985,000	966,837
Le Roy Central School District, G.O. Bond, FGIC, 0.10%, 6/15/2008	Aaa	350,000	321,993
Longwood Central School District at Middle Island, G.O. Bond, FSA, 5.00%, 6/15/2017	Aaa	250,000	264,763
Longwood Central School District at Middle Island, G.O. Bond, FSA, 5.00%, 6/15/2018	Aaa	250,000	264,763
Metropolitan Transportation Authority, Service Contract, Revenue Bond,
Series B, FGIC, 5.50%, 7/1/2011	Aaa	1,000,000	1,097,220
Metropolitan Transportation Authority, Transportation Facilities, Prerefunded Balance, Revenue
Bond, Series B, AMBAC, 5.00%, 7/1/2018	Aaa	1,500,000	1,617,495

The accompanying notes are an integral part of the financial statements.

7


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bond, Series A,
MBIA, 5.00%, 11/15/2030	Aaa	$750,000	$779,520
Monroe County, Water Impt., G.O. Bond, 5.25%, 2/1/2017	Baa1	320,000	326,474
Monroe County, Public Impt., G.O. Bond, AMBAC, 4.125%, 6/1/2020	Aaa	1,000,000	990,850
Monroe County Water Authority, Revenue Bond, 5.00%, 8/1/2019	Aa3	1,700,000	1,779,305
Mount Morris Central School District, G.O. Bond, FGIC, 4.125%, 6/15/2013	Aaa	790,000	812,942
Nassau County, Combined Sewer Districts, G.O. Bond, Series F, MBIA,
5.35%, 7/1/2008	Aaa	1,500,000	1,570,710
Nassau County, General Impt., G.O. Bond, Series C, FSA, 5.125%, 1/1/2014	Aaa	500,000	536,925
Nassau County, General Impt., G.O. Bond, Series U, AMBAC, 5.25%, 11/1/2014	Aaa	335,000	347,037
Nassau County, General Impt., G.O. Bond, Series V, AMBAC, 5.25%, 3/1/2015	Aaa	385,000	401,224
Nassau County Interim Financial Authority, Sales Tax Secured, Revenue Bond,
Series A, AMBAC, 4.75%, 11/15/2023	Aaa	1,000,000	1,030,420
New Hyde Park Garden City Park District, Union Free School District, G.O. Bond,
FSA, 4.125%, 6/15/2023	Aaa	200,000	193,368
New Hyde Park Garden City Park District, Union Free School District, G.O. Bond,
FSA, 4.125%, 6/15/2024	Aaa	250,000	240,725
New York, G.O. Bond, Series I, MBIA, 5.00%, 5/15/2028	Aaa	1,900,000	1,967,298
New York, G.O. Bond, Series K, FSA, 5.375%, 8/1/2020	Aaa	1,000,000	1,068,330
New York City Municipal Water Finance Authority, Revenue Bond,
Series E, FGIC, 5.00%, 6/15/2026	Aaa	750,000	776,760
New York City, G.O. Bond, Series A, CIFG, 5.00%, 8/1/2024	Aaa	1,000,000	1,051,270
New York City Municipal Water Finance Authority, Water & Sewer Systems,
Revenue Bond, Series B, FGIC, 5.125%, 6/15/2030	Aaa	2,000,000	2,062,100
New York City Municipal Water Finance Authority, Water & Sewer Systems,
Revenue Bond, Series A, AMBAC, 5.00%, 6/15/2035	Aaa	750,000	778,335
New York City Transitional Finance Authority, Prerefunded Balance, Revenue Bond,
Series A, 5.50%, 2/15/2011	Aa1	1,000,000	1,089,660
New York State, G.O. Bond, Series A, 4.60%, 3/15/2013	Aa3	475,000	497,691
New York State, Prerefunded Balance, G.O. Bond, Series B, 5.125%, 3/1/2018	Aa3	1,000,000	1,048,190
New York State, G.O. Bond, Series C, FSA, 5.00%, 4/15/2012	AAA[2]	700,000	754,740

The accompanying notes are an integral part of the financial statements.

8

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Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
New York State, Prerefunded Balance, G.O. Bond, Series D, AMBAC, 5.00%, 7/15/2015	Aaa	$500,000	$525,505
New York State Dormitory Authority, Columbia University,
Revenue Bond, Series A, 5.00%, 7/1/2025	Aaa	500,000	524,585
New York State Environmental Facilities Corp., Clean Water & Drinking,
Revenue Bond, MBIA, 5.00%, 6/15/2021	Aaa	600,000	633,840
New York State Environmental Facilities Corp., Clean Water & Drinking,
Revenue Bond, Series B, 5.00%, 6/15/2027	Aaa	1,000,000	1,041,380
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Series B, 6.65%, 9/15/2013	Aaa	250,000	253,638
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Series E, MBIA, 5.00%, 6/15/2012	Aaa	200,000	206,422
New York State Environmental Facilities Corp., Pollution Control,
Prerefunded Balance, Revenue Bond, Series A, 4.65%, 6/15/2007	Aaa	135,000	138,513
New York State Environmental Facilities Corp., Pollution Control,
Unrefunded Balance, Revenue Bond, Series A, 4.65%, 6/15/2007	Aaa	115,000	117,211
New York State Environmental Facilities Corp., Pollution Control,
Unrefunded Balance, Revenue Bond, Series B, 5.20%, 5/15/2014	Aaa	440,000	482,390
New York State Environmental Facilities Corp., Pollution Control,
Prerefunded Balance, Revenue Bond, Series A, 5.20%, 6/15/2015	Aaa	225,000	231,413
New York State Environmental Facilities Corp., Pollution Control,
Unrefunded Balance, Revenue Bond, Series A, 5.20%, 6/15/2015	Aaa	25,000	25,717
New York State Housing Finance Agency, State University
Construction, Revenue Bond, Series A, 8.00%, 5/1/2011	Aaa	250,000	286,510
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance,
Revenue Bond, Series A, FGIC, 5.50%, 4/1/2015	Aaa	320,000	353,763
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance,
Revenue Bond, Series A, AMBAC, 5.25%, 4/1/2017	Aaa	555,000	579,220
New York State Thruway Authority, Revenue Bond,
Series F, AMBAC, 5.00%, 1/1/2026	Aaa	340,000	358,649
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance,
Revenue Bond, Series B, MBIA, 5.25%, 4/1/2016	Aaa	300,000	327,126
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series C, MBIA, 5.25%, 4/1/2011	Aaa	1,000,000	1,083,000
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series C, AMBAC, 5.00%, 4/1/2020	Aaa	750,000	791,085

The accompanying notes are an integral part of the financial statements.

9

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Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
New York State Thruway Authority, Personal Income Tax,
Revenue Bond, Series A, FSA, 5.00%, 3/15/2014	Aaa	$500,000	$537,635
New York State Thruway Authority, Personal Income Tax,
Revenue Bond, Series A, MBIA, 5.00%, 3/15/2016	Aaa	300,000	320,157
New York State Urban Development Corp., Revenue Bond, 5.375%, 7/1/2022	Aaa	400,000	412,096
New York State Urban Development Corp., Correctional Capital Facilities, Revenue Bond,
Series A, FSA, 5.25%, 1/1/2014	Aaa	500,000	544,030
Niagara Falls City School District, G.O. Bond, FSA, 4.375%, 9/15/2029	AAA[2]	885,000	874,008
Niagara County, G.O. Bond, Series B, MBIA, 5.20%, 1/15/2011	Aaa	400,000	404,216
North Hempstead, G.O. Bond, Series A, FGIC, 4.75%, 1/15/2023	Aaa	1,000,000	1,038,890
Norwich City School District, G.O. Bond, FSA, 5.00%, 6/15/2010	Aaa	250,000	266,020
Panama Central School District, G.O. Bond, FGIC, 5.00%, 6/15/2019	Aaa	595,000	632,824
Patchogue-Medford Union Free School District, G.O. Bond, Series A, FGIC, 3.50%, 7/1/2012	Aaa	805,000	800,371
Pavilion Central School District, G.O. Bond, FSA, 5.625%, 6/15/2018	Aaa	880,000	949,995
Phelps-Clifton Springs Central School District, G.O. Bond, Series B, MBIA, 5.00%, 6/15/2021	Aaa	850,000	908,956
Phelps-Clifton Springs Central School District, G.O. Bond, Series B, MBIA, 5.00%, 6/15/2022	Aaa	450,000	480,312
Ravena Coeymans Selkirk Central School District, G.O. Bond, FSA, 4.25%, 6/15/2014	Aaa	1,180,000	1,220,073
Rochester, G.O. Bond, AMBAC, 4.70%, 8/15/2006	Aaa	10,000	10,090
Rochester, Unrefunded Balance, G.O. Bond, AMBAC, 4.70%, 8/15/2006	Aaa	240,000	242,210
Rochester, G.O. Bond, Series A, AMBAC, 5.00%, 8/15/2020	Aaa	250,000	275,715
Rochester, G.O. Bond, Series A, AMBAC, 5.00%, 8/15/2022	Aaa	95,000	105,107
Rondout Valley Central School District, G.O. Bond, FSA, 5.375%, 3/1/2020	Aaa	500,000	542,750
Schenectady, G.O. Bond, MBIA, 5.30%, 2/1/2011	Aaa	250,000	259,938
Scotia Glenville Central School District, G.O. Bond, FGIC, 5.50%, 6/15/2020	Aaa	1,025,000	1,106,006
South Glens Falls Central School District, Prerefunded Balance,
G.O. Bond, FGIC, 5.375%, 6/15/2018	Aaa	605,000	650,363

The accompanying notes are an integral part of the financial statements.

10

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Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
South Glens Falls Central School District, Unrefunded Balance,
G.O. Bond, FGIC, 5.375%, 6/15/2018	Aaa	$95,000	$101,692
South Huntington Union Free School District, G.O. Bond, FGIC, 5.00%, 9/15/2016	Aaa	325,000	344,611
South Huntington Union Free School District, G.O. Bond, FGIC, 5.10%, 9/15/2017	Aaa	100,000	106,275
Steuben County, Public Impt., G.O. Bond, AMBAC, 5.60%, 5/1/2006	Aaa	500,000	503,790
Suffolk County, G.O. Bond, Series A, FGIC, 4.75%, 8/1/2019	Aaa	895,000	935,731
Suffolk County Water Authority, Revenue Bond, MBIA, 5.10%, 6/1/2009	Aaa	250,000	263,828
Suffolk County Water Authority, Prerefunded Balance, Revenue Bond, Series A,
AMBAC, 5.00%, 6/1/2017	Aaa	400,000	416,912
Sullivan County, Public Impt., G.O. Bond, MBIA, 5.125%, 3/15/2013	Aaa	330,000	330,508
Syracuse, Public Impt., G.O. Bond, Series C, AMBAC, 5.40%, 8/1/2017	Aaa	700,000	764,554
Syracuse, Public Impt., G.O. Bond, Series C, AMBAC, 5.50%, 8/1/2018	Aaa	850,000	931,974
Three Village Central School District, G.O. Bond, FSA, 5.375%, 6/15/2007	Aaa	230,000	236,737
Tompkins County, Public Impt., G.O. Bond, Series B,
5.10%, 4/1/2020	Aa2	400,000	409,676
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Revenue Bond,
Series A, MBIA, 4.75%, 1/1/2019	Aaa	300,000	319,365
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Revenue Bond,	Aaa
Series A, MBIA, 5.00%, 1/1/2032		1,695,000	1,827,769
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Revenue Bond,	Aaa
Series A, MBIA, 5.00%, 1/1/2032		305,000	315,050
Triborough Bridge & Tunnel Authority, Subordinate Bonds, Revenue Bond,
FGIC, 5.00%, 11/15/2032	Aaa	1,000,000	1,041,550
Warwick Valley Central School District, G.O. Bond, FSA, 5.60%, 1/15/2018	Aaa	575,000	628,015
Warwick Valley Central School District, G.O. Bond, FSA, 5.625%, 1/15/2022	Aaa	380,000	415,393
Wayne County, Public Impt., G.O. Bond, MBIA, 4.125%, 6/1/2024	Aaa	500,000	482,935
West Seneca Central School District, G.O. Bond, FSA, 5.00%, 5/1/2011	Aaa	300,000	321,522

The accompanying notes are an integral part of the financial statements.

11


Investment Portfolio - December 31, 2005

	Credit	Principal
	Rating[1]	Amount/	Value
	(unaudited)	Shares	(Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2008	Aaa	$60,000	$61,145
Westchester County, Unrefunded Balance, G.O. Bond, Series A, 4.75%, 12/15/2008	AAA[2]	5,000	5,083
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2009	Aaa	65,000	66,240
Westchester County, Unrefunded Balance, G.O. Bond, Series A, 4.75%, 12/15/2009	AAA[2]	5,000	5,083
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011	Aaa	15,000	15,643
Westchester County, G.O. Bond, Series B, 3.70%, 12/15/2015	Aaa	1,000,000	986,450
Western Nassau County Water Authority, Water Systems, Prerefunded Balance, Revenue
Bond, AMBAC, 5.65%, 5/1/2026	Aaa	350,000	359,636
Westhampton Beach Union Free School District, G.O. Bond, MBIA, 4.00%, 7/15/2018	Aaa	726,000	720,330
William Floyd Union Free School District of the Mastics-Moriches-Shirley,
G.O. Bond, AMBAC, 5.70%, 6/15/2008	Aaa	405,000	426,801
Williamsville Central School District, G.O. Bond, MBIA, 5.00%, 6/15/2012	Aaa	490,000	528,450
Wyandanch Union Free School District, G.O. Bond, FSA, 5.60%, 4/1/2017	Aaa	500,000	519,150

TOTAL NEW YORK MUNICIPAL SECURITIES
(Identified Cost $76,492,944)			78,791,190

SHORT-TERM INVESTMENTS - 3.3%
Dreyfus BASIC New York Municipal Money Market Fund
(Identified Cost $2,686,326)		2,686,326	2,686,326

TOTAL INVESTMENTS - 98.9%
(Identified Cost $79,179,270)			81,477,516

OTHER ASSETS, LESS LIABILITIES - 1.1%			927,908

NET ASSETS - 100%			$82,405,424

The accompanying notes are an integral part of the financial statements.

12

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Investment Portfolio - December 31, 2005

KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:
AMBAC (AMBAC Assurance Corp.)
CIFG (CIFG North America, Inc.)
FGIC (Financial Guaranty Insurance Co.)
FSA (Financial Security Assurance)
MBIA (MBIA, Inc.)
The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody's (unaudited)
2Credit ratings from S&P (unaudited)

The Series' portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: FGIC - 30.9%; MBIA - 20.7%; AMBAC - 16.0%; FSA - 14.8%.

The accompanying notes are an integral part of the financial statements.

13


Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost $79,179,270) (Note 2)	$81,477,516
Interest receivable	926,926
Receivable for fund shares sold	165,790
Dividends receivable	5,107

TOTAL ASSETS	82,575,339

LIABILITIES:

Accrued management fees (Note 3)	46,692
Accrued fund accounting and transfer agent fees (Note 3)	8,901
Accrued Chief Compliance Officer service fees (Note 3)	132
Payable for fund shares repurchased	76,216
Audit fees payable	25,184
Due to custodian	9,347
Other payables and accrued expenses	3,443

TOTAL LIABILITIES	169,915

TOTAL NET ASSETS	$82,405,424

NET ASSETS CONSIST OF:

Capital stock	$78,894
Additional paid-in-capital	79,614,653
Undistributed net investment income	395,593
Accumulated net realized gain on investments	18,038
Net unrealized appreciation on investments	2,298,246

TOTAL NET ASSETS	$82,405,424

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($82,405,424/7,889,388 shares)	$10.45

The accompanying notes are an integral part of the financial statements.

14


Statement of Operations

For the Year Ended December 31, 2005

INVESTMENT INCOME:

Interest	$3,335,401
Dividends	51,379

Total Investment Income	3,386,780

EXPENSES:

Management fees (Note 3)	396,864
Fund accounting and transfer agent fees (Note 3)	108,911
Directors' fees (Note 3)	7,662
Chief Compliance Officer service fees (Note 3)	5,326
Custodian fees	12,801
Miscellaneous	38,816

Total Expenses	570,380

NET INVESTMENT INCOME	2,816,400

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain on investments	91,450
Net change in unrealized appreciation on investments	(1,163,352)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS	(1,071,902)

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$1,744,498

The accompanying notes are an integral part of the financial statements.

15


Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/05	12/31/04

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,816,400	$2,517,497
Net realized gain on investments	91,450	113,033
Net change in unrealized appreciation on investments	(1,163,352)	(621,898)

Net increase from operations	1,744,498	2,008,632

DISTRIBUTIONS TO SHAREHOLDERS
(Note 8):

From net investment income	(2,708,429)	(3,015,370)
From net realized gain on investments	(97,103)	(223,458)

Total distributions to shareholders	(2,805,532)	(3,238,828)

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions (Note 5)	7,646,554	12,857,412

Net increase in net assets	6,585,520	11,627,216

NET ASSETS:

Beginning of year	75,819,904	64,192,688

End of year (including undistributed net investment
income of $395,593 and $292,522, respectively)	$82,405,424	$75,819,904

The accompanying notes are an integral part of the financial statements.

16

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Financial Highlights

	For the Years Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$10.58	$10.77	$10.89	$10.36	$10.36

Income (loss) from investment operations:
Net investment income	0.37	0.36	0.42	0.46	0.46
Net realized and unrealized gain (loss) on
investments	(0.13)	(0.07)	-[2]	0.54	(0.05)

Total from investment operations	0.24	0.29	0.42	1.00	0.41

Less distributions to shareholders:
From net investment income	(0.36)	(0.45)	(0.41)	(0.42)	(0.41)
From net realized gain on investments	(0.01)	(0.03)	(0.13)	(0.05)	-

Total distributions to shareholders	(0.37)	(0.48)	(0.54)	(0.47)	(0.41)

Net asset value - End of year	$10.45	$10.58	$10.77	$10.89	$10.36

Total return[1]	2.33%	2.83%	3.90%	9.81%	3.96%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.72%	0.75%	0.75%*	0.73%	0.72%
Net investment income	3.55%	3.57%	3.80%	4.20%	4.23%

Portfolio turnover	6%	7%	17%	6%	7%

Net assets - End of year (000's omitted)	$82,405	$75,820	$64,193	$63,961	$66,295

*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) for the year ended 12/31/03 would have been increased by 0.00%3.

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the year ended 12/31/03.
2Less than $0.01 per share.
3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

17

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Notes to Financial Statements

1. ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as New York Tax Exempt Series common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily. Dividend income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

18

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Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains
Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.85% of average daily net assets each year. In addition to its contractual agreement to limit expenses to 0.85%, the Advisor has voluntarily agreed to waive fees and reimburse expenses during the current fiscal year in order to keep total operating expenses from exceeding 0.75% of average daily net assets. The Advisor may change or eliminate all or part of its voluntary waiver at any time. For the year ended December 31, 2005, the Advisor did not waive its management fee or reimburse any expenses of the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

19

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Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $12,597,202 and $4,374,550, respectively. There were no purchases or sales of United States Government securities.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of New York Tax Exempt Series were:

	For the Year		For the Year
	Ended 12/31/05		Ended 12/31/04

	Shares	Amount	Shares	Amount

Sold	1,217,413	$12,838,558	1,344,216	$14,370,660
Reinvested	252,977	2,650,023	288,035	3,053,897
Repurchased	(744,729)	(7,842,027)	(430,022)	(4,567,145)
Total	725,661	$7,646,554	1,202,229	$12,857,412

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005.

7.	CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

20

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Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/05	Ended 12/31/04

Ordinary income	$-	$25,857
Tax exempt income	2,708,429	2,989,513
Long-term capital gains	97,103	223,458

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended December 31, 2005. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2005.

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$79,134,333

Unrealized appreciation	$2,687,401
Unrealized depreciation	(344,218)

Net unrealized appreciation	$2,343,183
Undistributed tax exempt income	350,656
Undistributed long-term capital gains	18,038

21

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax Exempt Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

22

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Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

23

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Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

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Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

25

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Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

26

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Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                        1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site                      http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                       1-800-466-3863
On the SEC’s web site                                 http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                       1-800-466-3863
On the SEC’s web site                                 http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                      1-800-466-3863
On the SEC’s web site                                http://www.sec.gov
On the Advisor’s web site                         http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

27

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Exeter Fund, Inc.
Annual Report
December 31, 2005
Diversified Tax Exempt



Management Discussion and Analysis (unaudited)

Dear Shareholders:

While investing is definitely not child’s play, it is sometimes useful to draw upon one’s childhood experiences when looking for analogies that best describe what has occurred in the financial markets. In 2005, the most appropriate analogy as far as the fixed income markets, including the municipal market, were concerned, would have been the “teeter- totter”. Its movements, one side rising while the other side falls, aptly describe what happened to the change in the shape of the municipal yield curve, and that change was the key determinant of the various investment performances within the municipal market.

At the start of the year, short-term municipal yields were relatively low (medium quality general obligation bonds were yielding about 2.20%), while long-term yields were substantially higher (medium quality government obligation bonds were yielding about 4.85%). At the end of the year, short-term interest rates had moved up quite dramatically (up to about 3.35%) but long-term interest rates had actually drifted lower (down to about 4.60%). It was as if a fulcrum had been placed somewhere between the 10 and 15 year maturities and the yields on those securities with shorter maturities had “teetered” up, while the yields of securities with longer maturities had actually “tottered” down.

The increase in short-term rates reflected the tighter monetary policies that the Federal Reserve (the “Fed”) started to put in place in June of 2004 and which the Fed continued to implement throughout all of 2005. The Fed “tightens” monetary policy by pulling reserves out of the banking system, thereby causing the overnight lending rate that banks charge each other to rise. The overnight rate is referred to as the Fed Funds rate. Increasing or decreasing reserves is the mechanism that the Fed uses to target the Fed Funds rate. In 2005, the Fed withdrew reserves, thereby increasing the “targeted” Fed Funds rate, on eight separate occasions. Each time the target was increased by 25 basis points (0.25%). Short-term interest rates across all market sectors, including the municipal market, rose in tandem.

Given the improvements in the economic environment, the Fed began its tightening policy in an effort to unwind what were universally considered to be “accommodative” monetary policies. As the economy continued to grow over the next 18 months (the second half of 2004 and all of 2005) the Fed continued to tighten. During the second half of 2005, although the core rate of inflation remained relatively stable, the sizable increases in energy prices pushed up the overall rate of inflation, which gave the Fed an additional reason to push up short-term interest rates.

Longer-term interest rates are driven to a greater degree by investors’ expectations about the future course of inflation. The fact that the core rate of inflation (i.e. inflation less the volatile effects of food and energy prices) barely budged in 2005 in conjunction with the Fed acting in a proactive (i.e. before inflation accelerated) rather than reactive fashion, allowed long-term fixed income investors to remain relatively sanguine about the risk of inflation. That, along with a limited number of higher yielding investment alternatives, made longer-term fixed income securities relatively attractive, which caused long-term yields to remain steady. Yields on long-term municipal bonds were also aided by the fact that federal income tax rates remained unchanged in 2005, allowing municipal bonds to remain the best tax-shielding game in town.

The teeter-totter action of the yield curve caused the various municipal market indices to behave differently. The shortest index, which measures municipal bonds with maturities of 1-3 years, posted a total return of 1.41%; intermediate municipal bonds, the benchmark for our Series, returned 1.87%, while longer-term muni bonds did more than twice as well, posting a return of 3.94%.

1

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Management Discussion and Analysis (unaudited)

The Diversified Tax Exempt Series outperformed its benchmark in 2005 with a return of 2.60%. The relative outperformance reflected the slightly “barbelled” nature of the series; a “barbelled” portfolio focuses its positions in very short-term securities and longer-term securities. Those securities did well in 2005 compared to intermediate-term securities, hence the strong relative comparison. The performance is even more encouraging when taking into account that the Series invests almost exclusively in the highest quality municipal securities, which carry lower yields.

We wish you a happy and healthy new year.

Sincerely,

Exeter Asset Management

2

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Performance Update as of December 31, 2005 (unaudited)

	Average Annual Total Returns
	As of December 31, 2005

	One	Five	Ten	Since
	Year	Year	Year	Inception[1]
Exeter Fund, Inc. - Diversified Tax Exempt Series[2]	2.60%	4.77%	4.80%	4.87%

Merrill Lynch Intermediate Municipal Bond Index[3]	1.87%	5.11%	5.35%	5.34%

The following graph compares the value of a $10,000 investment in the Exeter Fund, Inc. - Diversified Tax Exempt Series from its inception1 (2/14/94) to present (12/31/05) to the Merrill Lynch Intermediate Municipal Bond Index.

<graphic>
<line graph>

Data for line graph to follow:

	Exeter Fund, Inc.	Merrill Lynch
Date	Diversified Tax Exempt Series	Intermediate Municipal Bond Index

2/14/94	$10,000	$10,000
12/94	9,461	9,709
12/95	11,003	11,009
12/96	11,370	11,520
12/97	12,270	12,406
12/98	12,944	13,183
12/99	12,340	13,182
12/00	13,935	14,453
12/01	14,453	15,197
12/02	15,783	16,789
12/03	16,518	17,597
12/04	17,146	18,203
12/31/05	17,591	18,543

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series' inception date.
2The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
3The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of over 6,000 municipal bonds issued across the United States. The Index is comprised of investment grade securities. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

3

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Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs, including potential wire charges on redemptions and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as potential wire charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/05	12/31/05	7/1/05-12/31/05
Actual	$1,000.00	$1,002.40	$3.53
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.68	$3.57

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

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Portfolio Composition as of December 31, 2005 (unaudited)

<graphic>
<pie chart>

Bond Types1

Certificate of Participation	1.5%
General Obligation Bonds	68.5%
Revenue Bonds	25.5%
Special Tax	1.4%
Tax Allocation	1.5%
Cash, short-term investments, and other assets, less liabilities	1.6%

1As a percentage of net assets.

Credit Quality Ratings2,3

Aaa	83.9%
Aa	13.3%
A	1.2%
Unrated investments, such as cash, short-term investments, and other assets, less liabilities	1.6%

2As a percentage of net assets.
3Based on ratings from Moody's, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series' investment policies.

Top Ten States4

California	5.5%
Pennsylvania	5.2%
Florida	5.1%
Ohio	4.6%
New York	4.6%
Texas	4.1%
New Jersey	4.1%
Massachussetts	4.0%
Georgia	3.7%
Tenneessee	3.5%

4As a percentage of total investments.

5


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)
MUNICIPAL SECURITIES - 98.4%

Alabama - 2.4%
Bessemer Governmental Utility Services Corp., Water Supply,
Revenue Bond, MBIA, 5.20%, 6/1/2024	Aaa	$500,000	$527,535
Fort Payne Waterworks Board, Revenue Bond, AMBAC,
3.50%, 7/1/2015	Aaa	665,000	631,437
Hoover Board of Education, Capital Outlay Warrants,
Special Tax Warrants, MBIA, 5.25%, 2/15/2017	Aaa	500,000	533,210
Mobile County Board of School Commissioners, Capital Outlay Warrants, G.O. Bond,
Series B, AMBAC, 5.00%, 3/1/2018	Aaa	500,000	518,785
Odenville Utilities Board Water, Revenue Bond, MBIA,
4.30%, 8/1/2028	Aaa	500,000	500,780
			2,711,747

Alaska - 0.4%
Alaska Municipal Banking Authority, Revenue Bond, MBIA, 4.10%, 6/1/2017	Aaa	455,000	456,611

Arizona - 2.7%
Phoenix, G.O. Bond, Series B, 4.20%, 7/1/2021	Aa1	1,500,000	1,484,820
Salt River Project, Agricultural Impt. & Power
District, Certificate of Participation, MBIA, 5.00%, 12/1/2011	Aaa	1,500,000	1,605,645
			3,090,465

California - 5.4%
California State, G.O. Bond, 5.25%, 2/1/2023	A2	500,000	555,760
California State, G.O. Bond, 4.75%, 12/1/2028	A2	795,000	800,334
Chula Vista Elementary School District, G.O. Bond,
Series F, MBIA, 4.80%, 8/1/2024	Aaa	435,000	448,698
Chula Vista Elementary School District, G.O. Bond,
Series F, MBIA, 4.875%, 8/1/2025	Aaa	425,000	439,905
Oak Grove School District, Prerefunded Balance, G.O. Bond, FSA, 5.25%, 8/1/2024	Aaa	500,000	510,850
Oak Valley Hospital District, G.O. Bond, FGIC, 4.50%, 7/1/2025	Aaa	1,395,000	1,380,701
Richmond Joint Powers Financing Authority, Tax Allocation, Series A, MBIA,
5.25%, 9/1/2025	Aaa	1,570,000	1,670,684
Wiseburn School District, Prerefunded Balance, G.O. Bond, Series A, FGIC, 5.25%, 8/1/2016	Aaa	330,000	346,912
			6,153,844

Colorado - 3.0%
Broomfield Water Activity, Enterprise Water, Revenue
Bond, MBIA, 5.00%, 12/1/2015	Aaa	700,000	750,932
Colorado Water Resources & Power Development Authority, Water Resource,
Revenue Bond, Series D, FSA, 4.375%, 8/1/2035	Aaa	1,420,000	1,369,689

The accompanying notes are an integral part of the financial statements.

6


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Colorado (continued)
Denver City & County School District No. 1, Prerefunded Balance, G.O. Bond,
FGIC, 5.00%, 12/1/2023	Aaa	$895,000	$954,947
Denver City & County School District No. 1, Unrefunded Balance, G.O. Bond,
FGIC, 5.00%, 12/1/2023	Aaa	105,000	110,687
El Paso County School District No. 020, G.O. Bond, Series A, MBIA,
6.20%, 12/15/2007	Aaa	160,000	168,707
			3,354,962

Delaware - 1.0%
Delaware Transportation Authority, Revenue Bond, MBIA, 5.00%, 7/1/2011	Aaa	1,000,000	1,074,490

Florida - 5.1%
Florida State, Jacksonville Transportation, Prerefunded Balance, G.O. Bond,
Series A, 5.00%, 7/1/2027	Aa1	710,000	735,056
Florida State Board of Education, Capital Outlay, Prerefunded Balance, G.O. Bond, Series A,
5.00%, 6/1/2027	Aaa	750,000	775,417
Florida State Board of Education, Capital Outlay, Public Education, G.O. Bond,
Series C, AMBAC, 5.00%, 6/1/2011	Aaa	425,000	455,515
Florida State Board of Education, Capital Outlay, Public Education, G.O. Bond,
Series A, FSA, 4.50%, 6/1/2025	Aa1	1,280,000	1,287,782
Florida State Department of Transportation, G.O. Bond,
5.00%, 7/1/2027	Aa1	1,000,000	1,045,790
Hillsborough County, Capital Impt. Program, County Center Project, Revenue Bond,
Series B, MBIA, 5.125%, 7/1/2022	Aaa	400,000	411,112
Miami-Dade County, Educational Facilities Authority, Revenue Bond, Series A,
AMBAC, 5.00%, 4/1/2015	Aaa	510,000	551,101
Tohopekaliga Water Authority, Utility System, Revenue
Bond, Series A, FSA, 5.00%, 10/1/2028	Aaa	510,000	532,950
			5,794,723

Georgia - 3.7%
Atlanta, Prerefunded Balance, G.O. Bond, 5.60%, 12/1/2018	Aa3	350,000	357,686
Atlanta, Water & Wastewater, Revenue Bond, Series A, MBIA, 5.00%, 11/1/2033	Aaa	310,000	319,650
Atlanta, Water & Wastewater, Revenue Bond, FSA, 5.00%, 11/1/2043	Aaa	1,500,000	1,544,505
Georgia State, G.O. Bond, Series B, 5.65%, 3/1/2012	Aaa	200,000	223,428
Georgia State, G.O. Bond, Series B, 4.00%, 3/1/2022	Aaa	1,270,000	1,224,432
Rockdale County, Water & Sewer Authority, Prerefunded Balance, Revenue Bond,
FSA, 5.00%, 7/1/2022	Aaa	450,000	469,966
			4,139,667

The accompanying notes are an integral part of the financial statements.

7


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Hawaii - 0.2%
Hawaii State, G.O. Bond, Series CH, 6.00%, 11/1/2007	Aa2	$260,000	$272,285

Illinois - 3.5%
Chicago, G.O. Bond, FGIC, 5.25%, 1/1/2027	Aaa	250,000	261,712
Chicago, G.O. Bond, MBIA, Series A, 5.00%, 1/1/2034	Aaa	830,000	855,190
Chicago Neighborhoods Alive 21 Program, G.O. Bond, FGIC, 5.375%, 1/1/2026	Aaa	500,000	531,590
Cook County, G.O. Bond, Series A, FGIC, 5.00%, 11/15/2022	Aaa	750,000	784,125
Illinois State, Certificate of Participation, Series 1995 A, MBIA, 5.60%, 7/1/2010	Aaa	100,000	102,188
Illinois State, G.O. Bond, 5.00%, 12/1/2027	Aa3	600,000	622,338
Madison & St. Clair Counties School District No. 010 Collinsville, School Building,
Prerefunded Balance, G.O. Bond, FGIC, 5.125%, 2/1/2019	Aaa	500,000	537,225
Rock Island County School District No. 041 Rock Island,
G.O. Bond, FSA, 5.125%, 12/1/2015	Aaa	200,000	208,674
			3,903,042

Indiana - 1.7%
Avon Community School Building Corp., Prerefunded Balance, Revenue Bond,
AMBAC, 5.25%, 1/1/2022	Aaa	310,000	319,198
Avon Community School Building Corp., Prerefunded Balance, Revenue Bond,
AMBAC, 5.25%, 1/1/2022	Aaa	615,000	633,247
La Porte County, G.O. Bond, FGIC, 5.20%, 1/15/2018	Aaa	300,000	323,919
Monroe County Community School Corp., Prerefunded Balance, Revenue Bond, MBIA,
5.25%, 7/1/2016	Aaa	125,000	129,867
North Lawrence Indiana Community Schools Building Corp., Revenue Bond,
FSA, 5.00%, 7/15/2020	Aaa	450,000	474,345
			1,880,576

Iowa - 1.0%
Indianola Community School District, G.O. Bond, FGIC, 5.20%, 6/1/2021	Aaa	425,000	459,149
Iowa City, Sewer, Revenue Bond, MBIA, 5.75%, 7/1/2021	Aaa	250,000	252,992
Iowa City Community School District, G.O. Bond, FSA, 4.00%, 6/1/2018	Aaa	425,000	420,151
			1,132,292

Kansas - 3.2%
Derby, Prerefunded Balance, G.O. Bond, Series A, FSA, 5.00%, 6/1/2015	Aaa	275,000	276,966
Johnson County Unified School District No. 229, Prerefunded Balance, G.O.
Bond, Series A, 5.00%, 10/1/2014	Aa1	220,000	226,459

The accompanying notes are an integral part of the financial statements.

8


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Kansas (continued)
Johnson County Unified School District No. 231, Prerefunded Balance, G.O.
Bond, Series A, FGIC, 5.75%, 10/1/2016	Aaa	$500,000	$541,040
Johnson & Miami Counties Unified School District No. 230, G.O. Bond,
FGIC, 4.00%, 9/1/2022	Aaa	1,000,000	953,730
Sedgwick County Unified School District No. 265, G.O. Bond,
FSA, 5.00%, 10/1/2025	Aaa	1,090,000	1,151,966
Wyandotte County School District No. 204 Bonner Springs, G.O. Bond,
Series A, FSA, 5.375%, 9/1/2015	Aaa	400,000	430,548
			3,580,709

Kentucky - 0.5%
Jefferson County School District Finance Corp., School
Building, Prerefunded Balance, Revenue Bond, Series A, MBIA, 5.00%, 2/1/2011	Aaa	300,000	306,417
Kentucky State Turnpike Authority, Economic Development, Revenue Bond, AMBAC,
6.50%, 7/1/2008	Aaa	250,000	268,693
			575,110

Louisiana - 2.8%
Caddo Parish Parishwide School District, G.O. Bond, MBIA, 4.35%, 3/1/2026	Aaa	660,000	642,998
Caddo Parish Parishwide School District, G.O. Bond, MBIA, 4.375%, 3/1/2027	Aaa	1,090,000	1,067,241
Lafayette Public Power Authority, Revenue Bond, Series A, AMBAC, 5.00%, 11/1/2012	Aaa	730,000	777,742
New Orleans Sewage Service, Revenue Bond, FGIC, 5.25%, 6/1/2012	Aaa	300,000	308,190
Orleans Parish Parishwide School District, G.O. Bond,
Series A, FGIC, 5.125%, 9/1/2016	Aaa	400,000	407,656
			3,203,827

Maine - 0.7%
Kennebec Water District, Revenue Bond, FSA, 5.125%, 12/1/2021	Aaa	750,000	781,402

Maryland - 0.2%
Baltimore, Water Project, Revenue Bond, Series A, FGIC, 5.55%, 7/1/2009	Aaa	260,000	278,668

Massachusetts - 4.0%
Boston, G.O. Bond, Series A, MBIA, 4.125%, 1/1/2021	Aaa	1,000,000	980,800
Boston, G.O. Bond, Series A, MBIA, 4.125%, 1/1/2022	Aaa	410,000	398,983
Lowell, State Qualified, G.O. Bond, AMBAC, 5.00%, 2/1/2020	Aaa	500,000	530,690

The accompanying notes are an integral part of the financial statements.

9


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Massachusetts (continued)
Massachusetts Bay Transportation Authority, General Transportation System,
Prerefunded Balance, Revenue Bond, Series B, FSA, 5.25%, 3/1/2026	Aaa	$315,000	$319,104
Massachusetts Bay Transportation Authority, General Transportation System,
Prerefunded Balance, Revenue Bond, Series B, FSA, 5.25%, 3/1/2026	Aaa	185,000	187,435
Massachusetts State, G.O. Bond, Series C, AMBAC, 5.75%, 8/1/2010	Aaa	400,000	438,256
Massachusetts State, G.O. Bond, Series D, 5.25%, 10/1/2014	Aa2	1,000,000	1,101,570
Plymouth, G.O. Bond, MBIA, 5.25%, 10/15/2020	Aaa	100,000	107,610
Richmond, G.O. Bond, MBIA, 5.00%, 4/15/2021	Aaa	400,000	426,156
			4,490,604

Michigan - 3.0%
Comstock Park Public Schools, Prerefunded Balance, G.O. Bond, FSA, 5.50%, 5/1/2011	Aaa	150,000	151,088
Detroit City School District, School Building & Site Impt., G.O. Bond,		750,000	775,058
Series B, FGIC, 5.00%, 5/1/2033	Aaa
Holly Area School District, G.O. Bond, FGIC, 5.00%, 5/1/2022	Aaa	500,000	519,560
Hudsonville Public Schools, Prerefunded Balance, G.O. Bond, FGIC, 5.15%, 5/1/2027	Aaa	185,000	192,698
Hudsonville Public Schools, Unrefunded Balance, G.O. Bond, FGIC, 5.15%, 5/1/2027	Aaa	40,000	41,238
Lincoln Park School District, G.O. Bond, FGIC, 5.00%, 5/1/2026	Aaa	480,000	491,438
Muskegon Water, Revenue Bond, FSA, 4.75%, 5/1/2019	Aaa	565,000	581,820
Oakland County, George W. Kuhn Drain District,
G.O. Bond, Series B, 5.375%, 4/1/2021	Aaa	475,000	499,292
St. Joseph County, Sewer Disposal Systems - Constantine,
G.O. Bond, FSA, 5.00%, 4/1/2012	Aaa	100,000	101,428
			3,353,620

Minnesota - 1.6%
Albert Lea Independent School District No. 241, G.O. Bond, MBIA,
5.00%, 2/1/2018	Aaa	500,000	500,730
Big Lake Independent School District No. 727, G.O. Bond, MBIA,
5.50%, 2/1/2014	Aaa	500,000	512,020
Pine County, G.O. Bond, Series A, FGIC, 4.40%, 2/1/2028	Aaa	555,000	547,413
Western Minnesota Municipal Power Agency, Revenue
Bond, 6.625%, 1/1/2016	Aaa	175,000	205,940
			1,766,103

The accompanying notes are an integral part of the financial statements.

10


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Mississippi - 1.4%
Biloxi Public School District, Revenue Bond, MBIA, 5.00%, 4/1/2017	Aaa	$500,000	$517,575
De Soto County School District, G.O. Bond, FSA, 5.00%, 2/1/2013	Aaa	1,000,000	1,069,280
			1,586,855

Missouri - 0.5%
Metropolitan St. Louis Sewer District Wastewater System, Revenue Bond,
Series A, MBIA, 3.60%, 5/1/2013	Aaa	600,000	593,454

Nevada - 2.2%
Clark County Transportation, G.O. Bond, Series A, FGIC, 4.50%, 12/1/2019	Aaa	500,000	505,895
Clark County Public Facilities, G.O. Bond, Series C, FGIC, 5.00%, 6/1/2024	Aaa	425,000	442,026
Nevada State, Project Nos. 66 & 67, Prerefunded Balance, G.O. Bond, Series A,
FGIC, 5.00%, 5/15/2028	Aaa	625,000	649,131
Nevada State, Project Nos. 66 & 67, Unrefunded Balance, G.O. Bond, Series A,
FGIC, 5.00%, 5/15/2028	Aaa	125,000	128,028
Truckee Meadows, Water Authority, Revenue Bond, Series A, FSA, 5.00%, 7/1/2025	Aaa	750,000	783,330
			2,508,410

New Jersey - 4.0%
East Brunswick Township Board of Education, G.O. Bond, FSA, 4.50%, 11/1/2028	Aaa	835,000	836,269
East Brunswick Township Board of Education, G.O. Bond, FSA, 4.50%, 11/1/2029	Aaa	1,000,000	999,940
Essex County, G.O. Bond, Series A, MBIA, 4.50%, 5/1/2031	Aaa	500,000	496,980
Jersey City Water, Prerefunded Balance, G.O. Bond, FSA, 5.50%, 3/15/2011	Aaa	225,000	235,244
Morris County Impt. Authority, School District, Morris Hills Regional District, Revenue Bond,
3.70%, 10/1/2018	Aaa	540,000	512,908
North Hudson Sewerage Authority, Revenue Bond, FGIC, 5.25%, 8/1/2016	Aaa	250,000	255,178
South Brunswick Township Board of Education, G.O. Bond, MBIA, 4.125%, 8/1/2012	Aaa	1,200,000	1,233,564
			4,570,083

New Mexico - 0.7%
New Mexico Finance Authority, Public Project Revolving Fund, Revenue Bond,
Series A, MBIA, 3.25%, 6/1/2013	Aaa	800,000	758,880

New York - 4.5%
Erie County, Public Impt., G.O. Bond, Series A, FGIC, 5.00%, 9/1/2014	Aaa	380,000	408,546

The accompanying notes are an integral part of the financial statements.

11


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

New York (continued)
Mount Morris Central School District, G.O. Bond, FGIC, 4.125%, 6/15/2014	Aaa	$1,290,000	$1,331,667
New York City Municipal Water Finance Authority, Revenue Bond, Series E,
FGIC, 5.00%, 6/15/2026	Aaa	750,000	776,760
New York State Urban Development Corp., Special Tax Bond, MBIA, 5.00%, 1/1/2019	AAA[2]	1,000,000	1,076,650
Orange County, G.O. Bond, 5.125%, 9/1/2024	Aa1	500,000	519,915
Orange County, G.O. Bond, Series A, 3.00%, 11/1/2006	Aa1	500,000	499,360
Spencerport Central School District, G.O. Bond, FSA, 5.00%, 11/15/2012	Aaa	350,000	366,328
Westchester County, G.O. Bond, 4.75%, 11/15/2016	Aaa	15,000	15,341
Westchester County, Unrefunded Balance, G.O. Bond, 4.75%, 11/15/2016	Aaa	135,000	137,371
			5,131,938

North Carolina - 2.8%
Cary, G.O. Bond, 5.00%, 3/1/2018	Aaa	700,000	748,069
Mecklenburg County, Public Impt., G.O. Bond, Series A, 4.125%, 2/1/2022	Aaa	1,455,000	1,425,609
Raleigh, G.O. Bond, 4.40%, 6/1/2017	Aaa	250,000	257,160
Union County, Prerefunded Balance, G.O. Bond, Series B, FGIC, 5.30%, 3/1/2013	Aaa	250,000	269,323
Wilson, G.O. Bond, AMBAC, 5.10%, 6/1/2019	Aaa	400,000	429,428
			3,129,589

North Dakota - 1.6%
Fargo, G.O. Bond, Series A, MBIA, 4.70%, 5/1/2030	Aaa	1,840,000	1,857,351

Ohio - 4.6%
Cleveland, Various Purposes, G.O. Bond, MBIA, 5.00%, 12/1/2012	Aaa	1,140,000	1,233,685
Licking Heights Local School District, School Facilities Construction & Impt., G.O. Bond,
Series A, MBIA, 5.00%, 12/1/2022	Aaa	1,450,000	1,541,742
Newark City School District, School Impt., G.O. Bond, FGIC, 4.25%, 12/1/2027	Aaa	500,000	477,575
Oak Hills Local School District, Prerefunded Balance, G.O. Bond, MBIA, 5.125%, 12/1/2025	Aaa	490,000	511,462
Ohio State Conservation Project, G.O. Bond, Series A,
5.00%, 3/1/2015	Aa1	1,000,000	1,082,090
Springfield City School District, G.O. Bond, FGIC, 5.20%,
12/1/2023	Aaa	325,000	352,615
			5,199,169

The accompanying notes are an integral part of the financial statements.

12


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

Oklahoma - 0.7%
Oklahoma State Turnpike Authority, Revenue Bond,
Series A, FGIC, 5.00%, 1/1/2023	Aaa	$750,000	$776,603

Oregon - 2.9%
Josephine County Unit School District Three Rivers, Prerefunded Balance, G.O.
Bond, FSA, 5.25%, 6/15/2017	Aaa	825,000	894,234
Oregon State Board of Higher Education, G.O. Bond, Series B, 5.00%, 8/1/2033	Aa3	1,500,000	1,527,015
Salem, Pedestrian Safety Impts., Prerefunded Balance, G.O. Bond, FGIC, 5.50%, 5/1/2010	Aaa	255,000	256,849
Washington County School District No. 015 Forest Grove, Prerefunded Balance, G.O. Bond,
FSA, 5.50%, 6/15/2017	Aaa	500,000	548,115
			3,226,213

Pennsylvania - 5.2%
Beaver County, G.O. Bond, MBIA, 5.15%, 10/1/2017	Aaa	300,000	308,520
Cambria County, G.O. Bond, Series A, FGIC, 6.10%, 8/15/2016	Aaa	65,000	65,795
Jenkintown School District, G.O. Bond, Series A, FGIC, 4.50%, 5/15/2032	Aaa	1,000,000	990,800
Pennsylvania State, G.O. Bond, MBIA, 5.00%, 1/1/2011	Aaa	1,500,000	1,606,710
Pennsylvania State Turnpike Commission, Prerefunded Balance, Revenue Bond, AMBAC,
5.375%, 7/15/2019	Aaa	530,000	582,565
Philadelphia, Water & Wastewater, Revenue Bond,
MBIA, 5.60%, 8/1/2018	Aaa	20,000	21,774
Plum Boro School District, G.O. Bond, Series A, FGIC, 4.50%, 9/15/2030	AAA[2]	855,000	851,161
Uniontown Area School District, G.O. Bond, FSA, 4.35%, 10/1/2034	AAA[2]	1,500,000	1,438,125
			5,865,450

Rhode Island - 0.9%
Rhode Island Clean Water Finance Agency, Revenue Bond,
Series A, MBIA, 5.00%, 10/1/2035	Aaa	1,000,000	1,031,030

South Carolina - 3.0%
Beaufort County School District, Prerefunded Balance, G.O. Bond, Series A, 5.00%, 3/1/2020	Aa1	500,000	534,745
Orangeburg County Consolidated School District 5, G.O. Bond,
5.625%, 3/1/2019	Aa1	800,000	859,592
South Carolina, Transportation Infrastructure Bank, Prerefunded Balance, Revenue Bond,
Series A, AMBAC, 5.25%, 10/1/2021	Aaa	1,500,000	1,610,130
South Carolina State Highway, Prerefunded Balance, G.O. Bond, Series B,
5.625%, 7/1/2010	Aaa	350,000	361,053
			3,365,520

The accompanying notes are an integral part of the financial statements.

13


Investment Portfolio - December 31, 2005

	Credit
	Rating[1]	Principal	Value
	(unaudited)	Amount	(Note 2)

South Dakota - 0.6%
Rapid City Area School District No. 51-4, Capital Outlay Certificates, G.O. Bond,
FSA, 4.75%, 1/1/2018	Aaa	$650,000	$663,943

Tennessee - 3.5%
Cleveland Water & Sewer, Prerefunded Balance, G.O. Bond, FGIC, 5.35%, 9/1/2023	Aaa	450,000	465,138
Johnson City School Sales Tax, Prerefunded Balance, G.O. Bond, AMBAC, 6.70%, 5/1/2021	Aaa	350,000	353,913
Rhea County, G.O. Bond, MBIA, 5.00%, 4/1/2018	Aaa	950,000	1,003,305
Shelby County, G.O. Bond, Series A, 5.50%, 3/1/2010	Aa2	2,000,000	2,160,520
			3,982,876

Texas - 4.1%
Brazoria County, G.O. Bond, FGIC, 4.75%, 9/1/2011	Aaa	445,000	457,438
Brazos River Authority, Revenue Bond, Series B, FGIC, 4.25%, 12/1/2017	Aaa	1,125,000	1,129,871
McKinney Waterworks & Sewer, Revenue Bond, FGIC,
4.75%, 3/15/2024	Aaa	1,000,000	1,019,990
North Texas Municipal Water District, Regional Wastewater, Revenue Bond,
FSA, 5.00%, 6/1/2012	Aaa	150,000	153,176
Richardson Independent School District, G.O. Bond, Series B, 5.00%,
2/15/2021	Aaa	500,000	510,860
San Patricio Municipal Water District, Revenue Bond, FSA, 5.20%, 7/10/2028	Aaa	490,000	511,457
Southlake Waterworks & Sewer System, Prerefunded Balance, G.O. Bond, AMBAC, 5.30%,
2/15/2011	Aaa	350,000	350,872
Waller Consolidated Independent School District, G.O. Bond, 4.75%,
2/15/2023	Aaa	500,000	507,700
			4,641,364

Utah - 2.3%
Alpine School District, Prerefunded Balance, G.O. Bond, FGIC, 5.375%, 3/15/2009	Aaa	250,000	253,698
Mountain Regional Water Special Service District, Revenue Bond, MBIA, 5.00%,
12/15/2030	Aaa	1,240,000	1,291,162
St. George, Parks and Recreation, G.O. Bond, AMBAC, 4.00%, 8/1/2019	Aaa	795,000	779,450
Utah State Building Ownership Authority, Revenue Bond, Series
C, FSA, 5.50%, 5/15/2011	Aaa	300,000	327,816
			2,652,126

Virginia - 1.1%
Norfolk, Capital Impt., G.O. Bond, MBIA, 4.375%, 3/1/2024	Aaa	685,000	684,534
Richmond, G.O. Bond, Series B, FSA, 4.75%, 7/15/2023	Aaa	400,000	412,000

The accompanying notes are an integral part of the financial statements.

14


Investment Portfolio - December 31, 2005

	Credit	Principal
	Rating[1]	Amount/	Value
	(unaudited)	Shares	(Note 2)

Virginia (continued)
Spotsylvania County Water & Sewer Systems, Prerefunded Balance, Revenue
Bond, MBIA, 5.25%, 6/1/2016	Aaa	$130,000	$136,040
			1,232,574

Washington - 2.8%
Franklin County, G.O. Bond, FGIC, 5.125%, 12/1/2022	Aaa	1,000,000	1,064,270
King County, G.O. Bond, Series B, MBIA, 5.00%, 1/1/2030	Aaa	400,000	410,176
King County, Sewer, Revenue Bond, Series A, MBIA, 4.50%, 1/1/2032	Aaa	1,070,000	1,047,509
Seattle, Prerefunded Balance, G.O. Bond, Series A, 5.75%, 1/15/2020	Aa1	230,000	230,232
Washington State, G.O. Bond, Series A, 5.00%, 1/1/2023	Aa1	410,000	419,959
			3,172,146

Wisconsin - 2.9%
East Troy School District, G.O. Bond, Series A, MBIA, 4.625%,
10/1/2011	Aaa	400,000	403,100
Kenosha, G.O. Bond, Series B, FSA, 5.00%, 9/1/2011	Aaa	765,000	821,067
Oshkosh, Corporate Purposes, G.O. Bond, Series A, FGIC, 5.05%, 12/1/2021	Aaa	450,000	477,104
Stoughton Area School District, G.O. Bond, FGIC, 4.875%, 4/1/2016	Aaa	500,000	523,770
Two Rivers Public School District, Prerefunded Balance, G.O. Bond, FSA, 5.625%, 3/1/2019	Aaa	415,000	450,204
Washington County, Workforce Development Center, G.O. Bond, 3.75%, 3/1/2007	Aa1	25,000	25,146
West De Pere School District, Prerefunded Balance, G.O. Bond, Series A,
FSA, 5.25%, 10/1/2017	Aaa	500,000	538,885
			3,239,276

TOTAL MUNICIPAL SECURITIES
(Identified Cost $108,656,606)			111,179,597

SHORT-TERM INVESTMENTS - 1.2%
Dreyfus Municipal Reserves - Class R
(Identified Cost $1,370,529)		1,370,529	1,370,529

TOTAL INVESTMENTS - 99.6%
(Identified Cost $110,027,135)			112,550,126

OTHER ASSETS, LESS LIABILITIES - 0.4%			414,426

NET ASSETS - 100%			$112,964,552

The accompanying notes are an integral part of the financial statements.

15

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Investment Portfolio - December 31, 2005

KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement
No. - Number

Scheduled principal and interest payments are guaranteed by:
AMBAC (AMBAC Assurance Corp.)
FGIC (Financial Guaranty Insurance Co.)
FSA (Financial Security Assurance)
MBIA (MBIA, Inc.)
The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited)
2Credit ratings from S&P (unaudited)

The Series' portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: MBIA - 29.2%; FGIC - 21.8%; FSA - 19.3%.

The accompanying notes are an integral part of the financial statements.

16

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Statement of Assets and Liabilities

December 31, 2005

ASSETS:

Investments, at value (identified cost $110,027,135) (Note 2)	$112,550,126
Interest receivable	1,491,529
Receivable for fund shares sold	102,291
Dividends receivable	8,271

TOTAL ASSETS	114,152,217

LIABILITIES:

Accrued management fees (Note 3)	47,596
Accrued fund accounting and transfer agent fees (Note 3)	11,892
Accrued Chief Compliance Officer service fees (Note 3)	132
Payable for securities purchased	1,063,870
Payable for fund shares repurchased	32,302
Audit fees payable	25,362
Other payables and accrued expenses	6,511

TOTAL LIABILITIES	1,187,665

TOTAL NET ASSETS	$112,964,552

NET ASSETS CONSIST OF:

Capital stock	$103,683
Additional paid-in-capital	109,749,015
Undistributed net investment income	588,863
Net unrealized appreciation on investments	2,522,991

TOTAL NET ASSETS	$112,964,552

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($112,964,552/10,368,340 shares)	$10.90

The accompanying notes are an integral part of the financial statements.

17

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Statement of Operations

For the Year Ended December 31, 2005

INVESTMENT INCOME:

Interest	$4,305,427
Dividends	80,363

Total Investment Income	4,385,790

EXPENSES:

Management fees (Note 3)	511,314
Fund accounting and transfer agent fees (Note 3)	137,041
Directors' fees (Note 3)	7,662
Chief Compliance Officer service fees (Note 3)	5,326
Custodian fees	15,146
Miscellaneous	52,806

Total Expenses	729,295

NET INVESTMENT INCOME	3,656,495

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain on investments	104,286
Net change in unrealized appreciation on investments	(1,163,694)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS	(1,059,408)

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$2,597,087

The accompanying notes are an integral part of the financial statements.

18

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Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/05	12/31/04

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,656,495	$2,770,680
Net realized gain on investments	104,286	79,105
Net change in unrealized appreciation on
investments	(1,163,694)	85,958

Net increase from operations	2,597,087	2,935,743

DISTRIBUTIONS TO SHAREHOLDERS
(Note 7):

From net investment income	(3,408,479)	(3,183,863)
From net realized gain on investments	(108,954)	(64,781)

Total distributions to shareholders	(3,517,433)	(3,248,644)

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions (Note 5)	27,443,894	23,000,395

Net increase in net assets	26,523,548	22,687,494

NET ASSETS:

Beginning of year	86,441,004	63,753,510

End of year (including undistributed net investment
income of $588,863 and $341,015, respectively)	$112,964,552	$86,441,004

The accompanying notes are an integral part of the financial statements.

19

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Financial Highlights

	For the Years Ended
	12/31/05	12/31/04	12/31/03	12/31/02	12/31/01

Per share data (for a share outstanding
throughout each year):

Net asset value - Beginning of year	$10.99	$11.04	$11.00	$10.54	$10.57

Income (loss) from investment operations:
Net investment income	0.37	0.37	0.41	0.44	0.45
Net realized and unrealized gain (loss) on
investments	(0.09)	0.04	0.10	0.51	(0.06)

Total from investment operations	0.28	0.41	0.51	0.95	0.39

Less distributions to shareholders:
From net investment income	(0.36)	(0.45)	(0.41)	(0.41)	(0.41)
From net realized gain on investments	(0.01)	(0.01)	(0.06)	(0.08)	(0.01)

Total distributions to shareholders	(0.37)	(0.46)	(0.47)	(0.49)	(0.42)

Net asset value - End of year	$10.90	$10.99	$11.04	$11.00	$10.54

Total return[1]	2.60%	3.80%	4.65%	9.21%	3.72%

Ratios (to average net assets)/Supplemental
Data:
Expenses	0.71%	0.77%	0.78%	0.82%	0.78%
Net investment income	3.58%	3.63%	3.83%	4.07%	4.26%

Portfolio turnover	2%	5%	7%	11%	3%

Net assets - End of year (000's omitted)	$112,965	$86,441	$63,754	$55,169	$53,266

1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

20


Notes to Financial Statements

1. ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”), doing business as Exeter Asset Management. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2005, 1.16 billion shares have been designated in total among 21 series, of which 50 million have been designated as Diversified Tax Exempt Series common stock.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Security Transactions, Investment Income and Expenses
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily. Dividend income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

21


Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains
Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications
The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund.  In the normal course of business, the Fund may also enter into contracts that provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund.  The risk of material loss from such claims is considered remote.

Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund, and the Special Assistant Secretary’s salary, which is paid by BISYS Fund Services Ohio, Inc. (“BISYS”)), and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2007, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.85% of average daily net assets each year. In addition to its contractual agreement to limit expenses to 0.85%, the Advisor has voluntarily agreed to waive fees and reimburse expenses during the current fiscal year in order to keep total operating expenses from exceeding 0.78% of average daily net assets. The Advisor may change or eliminate all or part of its voluntary waiver at any time. For the year ended December 31, 2005, the Advisor did not waive its management fee or reimburse any expenses of the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

22


Notes to Financial Statements

3. TRANSACTIONS WITH AFFILIATES (continued)

For fund accounting and transfer agent services, through October 31, 2005, the Fund paid the Advisor an annual fee of 0.13% of the Fund’s average daily net assets up to $900 million, 0.10% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.06% for the Fund’s average daily net assets over $1.5 billion. Effective November 1, 2005, the fee rates were reduced as follows: 0.12% of the Fund’s average daily net assets up to $900 million, 0.09% for the Fund’s average daily net assets between $900 million and $1.5 billion, and 0.05% for the Fund’s average daily net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2005, purchases and sales of securities, other than United States Government securities and short-term securities, were $31,333,106 and $1,936,950, respectively. There were no purchases or sales of United States Government securities.

5. CAPITAL STOCK TRANSACTIONS

Transactions in shares of Diversified Tax Exempt Series were:

	For the Year Ended 12/31/05		For the Year Ended 12/31/04

	Shares	Amount	Shares	Amount

Sold	3,259,615	$35,783,025	2,625,078	$28,823,549
Reinvested	306,477	3,340,725	281,111	3,071,337
Repurchased	(1,066,096)	(11,679,856)	(815,090)	(8,894,491)

Total	2,499,996	$27,443,894	2,091,099	$23,000,395

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6. FINANCIAL INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2005.

7.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for

23


Notes to Financial Statements

7.	FEDERAL INCOME TAX INFORMATION (continued)

distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/05	Ended 12/31/04

Ordinary income	$-	$40,000
Tax exempt income	3,408,647	3,143,863
Long-term capital gains	108,786	64,781

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gains for its taxable year ended December 31, 2005. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2005.

At December 31, 2005, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$109,983,593

Unrealized appreciation	$2,943,672
Unrealized depreciation	(377,139)

Net unrealized appreciation	$2,566,533
Undistributed tax exempt income	545,321

24


Report of Independent Registered Public Accounting Firm

To the Board of Directors of Exeter Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Tax Exempt Series (a series of Exeter Fund, Inc., hereafter referred to as the "Series") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2006

25


Renewal of Investment Advisory Agreement (unaudited)

At the Exeter Fund, Inc. (the “Fund”) Board of Directors’ annual in-person meeting, held on November 17, 2005, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board. In addition, at the meeting of the Board, representatives of the Advisor presented additional oral and written information to help the Board evaluate the Advisor’s performance under the Agreement over the previous year. The Board then deliberated on the renewal of the Agreement in light of the various material provided prior to and at the meeting.

In connection with their review and deliberations, the Board considered the following factors and reached a conclusion with respect to such factors.

•
The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•
The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized peformance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. Market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•
The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 18 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement is reasonable.

•
The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractually or voluntarily) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for the Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•
The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

26


Renewal of Investment Advisory Agreement (unaudited)

•
In addition to the factors described above, the Board considered the Advisor’s personnel, the Advisor’s investment strategies, the Advisor’s policies and procedures relating to compliance with personal securities transactions, and the Advisor’s reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•
The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s conclusions regarding the factors described above, the Board, including a majority of Directors that are “not interested” as defined in the Investment Company Act of 1940, approved the renewal of the Agreement for another year. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27


Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	58
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1]& Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004;
Principal Executive Officer Since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Co-Executive Director; Executive Group Member**; Chief
Compliance Officer since 2004 - Manning & Napier Advisors, Inc.; President; Director -
Manning & Napier Investor Services, Inc.; Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President,
Director, Chairman, Treasurer, Chief Compliance Officer or Member
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer,
The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Genesee Corp.
The Ashley Group
Fannie Mae

Name:	Martin F. Birmingham
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	85
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1994
Principal Occupation(s) During Past 5 Years:	Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	67
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Partner, McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc.
New York Collegium
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	71
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

28


Directors’ and Officers’ Information (unaudited)

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	42
Current Position(s) Held with Fund:	Vice President
Term of Office[1]& Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	Co-Director of Research since 2002 & Executive Group Member**,
Manning & Napier Advisors, Inc.; Managing Director - Risk Management, Manning &
Napier Advisors, Inc., 1993-2002; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	39
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1]& Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance
Officer
Term of Office[1]& Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

Name:	Alaina V. Metz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	38
Current Position(s) Held with Fund:	Special Assistant Secretary
Term of Office & Length of Time Served:	Indefinite - Since 2002
Principal Occupation(s) During Past 5 Years:	Vice President, BISYS Fund Services Ohio, Inc. (mutual fund servicing company)
Number of Portfolios Overseen within Fund Complex:	21
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund's investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund's distributor.
**The Executive Group performs the duties of the Office of the Chief Executive of Manning & Napier Advisors, Inc., effective May 1, 2003.
1The term of office for President, Vice President, Chief Financial Officer, and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers' terms are indefinite.

29

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Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone                                                         1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site                       http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone                                                         1-800-466-3863
On the SEC’s web site                                   http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone                                                        1-800-466-3863
On the SEC’s web site                                  http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone                                                       1-800-466-3863
On the SEC’s web site                                 http://www.sec.gov
On the Advisor’s web site                          http://www.manningnapieradvisors.com/www/exeter_fund.asp

Additional information available at www.manningnapieradvisors.com/www/exeter_fund.asp

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual

30

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ITEM 2: CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Harris H. Rusitzky and Stephen B. Ashley. All Audit Committee members are independent under applicable rules. This designation will not increase the designee's duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services
Aggregate fees for professional services rendered for the Exeter Fund, Inc. (Small Cap Series, International Series, World Opportunities Series, Life Sciences Series, Technology Series, Financial Services Series, New York Tax Exempt Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, Core Bond Series, and Core Plus Bond Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2005 and 2004 were:

	2005	2004

Audit Fees (a)	$234,985	$164,635

Audit Related Fees (b)	-	-

Tax Fees (c)	62,020	44,715

All Other Fees (d)	-	-

	$297,005	$209,350

(a)	Audit Fees
These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees
These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees
These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees
These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2005 and 2004.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee
The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:
i)	Directly relate to the Fund’s operations and financial reporting; and
ii)
Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2005	2004

Audit Related Fees	$6,024	$3,950

Tax Fees	-	8,500

	$6,024	$12,450

The Audit Related fees for the years ended December 31, 2005 and 2004 were for 17Ad-13 internal control examinations and a license for proprietary automated financial statement disclosure software.

The Tax fees for the year ended December 31, 2004 relate to research on liquidation issues, year-end reporting, and tender offers.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2005 and 2004.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2005 and 2004 were $62,020 and $44,715, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $51,129 and $133,605, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, that did not require pre-approval, is compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6: SCHEDULE OF INVESTMENTS

See Investment Portfolios under Item 1 on this Form N-CSR.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11: CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds' disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds' Principal Executive Officer and Principal Financial Officer have concluded that the Funds' disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds' officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds' internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds' internal control over financial reporting.

ITEM 12: EXHIBITS

(a)(1) Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex-99.CERT.

(a)(3) Not applicable.

(b) A certification of the Registrant's principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exeter Fund, Inc.

/s/ B. Reuben Auspitz

B. Reuben Auspitz
President & Principal Executive Officer of Exeter Fund, Inc.
February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz

B. Reuben Auspitz
President & Principal Executive Officer of Exeter Fund, Inc.
February 28, 2006

/s/ Christine Glavin

Christine Glavin
Chief Financial Officer & Principal Financial Officer of Exeter Fund, Inc.
February 28, 2006